Exhibit B
Company	Commission Filing

Dominion Resources, Inc.
Articles of Incorporation as in effect August 9, 1999	Exhibit B-1, Form U5B
Articles of Amendment, establishing Series A Preferred Stock, effective March 12, 2001	Exhibit 3.2, Form S-4, dated September 20, 2001, File No. 1-8489
Bylaws as in effect on October 20, 2000	Exhibit 3, Form 10-Q for the quarter ended September 30, 2000, File No. 1-8489

CNG International Corporation
Certificate of Incorporation, effective January 19, 1996	Exhibit B-12, Form U5B
Bylaws, effective August 1, 1996	Exhibit B-12, Form U5B

Consolidated Natural Gas Company
Certificate of Incorporation, as amended, effective January 28, 2000	Exhibit B-10, Form U5B
Bylaws, as amended, effective December 15, 2000	Exhibit B-1, Form U5S for the year ended December 31, 2000
Dominion Armstrong, Inc.
Certificate of Incorporation, dated August 2, 1999	(filed herewith)
Bylaws, effective August 3, 1999	(filed herewith)

Dominion Black Warrior Basin, Inc.
Articles of Incorporation, dated December 17, 1992	(filed herewith)
Bylaws, effective December 17, 1992	(filed herewith)

Dominion Canada Finance Company
Articles of Association, dated August 20, 2001	(filed herewith)

Dominion Capital, Inc.
Articles of Incorporation, as amended and restated, effective July 28, 1986	Exhibit B-2, Form U5B
Bylaws, as amended, effective October 15, 1999	Exhibit B-2, Form U5B

Dominion Cogen, Inc.
Articles of Incorporation, effective December 15, 1997	(filed herewith)
Bylaws, amended and restated effective December 15, 1997	(filed herewith)

Dominion Cogen WV, Inc.
Articles of Incorporation, amended effective December 15, 1997	(filed herewith)
Bylaws, amended and restated effective December 15, 1997	(filed herewith)

Dominion Cove Point, Inc.
Articles of Incorporation, dated August 13, 2002	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, effective August 13, 2002	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Dresden, Inc.
Certificate of Incorporation, as amended and in effect August 25, 2000	(filed herewith)
Bylaws, as amended effective August 25, 2000	(filed herewith)

Dominion Elwood, Inc.
Certificate of Incorporation, dated May 12, 1998	(filed herewith)
Bylaws, effective May 12, 1998	(filed herewith)

Exhibit B
Company	Commission Filing

Dominion Energy, Inc.
Articles of Restatement, effective April 14, 1989	Exhibit B-3, Form U5B
Bylaws, as amended, effective October 15, 1999	Exhibit B-3, Form U5B

Dominion Energy Kewaunee, Inc.
Articles of Incorporation, effective October 22, 2003	(filed herewith)
Bylaws, effective October 22, 2003	(filed herewith)

Dominion Energy Marketing, Inc.
Certificate of Incorporation, effective September 28, 2000	(filed herewith)
Certificate of Amendment, effective April 8, 2004	(filed herewith)
Bylaws, effective September 28, 2000	(filed herewith)

Dominion Energy New England, Inc.
Articles of Incorporation, effective August 18, 2004	(filed herewith)
Bylaws, effective August 18, 2004	(filed herewith)

Dominion Energy Services, Company, Inc.
Articles of Incorporation, effective May 31, 1989	(filed herewith)
Bylaws, effective May 31, 1989	(filed herewith)

Dominion Energy Technologies, Inc.
Articles of Incorporation, effective April 19, 2001	(filed herewith)
Bylaws, effective April 20, 2001	(filed herewith)

Dominion Equipment, Inc.
Articles of Incorporation, effective October 4, 1999	Exhibit B, Form U5S for the year ended December 31, 2003
Bylaws, effective October 4, 1999	Exhibit B, Form U5S for the year ended December 31, 2003

Dominion Exploration & Production, Inc.
Certificate of Incorporation, as amended, April 12, 2000	Exhibit B-4, Form U5B
Bylaws, as amended, effective January 1, 2002	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Fairless Hills, Inc.
Certificate of Incorporation, effective October 2, 2000	(filed herewith)
Bylaws, effective October 2, 2000	(filed herewith)

Dominion Field Services, Inc.
Certificate of Incorporation, as amended April 1, 2000	Exhibit B-6, Form U5B
Bylaws, as amended April 1, 2000	Exhibit B-6, Form U5B

Dominion Kincaid, Inc.
Articles of Incorporation, effective March 18, 1996	(filed herewith)
Bylaws, as amended and restated effective December 15, 1997	(filed herewith)

Dominion Natural Gas Storage, Inc.
Certificate of Incorporation, dated November 27, 2001	(filed herewith)
Bylaws, dated November 27, 2001	(filed herewith)

Exhibit B
Company	Commission Filing

Dominion Nuclear Connecticut, Inc.
Certificate of Incorporation, effective August 24, 2000	(filed herewith)
Bylaws, effective April 15, 2004	(filed herewith)

Dominion Nuclear Holdings, Inc.
Certificate of Incorporation, as amended April 8, 2004	(filed herewith)
Bylaws, effective August 24, 2000	(filed herewith)

Dominion Nuclear, Inc.
Certificate of Incorporation, effective August 2, 2000	Exhibit B, Form U5S for the year ended December 31, 2002
Certificate of Amendment, effective August 23, 2000	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, as amended, effective August 23, 2000	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Nuclear Marketing I, Inc.
Articles of Incorporation, effective August 24, 2000	Exhibit B, Form U5S for the year ended December 31, 2003
Bylaws, effective August 24, 2000	Exhibit B, Form U5S for the year ended December 31, 2003

Dominion Nuclear Marketing I, Inc.
Articles of Incorporation, effective August 24, 2000	Exhibit B, Form U5S for the year ended December 31, 2003
Bylaws, effective August 24, 2000	Exhibit B, Form U5S for the year ended December 31, 2003

Dominion Nuclear Projects, Inc.
Articles of Incorporation, effective August 14, 2003	(filed herewith)
Bylaws, effective August 14, 2003	(filed herewith)

Dominion Ohio ES, Inc.
Articles of Incorporation, effective May 25, 2001	(filed herewith)
Operating Agreement, effective May 25, 2001	(filed herewith)

Dominion Oklahoma Texas Exploration & Production, Inc.
Certificate of Incorporation, effective September 21, 2001	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, effective September 21, 2001	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Pleasants, Inc.
Certificate of Incorporation, effective August 2, 1999	(filed herewith)
Bylaws, effective August 3, 1999	(filed herewith)

Dominion Products and Services, Inc..
Certificate of Incorporation, as amended effective September 5, 2000	(filed herewith)
Bylaws, as amended effective September 5, 2000	(filed herewith)

Dominion Reserves, Inc.
Articles of Incorporation, effective November 1, 1988	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, amended and restated effective December 15, 1997	Exhibit B, Form U5S for the year ended December 31, 2002

Exhibit B
Company	Commission Filing

Dominion Reserves - Utah, Inc.
Articles of Incorporation, effective July 7, 1993	(filed herewith)
Bylaws, effective July 7, 1993	(filed herewith)

Dominion Resources Services, Inc.
Articles of Incorporation, as amended December 19, 2000	Exhibit B-4, Form U5S for the year ended December 31, 2000
Bylaws, as amended, effective December 31, 2000	Exhibit B-5 Form U5S for the year ended December 31, 2000,

Dominion Retail, Inc.
Certificate of Incorporation, as amended September 5, 2000	Exhibit B-6, Form U5S for the year ended December 31, 2000
Bylaws, as amended effective September 5, 2000	Exhibit B-7 Form U5S for the year ended December 31, 2000

Dominion San Juan, Inc.
Articles of Incorporation, effective January 6, 1999	(filed herewith)
Bylaws, effective January 7, 1999	(filed herewith)

Dominion State Line, Inc.
Certificate of Incorporation, effective February 21, 2002	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, effective February 21, 2002	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Storage, Inc.
Articles of Incorporation, effective July 15, 1996	Exhibit B, Form U5S for the year ended December 31, 2003
Bylaws, as amended and restated effective December 15, 1997	Exhibit B, Form U5S for the year ended December 31, 2003

Dominion Technical Solutions, Inc.
Articles of Incorporation, effective April 15, 2002	(filed herewith)
Bylaws, effective April 16, 2002	(filed herewith)

Dominion Transmission, Inc.
Certificate of Incorporation, as amended, effective April 11, 2000	Exhibit B-5, Form U5B
Bylaws, as amended, effective April 11, 2000	Exhibit B-5, Form U5B

Dominion Troy, Inc.
Certificate of Incorporation, effective August 2, 1999	(filed herewith)
Bylaws, effective August 3, 1999	(filed herewith)

DT Services, Inc.
Article of Incorporation, dated December 19, 2000	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, As Amended and Restated effective March 1, 2001	Exhibit B, Form U5S for the year ended December 31, 2002

Exhibit B
Company	Commission Filing

Hope Gas, Inc.
Certificate of Incorporation, as amended, effective October 13, 1994	Exhibit B-15, Form U5B
Bylaws, as amended, effective June 1, 1998	Exhibit B-15, Form U5B

The East Ohio Gas Company
Articles of Incorporation, as amended, effective December 30, 1996	Exhibit B-14, Form U5B
Regulations, as amended, effective September 15, 1999	Exhibit B-14, Form U5B

The Peoples Natural Gas Company
Articles of Incorporation, as amended, effective September 2, 1993	Exhibit B-16, Form U5BS
Bylaws, as amended, effective September 15, 1999	Exhibit B, Form U5S for the year ended December 31, 2002

Virginia Electric and Power Company
Retstate Articles of Incorporation, as in effect on October 28, 2003	Exhibit 3.1, Form 10-Q for the quarter ended September 30, 2003, File No. 1-2255.
Bylaws, as amended, effective April 28, 2000	Exhibit 3, Form 10-Q for the period ended March 31, 2000, File No. 1-2255

Virginia Power Energy Marketing
Articles of Incorporation, effective August 7, 1998	Exhibit B, Form U5S for the year ended December 31, 2003
Bylaws, effective October 29, 1998	Exhibit B, Form U5S for the year ended December 31, 2003

Virginia Power Fuel Corporation
Articles of Incorporation, as amended and in effect on July 29, 1999	(filed herewith)
Bylaws, as amended and restated effective May 1, 1999	(filed herewith)

Virginia Power Services Energy Corp., Inc.
Articles of Incorporation, effective May 8, 1998	(filed herewith)
Bylaws, effective October 29, 1998	(filed herewith)

Virginia Power Services, Inc.
Articles of Incorporation, as amended, as in effect July 29, 1999	Exhibit B, Form U5S for the year ended December 31, 2003
Bylaws, as amended effective April 27, 2001	Exhibit B, Form U5S for the year ended December 31, 2003

DOMINION ENERGY MARKETING, INC.
CERTIFICATE OF INCORPORATION
AS AMENDED APRIL 8, 2004

ARTICLE I
NAME

The name of the corporation is Dominion Energy Marketing, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one thousand (1,000). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Rudolph Bumgardner, IV, whose mailing address is c/o Dominion Resources, Inc., P.O. Box 26532, Richmond, Virginia 23261.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is his act and deed on this 28th day of September 2000.

/s/ Rudolph Bumgardner, IV Rudolph Bumgardner, IV, Incorporator

DOMINION ENERGY MARKETING, INC.

BYLAWS

EFFECTIVE SEPTEMBER 28, 2000
AS AMENDED DECEMBER 1, 2004

ARTICLE 1 STOCKHOLDERS	1
1.1 Annual Meetings	1
1.2 Special Meetings	1
1.3 Notice of Meetings	1
1.4 Adjournments	1
1.5 Quorum	1
1.6 Organization	2
1.7 Voting; Proxies	2
1.8 Fixing Date for Determination of Stockholders of Record	3
1.9 List of Stockholders Entitled to Vote	4
1.10 Consent of Stockholders in Lieu of Holding	4
ARTICLE II BOARD OF DIRECTORS	5
2.1 Functions and Compensation	5
2.2 Number; Qualifications	5
2.3 Election; Resignation; Removal; Vacancies	5
2.4 Regular Meetings	5
2.5 Special Meetings	5
2.6 Telephonic Meetings Permitted	5
2.7 Quorum; Vote Required for Action	5
2.8 Organization	6
2.9 Action by Directors Without a Meeting	6
ARTICLE III OFFICERS	6
3.1 Executive Officers; Election; Qualifications	6
3.2 Term of Office; Resignation; Removal; Vacancies	6
3.3 Powers and Duties of Executive Officers	6
3.4 Compensation	6
ARTICLE IV STOCK	7
4.1 Certificates	7
4.2 Transfer of Stock	7
4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates	7
ARTICLE V MISCELLANEOUS	7
5.1 Fiscal Year	7
5.2 Seal	7
5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees	7
5.4 Interested Directors; Quorum	8
5.5 Form of Records	8
5.6 Amendment of Bylaws	8

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION NATURAL GAS STORAGE, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Natural Gas Storage, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is 1,000. All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is E. J. Marks, III, whose mailing address is c/o Dominion, 625 Liberty Avenue, 18th Floor, Pittsburgh, PA 15222.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	120 Tredegar Street Richmond, VA 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is his act and deed on this 27th day of November, 2001.

/s/ E. J. Marks, III E. J. Marks, III, Incorporator

DOMINION NATURAL GAS STORAGE, INC.

BYLAWS

EFFECTIVE NOVEMBER 27, 2001

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another company, if a majority of the shares entitled to vote in the election of directors of such other company is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any company to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(c) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Unless prohibited by law, stock certificates may be in uncertificated form.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
INDEMNIFICATION

5.1 Indemnification in Third Party Actions. The Company shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that no indemnification shall be made in respect of any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

5.2 Indemnification in an Action by or in the Right of the Company. The Company shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of (a) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper, or (b) any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

5.3 Indemnification as of Right. To the extent that a director, officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections I and 2 of this Article V, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

5.4 Determination of Indemnification. Any indemnification under Sections 1 and 2 of this Article V (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because the person has met the applicable standard of conduct set forth in such Sections l and 2. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders.

5.5 Advance for Expenses. Expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Article V, except that no advancement of expenses shall be made in respect of any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

5.6 General Provisions.

(a) All expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding which are advanced by the Company under Section 5 of this Article V shall be repaid (i) in case the person receiving such advance is ultimately found, under the procedure set forth in this Article V, not to be entitled to indemnification, or (ii) where indemnification is granted, to the extent that the expenses so advanced by the Company exceed the indemnification to which such person is entitled.

(b) The Company may indemnify each person, though he or she is not or was not a director, officer or employee of the Company, who served at the request of the Company on a committee created by the Board of Directors to consider and report to it in respect of any matter. Any such indemnification may be made under the preceding provisions of this Article V and shall be subject to the limitations thereof except that (as indicated) any such committee member need not be nor have been a director, officer or employee of the Company.

(c) The provisions of this Article V shall be applicable to appeals. References to "serving at the request of the Company" shall include without limitation any service as a director, officer or employee of the Company which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company."

(d) If any section, subsection, paragraph, sentence, clause, phrase or word in this Article V shall be adjudicated invalid or unenforceable, such adjudication shall not be deemed to invalidate or otherwise affect any other section, subsection, paragraph, sentence, clause, phrase or word of this Article.

(e) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VI
MISCELLANEOUS

6.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

6.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

6.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Any notice may take the form of an electronic transmission. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

6.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other company, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

6.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

6.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION PRODUCTS AND SERVICES, INC.

CERTIFICATE OF INCORPORATION

AS AMENDED EFFECTIVE SEPTEMBER 5, 2000

CERTIFICATE OF INCORPORATION

OF

Dominion Products and Services, Inc.

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware") hereby certifies that:

FIRST. The name of the corporation (hereinafter called the "corporation") is:

Dominion Products and Services, Inc.

SECOND. The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) shares. Each of such shares have a par value of Ten Thousand Dollars ($10,000.00). All such shares are one class and are shares of Common Stock.

FIFTH. The name and mailing address of the incorporator are as follows:

NAME	MAIL ADDRESSING
Sarah Thomas	1013 Centre Road Wilmington, DE 19805

SIXTH. The name and the mailing address of each person who is to serve as a director until the first annual meeting of stockholders or until a successor is elected and qualified is as follows:

T.N. Tower	One Park Rodge Center P.O. Box 15746 Pittsburgh, PA 15244
R.R. Gifford	One Park Ridge Center P.O. Box 15746 Pittsburgh, PA 15244
C.T. Funk	One Park Ridge Center P.O. Box 15746 Pittsburgh, PA 15244

SEVENTH. The corporation is to have perpetual existence.

EIGHTH. In furtherance, and not in limitation of the powers conferred by statue, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation. By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at 'Any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members therof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member, Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the business and affairs of the corporation, and may authorized the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation of a revocation of a dissolution, or amending the by-laws of the corporation; and unless the resolution or by-laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorized the issuance of stock.

When and as authorized by the stockholders in accordance with statue, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporation, as its board of directors shall deem expedient and for the best interests of the corporation.

NINTH. Elections of directors need not be by written ballot unless the by-law of the corporation shall so state.

Meetings of stockholders may-be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

TENTH. To the full extent that the General Corporation Law of the State of Delaware, as the same now exists, permits elimination or limitation of the liability of directors, no director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

To the full extent permitted by law, all directors of the corporation shall be afforded any exemption from liability or limitation of liability permitted by any subsequent enactment, modification or amendment of the General Corporation Law of the State of Delaware.

Any repeal or modification of either or both of the foregoing paragraphs by the stockholders of the corporation shall no adversely affect any exemption from liability limitation of liability or other right of a director of the corporation with respect to any matter occurring prior to such repeal or modification.

ELEVENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Signed on August 28, 1995

/s/ Sarah Thomas Sarah Thomas, Incorporator

DOMINION PRODUCTS AND SERVICES, INC.

BY LAWS

AS AMENDED EFFECTIVE SEPTEMBER 5, 2000

DOMINION PRODUCTS AND SERVICES, INC.

* * * * *

B Y - L A W S

* * * * *

ARTICLE I

OFFICES

Section 1. The registered office shall be in the City of Dover, County of Kent, State of Delaware.

Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. All meetings of the stockholders for the election of directors shall be held in the City of Pittsburgh, State of Pennsylvania, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual meetings of stockholders, commencing with the year 1995, shall be held on the third Tuesday of May if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 10. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

Section 1. The number of directors which shall constitute the whole board shall be not less than one nor more than fifteen. The first board shall consist of three directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

Section 2. Vacancies and newly created director-ships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

Section 7. Special meetings of the board may be called by the president on two days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

Section 8. At all meetings of the board one-third of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

Section 10. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

Section 11. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation) adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

Section 12. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

COMPENSATION OF DIRECTORS

Section 13. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting or the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

REMOVAL OF DIRECTORS

Section 14. Unless otherwise restricted by the certificate of incorporation or by-laws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

ARTICLE IV

NOTICES

Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer.

Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

THE PRESIDENT

Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

THE VICE-PRESIDENTS

Section 8. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARIES

Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

Section 10. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

Section 13. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 14. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE VI

CERTIFICATES FOR SHARES

Section 1. The shares of the corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation.

Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202 (a) or 218 (a) or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 2. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

Section 3. The board of directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF STOCK

Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

FIXING RECORD DATE

Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting: provided, however, that the board of directors may fix a new record date for the adjourned meeting.

REGISTERED STOCKHOLDERS

Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

GENERAL PROVISIONS

DIVIDENDS

Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

ANNUAL STATEMENT

Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

CHECKS

Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

FISCAL YEAR

Section 5. The fiscal year of the corporation shall be the calendar year unless fixed otherwise by resolution of the board of directors.

SEAL

Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

INDEMNIFICATION

Section 7. Each person who at any time is, or shall have been a director or officer of the corporation, or serves or has served as a director, officer, fiduciary or other representative of another company, partnership, joint venture, trust, association or other enterprise (including any employee benefit plan), where such service was specifically requested by the corporation in accordance with the fourth paragraph of this Section 7, or the established guidelines for participation in outside positions (such service hereinafter being referred to as "Outside Service"), and is threatened to be or is made a party to any threatened, pending, or completed claim, action, suit or Proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is, or was, a director, officer, fiduciary or other representative of such other enterprise, shall be indemnified against expenses (including attorney's fees), judgments, fines and amounts paid in settlement ("Loss") actually and reasonably incurred by him in connection with any such Proceeding to the full extent permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment). The corporation shall indemnify any person seeking indemnity in connection with any Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) initiated by such person was authorized by the board of directors of the corporation. With respect to any Loss arising from Outside Service, the corporation shall provide such indemnification only if and to the extent that (i) such other company, partnership, joint venture, trust, association or enterprise is not legally permitted or financially able to provide such indemnification, and (ii) such Loss is not paid pursuant to any insurance policy other than any insurance policy maintained by the corporation.

The right to be indemnified pursuant hereto shall include the right to be paid by the corporation for expenses, including attorney's fees, incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director, officer, fiduciary or other representative in which such director, officer, fiduciary or other representative agrees to repay all amounts so advanced if it should be determined ultimately that such director, officer, fiduciary or other representative is not entitled to be indemnified under applicable law.

The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto shall in no way be exclusive of any other rights of indemnification or advancement to which any such director, officer or employee may be entitled, under any by-law, agreement, vote of stockholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such person.

Any person who is serving or has served as a director, officer, or fiduciary of (i) another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation at the time of such service, or (ii) any employee benefit plan of the corporation or of any corporation referred to in the foregoing (i), shall be deemed to be doing or have done so at the request of the corporation.

ARTICLE VIII

AMENDMENTS

Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal by-laws is conferred upon the board of directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.

DOMINION ARMSTRONG, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Armstrong, Inc. (hereinafter referred to as the "Corporation".

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock which the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Amy D. Kramer, whose mailing address is c/o McGuire, Woods, Battle & Boothe, LLP, 901 East Cary Street, Richmond, Virginia 23219.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas N. Chewning	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed on this 2nd day of August, 1999.

/s/ Amy D. Kramer Amy D. Kramer, Incorporator

DOMINION ARMSTRONG, INC.

BYLAWS

EFFECTIVE AUGUST 3, 1999

ARTICLE 1 STOCKHOLDERS	1
1.1 Annual Meetings	1
1.2 Special Meetings	1
1.3 Notice of Meetings	1
1.4 Adjournments	1
1.5 Quorum	1
1.6 Organization	2
1.7 Voting; Proxies	2
1.8 Fixing Date for Determination of Stockholders of Record	3
1.9 List of Stockholders Entitled to Vote	4
1.10 Consent of Stockholders in Lieu of Holding	4
ARTICLE II BOARD OF DIRECTORS	5
2.1 Functions and Compensation	5
2.2 Number; Qualifications	5
2.3 Election; Resignation; Removal; Vacancies	5
2.4 Regular Meetings	5
2.5 Special Meetings	5
2.6 Telephonic Meetings Permitted	5
2.7 Quorum; Vote Required for Action	5
2.8 Organization	6
2.9 Action by Directors Without a Meeting	6
ARTICLE III OFFICERS	6
3.1 Executive Officers; Election; Qualifications	6
3.2 Term of Office; Resignation; Removal; Vacancies	6
3.3 Powers and Duties of Executive Officers	6
3.4 Compensation	6
ARTICLE IV STOCK	7
4.1 Certificates	7
4.2 Transfer of Stock	7
4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates	7
ARTICLE V MISCELLANEOUS	7
5.1 Fiscal Year	7
5.2 Seal	7
5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees	7
5.4 Interested Directors; Quorum	8
5.5 Form of Records	8
5.6 Amendment of Bylaws	8

ARTICLE I
STOCKHOLDER

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined by resolution of the Board of Directors.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

STATE OF ALABAMA}

MONTGOMERY COUNTY}

ARTICLES OF INCORPORATION OF

DOMINION BLACK WARRIOR BASIN, INC.

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, Tyndall L. Baucom, acting as incorporator of a business corporation under and pursuant to the provisions of Title 10, Chapter 2A, Code of

Alabama 1975, hereinafter sometimes referred to as the "Alabama Business Corporation

Act", adopts these Articles of Incorporation, the same to constitute and become a charter for carrying on the business hereinafter specified upon the proper filing hereof pursuant to and in accordance with the laws of the State of Alabama.

ARTICLE I

NAME OF CORPORATION:

The name of the Corporation shall be

DOMINION BLACK WARRIOR BASIN, INC.

ARTICLE II

OBJECTS: The nature of the business and the objects and purposes of this

Corporation are as follows:

  To engage in any and all activities related to the acquisition, development and production of minerals and mineral properties, and any and all other services or activities necessary or related to this field.

  To do all things necessary, desirable or expedient in the operation, management and conduct of the aforesaid business.

ARTICLE III

POWERS: The Corporation shall possess all the powers necessary to conduct the business and to carry out the objects expressed herein and all of those expressly conferred on corporations by the laws of the State of Alabama, as well as those necessarily implied, together with the following additional powers:
  To lend money and take security therefore, or to borrow money and give security, therefore, on such terms as the Board of Directors may deem proper and available.
  To purchase, acquire and own shares of its own capital stock, or the capital stock of any other corporation.
  To engage in business as natural persons may, not inconsistent with the provisions of law pertaining to corporations in the State of Alabama.

ARTICLE IV

LOCATION: The address of the initial registered office of the Corporation is 60 Commerce Street, Montgomery, Alabama 36104, and the name of its initial registered agent at such address is The Corporation Company. The Corporation shall have the power and right to establish and maintain offices and/or places of business at any other place or places within or without the State of Alabama.

ARTICLE V

DURATION: The period of time for which this Corporation is formed shall be pereptual.

ARTICLE VI

CAPITAL STOCK: The total authorized stock of this Corporation shall be and he same is One Thousand (1,000) shares of stock. All of the stock of the Corporation shall be common stock, and of the par value of One Dollar ($1.00) per share. The capitalization of this Corporation may be increased or decreased from time to time, and additional shares of stock issued, all in the manner provided by law.

ARTICLE VII

(1)  INCORPORATOR: The Incorporator and his address are as follows:

NAME	ADDRESS
Tyndall L. Baucom	P. O. Box 26532 Richmond, VA 23261

(2)  DIRECTOR : The name and post office address of the Director chosen for the first year are as follows :

NAME	ADDRESS
Tyndall L. Baucom	P. O. Box 26532 Richmond, VA 23261

(3) OFFICERS : The names and addresses of the Officers of the Corporation chosen for the first year, and the office to which each has been chosen are as follows :

NAME	OFFICE	ADDRESS
Tyndall L. Baucom	President	P. O. Box 26532 Richmond, VA 23261
NAME	OFFICE	ADDRESS
Thomas N. Chewning	Vice-President	P. O. Box 26532 Richmond, VA 23261
James W. Braswell	Vice-President	P. O. Box 26532 Richmond, VA 23261
Mark T. Cox	Vice-President	P. O. Box 26532 Richmond, VA 23261
Patricia A. Wilkerson	Secretary	P. O. Box 26532 Richmond, VA 23261

IN WITNESS WHEREOF, I, the said Incorporator, have hereunto set my hand and seal this 17 day of December, 1992.

/s/ Tyndall L. Baucom_____ TYNDALL L. BAUCOM

Bylaws
of
Dominion Black Warrior Basin, Inc.

Article I.

Name

The name of the Company is Dominion Black Warrior Basin, Inc.

Article II.

Shareholders' Meetings

2.1 Time and Place. All meetings of the Shareholders shall be held at such time and place as fixed by the Board of Directors (or in the case of the Annual Meeting, by these bylaws), and as provided in the notice of the meeting. If the Chairman of the Board of Directors determines that the holding of any meeting at the time and place provided in the notice might be undesirable, he may cause it to be held at some other time or place deemed by him suitable and convenient, upon arranging notice to Shareholders.

2.2 Presiding Officer; Secretary. The Chairman of the Board of Directors shall preside over all meetings of the Shareholders. If he is not present, or there is none in office, the President shall preside. If neither the Chairman of the Board of Directors nor the President is present, a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Corporate Secretary of the Company shall act as secretary of all the meetings, if he be present. If he is not present, the Chairman shall appoint a secretary of the meeting.

Article III.

Annual Meeting

3.1 Time and Place. The Annual Meeting of the Shareholders, for the election of Directors and transaction of such other business as may come before the meeting, shall be held in each year on the first Tuesday in May. If that day is a legal holiday, the Annual Meeting shall be held on the next succeeding day not a legal holiday.

In the event that such Annual Meeting is not held as herein provided for, the Board of Directors shall cause a meeting in lieu thereof to be held as soon thereafter as may be convenient, and any business transacted or elections held at such meeting shall be as valid as if transacted or held at the Annual Meeting. Such subsequent meeting shall be called in the same manner as provided for special meetings of Shareholders.

Article IV.

Special Meetings

A Special Meeting of the Shareholders for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the President, the Corporate Secretary, or a majority of the Directors.

Article V.

Notice of Shareholder Meetings and Waiver of Notice

5.1 Notice. Written notice of each Shareholders' meeting shall be given in accordance with the requirements of Title 10, Chapter 2A, Code of Alabama 1975, as amended, as it exists on the date hereof or as it may hereafter be amended. Such notice shall be given by, or at the direction of, the Board of Directors or Chairman of the Board of Directors, the President or any Vice President or the Corporate Secretary to each Shareholder of record entitled to vote at the meeting.

5.2 Waiver of Notice. Meetings may be held without notice if all the Shareholders entitled to vote at the meeting are present in person or by proxy, or if notice is waived in writing by those not present, either before or after the meeting. Such written waiver of notice shall be signed by the Shareholder and delivered to the Corporate Secretary.

Article VI.

Quorum

6.1 Definition of a Quorum. At any meeting of Shareholders, any number of Shareholders together holding at least a majority of the outstanding shares of stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business.

6.2 Absence of Quorum. If less than a quorum is in attendance at the time for which a meeting is called, the meeting may be adjourned from time to time by a majority of the Shareholders present or represented by proxy without notice other than by announcement at the meeting.

Article VII.

Voting

7.1 Entitlement. At any meeting of Shareholders, each Shareholder entitled to vote on any matter coming before the meeting shall, as to such matter, have one vote, in person or by proxy, for each share of stock outstanding in his name on the books of the Company on the date fixed by the Board of Directors as the record date for the purpose of determining the Shareholders entitled to vote.

7.2 Proxies. Every proxy shall be in writing, dated and signed by the Shareholder entitled to vote or his duly authorized attorney-in-fact, and filed with the Corporate Secretary of the meeting before being voted. Proxies shall entitle the holders thereof to vote at any adjournment of the meeting, but shall not be voted after the final adjournment thereof.

7.3 Required Vote. When a quorum is present at any meeting of Shareholders, a majority vote of those voting on the matter shall decide any question brought before such meeting, unless the question is one upon which by express provisions of law or the Articles of Incorporation or these Bylaws a larger or different vote is required, in which case such express provision shall govern and control the decision of such question.

7.4 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of the election to determine the qualifications of voters, the validity of proxies and the results of ballots.

Article VIII.

Directors

8.1 Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the State of Alabama, with the Articles of Incorporation or with these Bylaws.

8.2 Election. Directors shall be elected at each Annual Meeting of Shareholders to succeed those Directors whose terms have expired and to fill any vacancies then existing. Nominations for the election of Directors shall be made by the Board of Directors, or a committee appointed by the Board of Directors, or by any Shareholder entitled to vote in the election of Directors. Directors shall hold office until removed or until the next Annual Meeting of Shareholders and until their successors are duly elected.

8.3 Vacancies. Any vacancy occurring in the Board of Directors (including vacancies resulting from an increase in the number of Directors) may be filled by the affirmative vote of the majority of the remaining Directors though less than a quorum of the Board, and the term of office of any Director so elected shall expire at the next Annual Meeting of Shareholders at which Directors are elected.

8.4 Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Alabama and at such times as the Directors by vote may determine from time to time, and if so determined no notice thereof need be given. Special Meetings of the Board of Directors may be held at any time or place either within or without the State of Alabama, whenever called by the Chairman of the Board of Directors, the President, any Vice President, the Corporate Secretary, or three or more Directors, notice thereof being given to each Director by the Corporate Secretary, the Directors or the officer calling the meeting, or at any time without formal notice provided all the Directors are present or those not present waive notice thereof. Notice of Special Meetings, stating the time and place thereof, shall be given by mailing the same to each Director at his residence or business address at least two days before the meeting, or by delivering the same to him personally or telephoning or telegraphing the same to him at his residence or business address at least one day before the meeting, unless, in case of exigency, the Chairman of the Board of Directors, or the President, or the majority of the Directors, shall prescribe a shorter notice to be given personally or by telephoning or telegraphing each Director at his residence or business address.

8.5 Waiver of Notice. A written waiver of notice signed by the Director entitled to such notice, whether before or after the date of the meeting, shall be equivalent to the giving of such notice. A Director who attends or participates in a meeting shall be deemed to have waived timely and proper notice of the meeting unless the Director, at the beginning of the meeting or promptly upon his arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

8.6 Quorum. A majority of the number of Directors fixed at the time in accordance with the Articles of Incorporation shall constitute a quorum for the transaction of business, but a lesser number may adjourn any meeting from time to time, and the meeting may be held without further notice. The foregoing provision is, however, subject to the Articles of Incorporation. When a quorum is present at any meeting, a majority of the members present thereat shall decide any question brought before such meeting, except as otherwise provided by law, by the Articles of Incorporation, or by these Bylaws.

8.7 Action Without Meeting. Any action required to be taken at a meeting of the Directors, or any action which may be taken at a meeting of the Board of Directors or of a Committee of the Board of Directors, may be taken without a meeting if a consent in writing (which may be in any number of counterparts), setting forth the action so to be taken, shall be signed by all of the Directors, or all of the members of the Committee, as the case may be, either before or after such action is taken. Such consent shall have the same force and effect as a unanimous vote.

Article IX

Committees

9.1 Establishment of Committees. The Board of Directors may, from their numbers, appoint Committees from time to time. The number composing such Committees and the power conferred upon the same shall be determined by a vote of the Board of Directors, subject to the laws of the State of Alabama, the Articles of Incorporation and these Bylaws.

9.2 Meetings. Regular and special meetings of any Committee established pursuant to this Article may be called and held subject to the same requirements with respect to time, place and notice as are specified in these Bylaws for regular and special meetings of the Board of Directors.

9.3 Quorum. A majority of the members of any Committee serving at the time of any meeting thereof shall constitute a quorum for the transaction of business at such meeting. The action of a majority of those members present at a Committee meeting at which a quorum is present shall constitute the act of the Committee.

9.4 Election. Members of any Committee shall be elected as above provided and shall hold office until their successors are elected by the Board of Directors or until such Committee is dissolved by the Board of Directors. Any vacancy occurring in a Committee resulting from any cause whatever may be filled by a vote of the Directors fixed by these Bylaws.

Article X

Officers

10.1 Officers. The officers of the Company shall consist of a President and a Corporate Secretary. Other officers, including a Chairman of the Board of Directors, one or more Vice Presidents, and a Treasurer, may from time to time be elected by the Board of Directors. The Board of Directors may, in its discretion, elect or appoint assistant or other officers or agents as it may deem advisable.

10.2 Election. The officers shall be elected or appointed by the Board of Directors promptly after each election of Directors by the Shareholders, and a meeting of the Board of Directors may be held without notice for the purpose of electing officers following the Annual Meeting of Shareholders.

10.3 Restrictions. The Chairman of the Board of Directors and the President shall be Directors. Any person may hold more than one office.

10.4 Term. Officers shall serve until the first meeting of the Board of Directors following the next Annual Meeting of Shareholders and until their respective successors are duly elected, but any officer may be removed at any time by the vote of the Board of Directors. Vacancies among the officers shall be filled by a vote of the Board of Directors.

10.5 Duties. The officers of the Company shall perform the duties common or incidental to their respective offices, and such other duties as the Board of Directors shall designate from time to time.

Article XI.

Resignation and Removals.

11.1 Resignations. Any Director or officer may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board of Directors, to the President or to the Corporate Secretary, and any member of any Committee may resign by giving written notice either as aforesaid or to the Committee of which he is a member or the chairman thereof. Any officer may resign at any time by delivering notice to the Company. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

11.2 Removal by Shareholders. The Shareholders, at any meeting called to remove any Director from office with or without cause and to elect his successor, may do so by vote of a majority of the shares entitled to vote on the matter. The Board of Directors, by vote of a majority of the entire Board of Directors, may remove from office any officer, agent or member of any committee with or without cause.

Article XII.

Vacancies.

If the office of any officer or agent becomes vacant by reason of death, disability, resignation, removal, disqualification or otherwise, the Directors at the time in office may, by a majority vote at a meeting at which a quorum is present, choose a successor who shall hold office for the unexpired term or until a successor is duly elected and qualified or the position is eliminated.

Article XIII.

Certificates for Shares.

12.1 Entitlement. Every Shareholder shall be entitled to a certificate or certificates for shares of record owned by him in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Corporate Secretary or an Assistant Corporate Secretary.

12.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the Shareholder a written statement of the information required on certificates by Title 10, Chapter 2A, Code of Alabama 1975, as amended, or other applicable law.

Article XIV.

Record Date.

For the purpose of determining the Shareholders entitled to notice of or to vote at any meeting of Shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, provided that such date shall not in any case be more than 70 days prior to the date on which the particular action, requiring such determination of Shareholders, is to be taken. If no record date shall be fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or for the determination of the Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders in such cases. A determination of Shareholders entitled to notice of or to vote at a Shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Article XV.

Transfer of Shares.

Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

Article XVI.

Voting of Shares Held.

Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Corporate Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers or other instruments as he may deem necessary or proper in the premises; or either the Chairman of the Board of Directors, the President or the Corporate Secretary may himself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the Shareholder of such other corporation.

Article XVII.

Amendments.

Both the Board of Directors and the Shareholders shall have the power to alter, amend or repeal the Bylaws of the Company or to adopt new Bylaws, but Bylaws enacted by the Shareholders, if expressly so provided, may not be altered, amended or repealed by the Board of Directors.

Article XVIII.

Miscellaneous Provisions.

18.1 Seal. The seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

18.2 Fiscal Year. The fiscal year of the Company shall end on such date and shall consist of such accounting periods as may be fixed by the Board of Directors.

18.3 Checks, Notes and Drafts. Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize. When the Board of Directors so authorizes, however, the signature of any such person may be a facsimile.

Article XIX.

Emergency Bylaws.

The Emergency Bylaws provided in this Article XIX shall be operative during any emergency notwithstanding any different provision in the preceding Articles of the Bylaws or in the Articles of Incorporation of the Company or in Title 10, Chapter 2A, Code of Alabama 1975, as amended. An emergency exists if a quorum of the Company's Board of Directors cannot readily be assembled because of some catastrophic event. To the extent not inconsistent with these Emergency Bylaws, the Bylaws provided in the preceding Articles shall remain in effect during such emergency and upon the termination of such emergency the Emergency Bylaws shall cease to be operative unless and until another such emergency shall occur.

During any such emergency:

(a) Any meeting of the Board of Directors may be called by any officer of the Company or by any Director. Notice shall be given by the person calling the meeting. The notice shall specify the time and place of the meeting. Notice may be given only to such of the Directors as it may be feasible to reach at the time and by such means as may be feasible at the time, including publication. If given by mail, messenger or telephone, the notice shall be addressed to the Director's address or such other place as the person giving the notice shall deem most suitable. Notice shall be similarly given, to the extent feasible, to the other persons referred to in (b) below. Notice shall be given at least two days before the meeting if feasible in the judgment of the person giving the notice, but otherwise shall be given any time before the meeting as the person giving the notice shall deem necessary.

(b) At any meeting of the Board of Directors, a quorum shall consist of a majority of the number of Directors fixed at the time. If the Directors present at any particular meeting shall be fewer than the number required for such quorum, other persons present, as determined by the following provisions and in the following order of priority, up to the number necessary to make up such quorum, shall be deemed Directors for such particular meeting:

(i) Vice Presidents at the principal office of the Company in the order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in the order of their seniority in age; and

(ii) All other officers of the Company in order of their seniority of first election to such offices, or if two or more shall have been first elected to such offices on the same day, in the order of their seniority in age; and

(iii) Any other persons that are designated on a list that shall have been approved by the Board of Directors before the emergency, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

(c) The Board of Directors, during as well as before any such emergency, may provide, and from time to time modify, lines of succession in the event that any or all officers or agents of the Company for any reason shall be rendered incapable of discharging their duties.

(d) The Board of Directors, before and during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices, or authorize the officers so to do.

No officer, Director or employee shall be liable for any action taken in good faith in accordance with these Emergency Bylaws.

These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the Shareholders, except that no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action or inaction prior to the time of such repeal or change. Any such amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

DOMINION COGEN, INC.
ARTICLES OF INCORPORATION

I.
Name

The name of the Company is Dominion Cogen, Inc.

II.
Purpose

The purpose for which the Company is organized is to transact any and all lawful business, not required to be specifically stated in the Articles of Incorporation, for which corporations may be incorporated under the Virginia Stock Corporation Act.

III.
Stock

The Company shall have authority to issue 1,000 shares of Common Stock without par value.

IV.
Office and Agent

The initial registered office shall be located at P. O. Box 26532, 701 E. Byrd Street, Richmond, Virginia 23219, in the City of Richmond and the initial registered agent shall be J. Kennerly Davis, Jr., who is a resident of Virginia and a member of the Virginia State Bar, and whose business is the same as the initial registered office.

V.
Directors

1. The business and officers of the Company shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than seven Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Directors then in office.

2. The number of Directors constituting the initial Board of Directors shall be one and the name and address of the person who is to serve as the initial Director is:

Name	Address
Thos. E. Capps	308 Long Lane Richmond, Virginia 23221

3. If the office of any Director shall become vacant, the Directors, at the time in office, whether or not a quorum, may, by majority vote of the Directors then in office, choose a successor who shall hold office until the next annual meeting of shareholders. Vacancies resulting from the increase in the number of Directors shall be filled in the same manner.

VI.
 Limit on Liability and Indemnification

1. To the full extent that the Virginia Stock Corporation Act, as it exists the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a Director of Officer of the Company shall not be liable to the Company or its shareholders for monetary damages.

2. To the full extent permitted by the Virginia Stock Corporation Act and any other applicable law, the Company shall indemnify a Director or Officer of the Company who is or was a party to any proceeding by reason of the fact that he is or was such a Director or Officer or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify any Director or Officer.

3. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Company to indemnify or contract in advance to indemnify any person not specified in Section 2 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Company, or is or was serving at the request of the company as Director, Officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section 2.

4. The Company may take the steps necessary to see that insurance is purchased and maintained to indemnify it against the whole or any portion of the liability assumed by it, in accordance with this Article and may also take the steps necessary to see that insurance is procured in such amounts as the Board of Directors may determine, on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Company would have power to indemnify him against such liability under the provisions of this Article.

5. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Section 2 of this Article VI shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominee shall select such special legal counsel.

6. The provisions of this Article VI shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

7. Reference herein to Directors, Officers, employees or agents shall include former Directors, Officers, employees and agents and their respective heirs, executors and administrators.

/s/ Allen C. Goolsby, III Allen C. Goolsby, III, Incorporator

DOMINION COGEN, INC.

BYLAWS

AS AMENDED AND RESTATED EFFECTIVE DECEMBER 15, 1997

Dominion Cogen, Inc.
A Virginia Corporation

BYLAWS

As Amended and Restated Effective December 15, 1997

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the second Tuesday of June of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

DOMINION COGEN WV, INC

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

Article I

The name of the Company is Dominion Cogen WV, Inc.

Article II

The purpose for which the Company is organized is to carry on any and all lawful business, not required to be specifically stated in these Articles of Incorporation, for which corporations may be incorporated under the Virginia Stock Corporation Act.

Article III

The Company shall have authority to issue 100 shares of Common Stock without par value.

Article IV

The initial registered office shall be located at 701 E. Byrd Street, Richmond, Virginia 23219, in the City of Richmond and the initial registered agent shall be J. Kennerly Davis, Jr., who is a resident of Virginia and a member of the Virginia State Bar, and whose business address is the same as the initial registered office.

Article V

1. The business and officers of the Company shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than seven Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Directors then in office.

2. The number of Directors constituting the initial Board of Directors shall be one and the name and address of the person who is to serve as the initial Director is:

Name	Address
Ronald H. Leasburg	4041F Gaelic Lane Glen Allen, Virginia 23060

3. If the office of any Director shall become vacant, the Directors, at the time in office, whether or not a quorum, may, by majority vote of the Directors then in office, choose a successor who shall hold office until the next annual meeting of shareholders. Vacancies resulting from the increase in the number of Directors shall be filled in the same manner.

Article VI

1. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a Director or officer of the Company shall not be liable to the Company or its stockholders for monetary damages.

2. To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Company shall indemnify a Director or officer of the Company who is or was a party to any proceeding by reason of the fact that he is or was such a Director or officer or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify any Director or officer.

3. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Company to indemnify or contract in advance to indemnify any person not specified in Paragraph 1 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Company, or is or was serving at the request of the Company as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Paragraph 1.

4. The Company may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Company would have power to indemnify him against such liability under the provisions of this Article.

5. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Paragraph 1 of this Article IV shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

6. The provisions of this Article V shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article V shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

7. Reference herein to Directors, officers, employees or agents shall include former Directors, officers, employees and agents and their respective heirs, executors and administrators.

DOMINION COGEN WV, INC.

BYLAWS

AS AMENDED AND RESTATED EFFECTIVE DECEMBER 15, 1997

Dominion Cogen WV, Inc.
A Virginia Corporation

BYLAWS

As Amended and Restated Effective December 15, 1997

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the second Tuesday of June of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

ARTICLE IV
SHARE CERTIFICATES

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

DOMINION DRESDEN, INC.
CERTIFICATE OF INCORPORATION
As amended and in effect August 25, 2000

ARTICLE
NAME

The name of the corporation is Dominion Dresden, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock which the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Amy D. Kramer, whose mailing address is c/o McGuire, Woods, Battle & Boothe, LLP, 901 East Cary Street, Richmond, Virginia 23219.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas N. Chewning	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

DOMINION DRESDEN, INC.

BYLAWS

AS AMENDED EFFECTIVE AUGUST 25, 2000

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

1.4 Adjournments Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined by resolution of the Board of Directors.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION ELWOOD, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Elwood, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock which the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Patricia Merrill, whose mailing address is c/o McGuire, Woods, Battle & Boothe, LLP, Court Square Building, P.O. Box 1288, Charlottesville, Virginia 22902.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas N. Chewning	c/o Dominion Energy, Inc 901 East Byrd Street Richmond, Virginia

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed on this 12th day of May, 1998.

/s/ Patricia Merrill Patricia Merrill, Incorporator

DOMINION ELWOOD, INC.

BYLAWS

EFFECTIVE MAY 12, 1998

ARTICLE I
STOCKHOLDERS

I.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

I.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

I.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

I.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

I.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

I.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

I.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

I.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

I.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

I.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

II.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

II.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

II.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

II.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

II.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

II.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

II.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

II.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

II.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

III.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

III.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

III.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

III.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

IV.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

IV.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

IV.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

V.1 Fiscal Year. The fiscal year of the Company shall be determined by resolution of the Board of Directors.

V.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

V.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

V.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

V.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

V.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION NUCLEAR CONNECTICUT, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Nuclear Connecticut, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Christine M. Schwab, whose mailing address is c/o Dominion Resources, Inc., P.O. Box 26532, Richmond, Virginia 23261.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is her act and deed on this 24th day of August 2000.

/s/ Christine M. Schwab_______ Christine M. Schwab, Incorporator

DOMINION NUCLEAR CONNECTICUT, INC.

BYLAWS

EFFECTIVE APRIL 15, 2004

ARTICLE I
COOPERATIVE OPERATION

1.1 Nature of Operation. The Company will be operated on a cooperative basis for the benefit of the holders of shares of its Common Stock as patrons. The holders of shares of the Common Stock of the Company are its members and are referred to herein as "members" or "stockholders."

ARTICLE II
MEMBER STOCKHOLDERS

2.1 Membership.

(a) Generally: Shares of the Company's Common Stock will only be issued to and held by partnerships, corporations, or other entities who meet the following requirements:

(1) subscribe and pay for one share of Common Stock at its par value, plus an additional capital amount in excess of its par value as the Board of Directors may determine at the time of issuance,

(2) apply for and be approved for membership in the Company by the Board of Directors,

(3) consent to the tax treatment of patronage dividends provided in Section 5.4 hereof, and

(4) execute membership agreements with the Company if then required by the Board of Directors in the form determined by the Board of Directors.

The Board of Directors may set other membership requirements as are determined necessary or desirable to accomplish the purposes of the Company.

(b) Limitation on Ownership of Common Stock: No individual, partnership, corporation, or other entity may own more than one share of Common Stock

(c) Transfer of Membership: The Board of Directors may approve an application to transfer Membership to an entity (transferee) that meets the requirements and is in accordance with Section 2.1(a). Any such transfer shall have the following consequences:

      The transfer will not be deemed a termination of membership in accordance with Section 2.1(f), and transferee shall succeed to the patronage relationship of the transferor.

(d) Suspension of Membership: The Board of Directors may suspend the membership of any member who fails to abide by all the provisions of these Bylaws, any membership agreement and any other agreement between the member and the Company. Upon suspension, all membership privileges shall cease and all business transacted with the Company while membership is suspended will not be counted in determining patronage dividend payments for the year. Upon removal of the cause for suspension, the suspension of membership will be automatically lifted, and the previously suspended member will be entitled to all membership privileges.

(e) Expulsion from Membership:

(1) The Board of Directors may terminate the membership of a member for good cause, after notice to the member and a hearing. Good cause for termination will include, but not be limited to, the following: (A) failure to take appropriate action in a timely manner to remove the cause for suspension, (B) failure of the member to patronize the Company for a period of twelve months or otherwise not actively support the business of the Company, or (C) activities of the member against the best interests of the Company. Before voting upon the termination of the membership of a member, the Board of Directors will provide the member with a full statement in writing of the charges against the member alleged to constitute good cause for termination. Such notice will specify the place, date, and hour of a hearing before the Board of Directors of the charges, which hearing will not be less than ten days after service of such notice on the member. At the hearing, the member may be represented by counsel and will have the privilege of presenting and cross-examining witnesses on his behalf.

(2) Upon termination, all membership privileges shall cease and all business transacted with the Company will not be counted in determining patronage dividend payments for the year.

(f) Rights and Obligations Upon Termination of Membership: In the case of withdrawal, retirement, death, or expulsion, or other termination of the membership of a member:

(1) Repurchase of Common Stock. Any Common Stock held by such member will be repurchased for an amount per share in cash equal to the par value thereof, plus the additional capital amount paid for such Common Stock, if any, in excess of its par value at the time of issuance, and the payment will be made within thirty days of the close of the fiscal year in which the member terminates; provided, however, that the Company may retain the amount of any admission fees or other assessments charged at the time of the member's admission which were nonrefundable.

(2) Repurchase of Written Notices of Allocation. Any written notices of allocation held by such terminating member will be repurchased at their stated value, in cash, and the payment will be made within thirty days of the close of the fiscal year in which the member terminates.

(3) Extension of Payment Period. If the Board of Directors, in its sole discretion, determines that the financial condition of the Company does not permit it to repurchase a member's stock or written notices of allocation for cash as provided by Section 2.1(f)(1) or (2), the Board of Directors may make any or all of the payments called for therein with an unsecured five (5) year promissory note of the Company providing for interest at the rate of five (5) year promissory notes then being issued by the United States Treasury, payable annually on the anniversary date of such note.

(4) Offset. The Board of Directors may, in its sole discretion, offset the amount payable for a member's stock or written notices of allocation against any indebtedness of such member to the Company. The member will have no right to offset the amount of such stock or written notices of allocation against any indebtedness it may have to the Company. At times other than the termination of membership, the Board of Directors may, in its sole discretion, apply to any indebtedness of a member owing to the Company the amount of all or a part of such member's written notices of allocation, as shown on the records of the Company, but this provision will confer no obligation upon the Board of Directors so to do, nor any right upon the member to compel or insist upon such offset.

(5) Property Rights. Each member is received into membership upon the express agreement on the part of such member, and upon the condition that the value of a member's property interest or other membership rights in the Company, prior to dissolution, merger or consolidation of the Company, is limited to the par value of the Common Stock, plus the additional capital amount paid for such stock, if any, as well as the stated value of any written notices of allocation issued to such member, and that in the event of termination, whether by expulsion or otherwise, the member will not be entitled to be paid anything else for the value of its property interest or other membership rights.

2.2 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

2.3 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

2.4 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

2.5 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.6 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.5 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

2.7 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.8 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

2.9 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.10 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.11 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III
BOARD OF DIRECTORS

3.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

3.2 Number; Qualifications. The Board of Directors shall consist of the same number of Directors as there are stockholders of the Company. Each Director must be a stockholder or officer of the Company or an owner or employee of a stockholder of the Company. No person will be eligible for the office of Director if such person is in competition or is affiliated with any enterprise that is in competition with the Company.

3.3 Election; Resignation; Removal; Vacancies. Each stockholder shall elect one member of the Board of Directors at each annual meeting of stockholders. Any Director may resign at any time upon written notice to the Company. A stockholder may remove the Director it elected or appointed with or without cause at any time. Any vacancy occurring in the Board of Directors for any cause shall be filled by the stockholder whose board position is vacant, and each Director so appointed shall hold office until the expiration of the term of office of the Director whom he has replaced.

3.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

3.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

3.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.6 shall constitute presence in person at such meeting.

3.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

3.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

3.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

ARTICLE IV
OFFICERS

4.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

4.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

4.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and contracts and to delegate such authority in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

4.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE V
STOCK

5.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

5.2 Transfer of Stock. A share of Common Stock is an incident of membership in the Company and is only transferable pursuant to Section 2.1(c) upon approval by the Board of Directors. If Common Stock is transferred in violation of this restriction, it will be treated as a termination of membership under section 2.1(e). Common Stock transferred to an ineligible holder will not entitle the ineligible holder to do business with the Company or otherwise participate in the organization as a member. Upon termination of membership, Common Stock will be repurchased in accordance with Section 2.1(e). For purposes of these Bylaws, the term "transfer" will mean any sale, assignment, pledge, gift or other disposition of any shares or any interest therein, any change of control of a corporate stockholder or sale of fifty percent (50%) of the voting control of a stockholder within a two (2) year period, any transfer by operation of law as a result of the merger, consolidation, bankruptcy or other change of form of a corporate stockholder, or for a member that is a partnership, any change in the composition of the partnership.

5.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

5.4 Patronage Refunds.

(a) Obligation to Account:

(1) Within a reasonable time after the end of each fiscal year, the Board of Directors will determine the net earnings of the Company for said fiscal year, which determination will be made in accordance with the provisions of the Internal Revenue Code computation of federal taxable income.

(2) The net earnings of the Company for said fiscal year from all business of the Company other than business done with or for members may be retained by the Company as unallocated reserves or surplus. In setting aside funds for reasonable reserves for necessary purposes for the Company, the Board of Directors will first set aside such net earnings. If there are no net earnings upon such business, or if such net earnings are insufficient to provide funds for reasonable reserves for necessary purposes for the Company, reasonable reserves may be set aside and paid from the net earnings on business done with or for members.

(3) After providing for reasonable reserves in the manner described above, all remaining net earnings of the Company for said fiscal year shall be allocated to the holders of shares of Common Stock upon the basis of the value of business done with the Company during said fiscal year and amounts so allocated shall be distributed within the payment period set forth in Section 1382(d) of the Internal Revenue Code.

(b) Distribution of Net Earnings:

(1) The net earnings to be distributed annually shall be distributed in accordance with such separate allocation units or pools as may be established by the Board of Directors and on the basis of the value of business done with or for members.

(2) In making patronage distributions in accordance with Subsection (a), the Company is authorized to make distributions in the form of cash, property, or written notices of allocation as determined by the Board of Directors. Written notices of allocation will be repurchased at the discretion of the Board of Directors. Written notices of allocation will not be entitled to receive interest or dividends, and will not be transferable or assignable without the consent of the Company.

(c) Capital Fund: A capital fund ("Capital Fund") may be maintained by the Company for the purpose of providing capital required to operate the business of the Company. The Board of Directors will determine the total amount needed in the Capital Fund and may make any adjustments determined to be necessary. The members will be responsible for making any required contributions to the Capital Fund on the basis of the amount of business transacted by them with the Company over the most recent three fiscal years in comparison with the total amount of business transacted with stockholders during such period. The Board of Directors will determine the method by which members may make any capital contributions to fulfill their requirements to the Capital Fund. Such contributions may be made through the issuance of written notices of allocation. Members with capital accounts in excess of the required amount may have such excess in written notices of allocation repurchased by the Company as determined by the Board of Directors.

(d) Consent: Each person who hereafter applies for and is accepted to membership in this Company shall, by such act alone, consent that the amount of any distributions with respect to his patronage which are made in written notices of allocation (as defined in 26 U.S.C. section1388) and which are received by him from the Company, will be taken into account by him at their stated dollar amounts in the manner provided in 26 U.S.C. section1385(a) in the taxable year in which such written notices of allocation are received by him, provided, however, that this consent will not extend to written notices of allocation clearly denominated on their face to be "nonqualified."

(e) Liens: The Company will have first lien upon all shares of its capital stock, written notices of allocation, and upon all patronage dividends declared for any indebtedness of the respective holders thereof to the Company.

(f) Losses: In the event the Company sustains a loss for any fiscal year in any allocation unit or pool, the Company may at the discretion of the Board of Directors (i) carry such loss forward to subsequent years within such allocation unit or pool or (ii) apportion such loss among the patrons participating in such allocation unit or pool on a cooperative basis and recoup the amount due from each patron by offsetting it, in whole or in part, against patronage due such patron in future years or against written notices of allocation of such patron.

(g) Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or in voluntary, after paying or providing for the payment of all debts as provided by law, holders of written notices of allocation are entitled to receive an amount in cash equal to the stated amount of such written notices of allocation. The holders of written notices of allocation are not entitled to receive any further distributions with respect to such interests. Thereafter, holders of shares of Common Stock are entitled to receive an amount per share in cash equal to the par value thereof plus the additional capital paid for such Common Stock in excess of its par value at the time of issuance, if any. All of the remaining balance of the assets will be distributed among the holders of shares of Common Stock upon the basis of the value of business done with the Company during the ten fiscal years immediately preceding dissolution as shown by the records of the Company.

ARTICLE VI
MISCELLANEOUS

6.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year,

6.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

6.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

6.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board of Directors in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

6.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

6.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

ARTICLE I

The exact name of the corporation is:

DOMINION ENERGY NEW ENGLAND, INC.

ARTICLE II

Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. C156D have the purpose of enganging in any lawfull business. If you wish to specify more limited purposes, state them below:

ARTICLE III

State the total number of shares and par value, if any, of each class of stock which the business entity is authorized to issue:

Class of Stock	Par Value Per Share Enter 0 if no Par	Total Authorized by Articles of Organization or Amendments		Total Issued and Outstanding Num of Shares
		Num of Shares	Total Par Value
CNP	$0.00000	1,000	$0.00	0

ARTICLE IV

Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.

ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of any class or series of stock are:

ARTICLE VI

Other Lawful Provisions

(If there are no provisions state "none")

NONE.

Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

ARTICLE VII

Unless otherwise provided in the articles of organization, the effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing.

Later Effective Date: Time:

ARTICLE VIII

The information contained in Article VIII is not a permanent part of the Articles of Organization

a,b. The street address of the initial registered office of the corporation and the name of the registered agent at the registered office:

Name: C T CORPORATION SYSTEM
No. and Street: 101 FEDERAL STREET
City or Town: BOSTON State: MA Zip: 02110 Country: USA

c. The names and addresses of the individuals who will serve as the directors, president, treasurer and secretary of the corporation:

Title	Individual Name First, Middle, Last, Suffix	Address (no PO Box) Address, City or Town, State, Zip Code
PRESIDENT	MARK F. MCGETTRICK
TREASURER	G. SCOTT HETZER
SECRETARY	PATRICIA A. WILKERSON
ASSISTANT SECRETARY	EARL J. MARKS III
DIRECTOR	MARK F. MCGETTRICK

d. The fiscal year (i.e., tax year) of the business entity shall end on the last day of the month of:
December

e. A brief description of the type of business in which the corporation intends to engage:
HOLDING CO. OF POWER GENERATION RELATED COMPANIES

f. The street address (post office boxes are not acceptable) of the principal office of the corporation is:
No. and Street: 120 TREDEGAR STREET
City or Town: RICHMOND State: VA Zip: 23219 Country: USA

g. The records of the corporation required to be kept in the commonwealth will be kept at (post office boxes are not acceptable):
No. and Street: 101 FEDERAL STREET
City or Town: BOSTON State: MA Zip: 02110 Country: USA

which is
___its principal office ____an office of its transfer agent

___its secretary/assistant secretary X     its registered agent

IN WITNESS WHEREOF AND UNDER THE PAINS AND PENALTIES OF PERJURY, I/we, whose signature(s) appear below as incorporator(s) and whose name(s) and business or residential address(es) are beneath each signature do hereby associate with the intention of forming this business entity under the provisions of General Law, Chapter 156D and do hereby sign these Articles of Organization as incorporator(s) this 18 Day of August, 2004 at 3:51:29 PM. (If an existing corporation is acting as incorporator, type in the exact name of the business entity, the state or other jurisdiction where it was incorporated, the name of the person signing on behalf of said business entity and the title he/she holds or other authority by which such action is taken.)

EARL J. MARKS, III

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with,

and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

August 18, 2004 4:31 PM

/s/ William Francis Galvin

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DOMINION ENERGY NEW ENGLAND, INC.
Articles of Amendment

CONTINUATION SHEET VI

(a) No Director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that this provision shall not eliminate or limit the liability of a Director to the extent provided by applicable law in effect at the time such liability is determined (a) for any breach of the Director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 6.40 of Chapter 156D of the Massachusetts General Laws or (d) for any transactions from which the Director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any Director of the corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

(b) The Board of Directors shall consist of one (1) or more individuals, without regard to the number of shareholders holding shares of the corporation at any time, the number of Directors to be determined in accordance with the By-Laws.

(c) To the extent and in the manner provided in the By-Laws of the corporation, the Board of Directors may make, amend or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by virtue of an express provision in said Chapter 156D of the Massachusetts General Laws, the articles of organization, or the By-Laws, requires action by the stockholders, and provided further that any action taken by the Board of Directors with respect to the By-Laws may be amended or repealed by the shareholders.

DOMINION ENERGY NEW ENGLAND, INC.

* * * * *

BY-LAWS

* * * * *

ARTICLE I
OFFICES

Section 1. The principal office of the corporation shall be located in Richmond, Virginia.

Section 2. The corporation may also have offices at such other places both within and without the Commonwealth of Massachusetts as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II
ANNUAL MEETINGS OF SHAREHOLDERS

Section 1. Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Massachusetts, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

Section 2. Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the corporation shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

Section 3. Annual Meeting. The annual meeting of shareholders shall be held on the third Tuesday in May of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing Directors and conducting such other business as may properly come before the meeting.

ARTICLE III
SPECIAL MEETINGS OF SHAREHOLDERS

Section 1. Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

Section 2. Record Dates. Except as provided by law, the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 60 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

Section 3. Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than seven (7) nor more than sixty (60) days before the date of the meeting (except when a different time is required in these By-Laws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the corporation. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

Section 4. Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these By-Laws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing or reproduced from an electronic transmission, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

ARTICLE IV
QUORUM AND VOTING OF STOCK

Section 1. Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of Directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

Section 2. Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. The form of written consent may include an electronic transmission. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the corporation unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that all consents are in the possession of the corporation.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

Section 3. Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE V
DIRECTORS

Section 1. General Powers. The corporation shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Organization, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Massachusetts, with the Articles of Organization or with these Bylaws.

Section 2. Number, Term and Election. The number of Directors of the corporation may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) Directors, without regard to the number of shareholders of the corporation holding shares at any time. A decrease in the number of Directors shall not shorten the term of any incumbent Director. Each Director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

Section 3. Removal; Vacancies. The shareholders may remove one or more Directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of Directors.

A Director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the Director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a Director or an increase in the number of Directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new Director may not take office until the vacancy occurs.

ARTICLE VI
MEETINGS OF THE BOARD OF DIRECTORS

Section 1. Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Massachusetts, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the corporation.

Section 2. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the Directors of the corporation and shall be held at such times and at such places, within or without the Commonwealth of Massachusetts, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the corporation.

ARTICLE VII
NOTICES

Section 1. Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each Director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the Directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

Section 2. Waiver of Notice; Attendance at Meeting. A Director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing or reproduced from an electronic transmission, signed by the Director entitled to the notice and filed with the minutes or corporate records.

A Director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the Director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

Section 3. Quorum; Voting. A majority of the number of Directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A Director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

Section 4. Telephonic Meetings. The Board of Directors may permit any or all Directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

Section 5. Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each Director either before or after the action is taken and included in the minutes or filed with the corporate records. The form of written consent may include an electronic transmission. Action taken under this section shall be effective when the last Director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each Director.

Section 6. Compensation. The Board of Directors may fix the compensation of Directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE VIII
OFFICERS

Section 1. Officers. The officers of the corporation shall be a President, a Treasurer and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, one or more Assistant Treasurers and such other officers as may be deemed necessary or advisable to carry on the business of the corporation. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

Section 2. Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

Section 3. Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

Section 4. Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the corporation's business and to delegate such authority in accordance with the corporation's policies and procedures, in such manner as may be approved by the President.

ARTICLE IX
INDEMNIFICATION OF DIRECTORS AND OTHERS

The corporation shall, to the maximum extent legally permissible from time to time, indemnify any person serving or who has served as a director, officer, employee or agent of the corporation and persons who serve at the corporation's request as directors, officers, employees or agents of another organization or who serve at its request in any capacity with respect to any employee benefit plan against all liabilities and expenses, including amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees, reasonably incurred by such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative, in which such person may be involved or with which such person may be threatened, by reason of such person's serving or having served in such capacity, except that no indemnification shall be provided with respect to any matter as to which such person shall have been adjudicated in any proceeding not to have (a) acted in good faith in the reasonable belief that such person's action was in the best interests of the corporation or at least was not opposed to the best interest of the corporation; (b) to the extent that such matter relates to service with respect to an employee benefit plan, acted in good faith in the reasonable belief that such person's action was in the best interests of the participants or beneficiaries of such employee benefit plan; or (c) to the extent that such matter relates to a criminal proceeding, had reasonable cause to believe that such person's conduct was lawful. With respect to any matter disposed of by a settlement payment by such person, pursuant to a consent decree or other negotiated disposition, no indemnification either for said payment or for any other expenses shall be provided unless:

(i) such indemnification and such settlement, decree or disposition shall be approved as in the best interests of the corporation, organization, plan or participants, as the case may be, after notice that it involves such indemnification, by a disinterested majority of the Directors (or, if applicable, the sole disinterested Director) then in office (whether or not constituting a quorum);

(ii) such indemnification shall be approved by the holders of a majority of the corporation's outstanding capital stock then entitled to vote for Directors, voting as a single class, excluding any stock owned by any interested Director or officer; or

(iii) in the absence of action by disinterested Directors or stockholders, there has been obtained a written opinion reasonably satisfactory to the corporation of independent legal counsel selected by the corporation to the effect that such indemnification and such settlement, decree or disposition are in the best interest of the corporation, organization, plan or participants served, as the case may be, and if adjudicated, such indemnification would not be found to have been prohibited by law.

Any such indemnification shall be provided even though the person to be indemnified is no longer an officer, Director, employee or agent of the corporation or of such other organization or no longer serves with respect to any such employee benefit plan.

Expenses, including counsel fees, reasonably incurred by any such person in connection with the defense or disposition of any action, suit or other proceeding shall be paid from time to time by the corporation in advance of the final disposition thereof upon receipt of an undertaking by such individual to repay the amounts so paid to the corporation if it is ultimately determined that indemnification for such expenses is not authorized under this Article. Such undertaking may be accepted without reference to the financial ability of such person to make repayment. The right of indemnification provided hereby shall not be exclusive of or affect any other rights to which any such person may be entitled, and the absence of any express provision for indemnification shall not limit any right of indemnification existing independently of this Article. As used in this Article, the term "person" shall include the heirs, executors, administrators and personal representatives of such person, an "interested" Director or officer is one against whom in such capacity the proceedings in question or other proceedings on the same or similar grounds is then pending or threatened and a "disinterested" Director is any Director who is not an interested Director.

Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection of a Director or officer of the corporation with respect to any acts or omissions of such Director or officer occurring prior to such repeal or modification.

The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or other agent of another organization or with respect to any employee benefit plan against any liability incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability.

No officer or Director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty in his capacity as such officer or Director; provided, however, that this provision shall not eliminate or limit such liability to the extent provided by applicable law in effect at the time such liability is determined: (A) for any breach of a Director's duty of loyalty to the corporation or its shareholders, (B) for acts or omissions of a Director or officer not in good faith or which involve intentional misconduct or a knowing violation of law, (C) for any Director under Section 6.40 of Chapter 156D of the Massachusetts General Laws or (D) for any transactions from which the Director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any officer or Director of the corporation for or with respect to any acts or omissions of such officer or Director occurring prior to such amendment or repeal.

ARTICLE X
CERTIFICATES FOR SHARES

Section 1. Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

Section 2. Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates by the Massachusetts Business Corporation Act or other applicable law

Section 3. Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the corporation, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the corporation upon surrender thereof so assigned or endorsed. The person registered on the books of the corporation as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

REGISTERED SHAREHOLDERS

Section 4. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Massachusetts.

ARTICLE XI
GENERAL PROVISIONS
DIVIDENDS

Section 1. Subject to the provisions of the articles of organization relating thereto, if any, dividends may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to any provisions of the articles of organization.

Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Directors shall think conducive to the interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

FISCAL YEAR

Section 4. The fiscal year of the corporation shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

SEAL

Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Massachusetts". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE XII
AMENDMENTS

Section 1. These By-Laws may be altered, amended or repealed or new by-laws may be adopted (a) by the shareholders at any regular or special meeting of the shareholders or (b) if authorized by the articles of organization, the Board of Directors at any regular or special meeting of the Board, except with respect to any provision which by law, the articles of organization or these By-Laws requires action by the shareholders, and provided further that any action taken by the Board of Directors with respect to the By-Laws may be amended or repealed by the shareholders.

DOMINION ENERGY SERVICES COMPANY, INC.

ARTICLES OF INCORPORATION

Article I

The name of the Company is Dominion Energy Services Company,

Inc.

Article II

The purpose for which the Company is organized is to carry on any and all lawful business, not required to be specifically stated in these Articles of Incorporation, for which corporations may be incorporated under the Virginia Stock Corporation Act.

Article III

The Company shall have authority to issue 100 shares of Common Stock without par value.

Article IV

The initial registered office shall be located at 701 E. Byrd Street, Richmond, Virginia 23219, in the City of Richmond and the initial registered agent shall be J. Kennerly Davis, Jr., who is a resident of Virginia and a member of the Virginia State Bar, and whose business address is the same as the initial registered office.

Article V

1. The business and officers of the Company shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than seven Directors to be determined from time to time by resoJution adopted by the affirmative vote of a majority of the Directors then in office.

2. The number of Directors constituting the initial Board of Directors shall be one and the name and address of the person who is to serve as the initial Director is:

Name	Address
Ronald H. Leasburg	4041F Gaelic Lane Glen Allen, Virginia 23060

3. If the office of any Director shall become vacant, the Directors, at the time in office, whether or not a quorum, may, by majority vote of the Directors then in office, choose a successor who shall hold office until the next annual meeting of shareholders Vacancies resulting from the increase in the number of Directors shall be filled in the same manner.

Article VI

1. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a Director or officer of the Company shall not be liable to the Company or its stockholders for monetary damages.

2. To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Company shall indemnify a Director or officer of the Company who is or was a party to any proceeding by reason of the fact that he is or was such a Director or officer or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify any Director or officer.

3. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Company to indemnify or contract in advance to indemnify any person not specified in Paragraph 1 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Company, or is or was serving at the request of the Company as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Paragraph 1.

4. The Company may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Company would have power to indemnify him against such liability under the provisions of this Article.

5. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Paragraph 1 of this Article IV shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

6. The provisions of this Article V shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article V shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

7. Reference herein to Directors, officers, employees or agents shall include former Directors, officers, employees and agents and their respective heirs, executors and administrators.

/s/ J. Kennerly Davis, Jr. J. Kennerly Davis, Jr. Incorporator

Bylaws
of
Dominion Energy Services Company, Inc.

Article I.
Name

The name of the Company is Dominion Energy Services Company, Inc.

Article II.
Shareholders' Meetings

2.1 Time and Place. All meetings of the Shareholders shall be held at such time and place as fixed by the Board of Directors (or in the case of the Annual Meeting, by these bylaws), and as provided in the notice of the meeting. If the Chairman of the Board of Directors determines that the holding of any meeting at the time and place provided in the notice might be undesirable, he may cause it to be held at some other time or place deemed by him suitable and convenient, upon arranging notice to Shareholders.

2.2 Presiding Officer; Secretary. The Chairman of the Board of Directors shall preside over all meetings of the Shareholders. If he is not present, or there is none in office, the President shall preside. If neither the Chairman of the Board of Directors nor the President is present, a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Corporate Secretary of the Company shall act as secretary of all the meetings, if he be present. If he is not present, the Chairman shall appoint a secretary of the meeting.

Article III.
Annual Meeting

3.1 Time and Place. The Annual Meeting of the Shareholders, for the election of Directors and transaction of such other business as may come before the meeting, shall be held in each year on the first Tuesday in May. If that day is a legal holiday, the Annual Meeting shall be held on the next succeeding day not a legal holiday.

In the event that such Annual Meeting is not held as herein provided for, the Board of Directors shall cause a meeting in lieu thereof to be held as soon thereafter as may be convenient, and any business transacted or elections held at such meeting shall be as valid as if transacted or held at the Annual Meeting. Such subsequent meeting shall be called in the same manner as provided for special meetings of Shareholders.

Article IV.
Special Meetings

A Special Meeting of the Shareholders for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the President, the Corporate Secretary, or a majority of the Directors.

Article V.
Notice of Shareholder Meetings and Waiver of Notice

5.1  Notice. Written notice of each Shareholders' meeting shall be given in accordance with the requirements of the Virginia Stock Corporation

Act as it, exists on the date hereof or as it may hereafter be amended. Such notice shall be given by, or at the direction of, the Board of Directors or Chairman of the Board of Directors, the President or any Vice President or the Corporate Secretary to each Shareholder of record entitled to vote at the meeting.

5.2 Waiver of Notice. Meetings may be held without notice if all the Shareholders entitled to vote at the meeting are present in person or by proxy, or if notice is waived in writing by those not present, either before or after the meeting. Such written waiver of notice shall be signed by the Shareholder and delivered to the Corporate Secretary.

Article VI.
Quorum

6.1 Definition of a Quorum. At any meeting of Shareholders, any number of Shareholders together holding at least a majority of the outstanding shares of stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business.

6.2 Absence of Quorum. If less than a quorum is in attendance at the time for which a meeting is called, the meeting may be adjourned from time to time by a majority of the Shareholders present or represented by proxy without notice other than by announcement at the meeting.

Article VII.
Voting

7.1 Entitlement. At any meeting of Shareholders, each Shareholder entitled to vote on any matter coming before the meeting shall, as to such matter, have one vote, in person or by proxy, for each share of stock outstanding in his name on the books of the Company on the date fixed by the Board of Directors as the record date for the purpose of determining the Shareholders entitled to vote.

7.2 Proxies. Every proxy shall be in writing, dated and signed by the Shareholder entitled to vote or his duly authorized attorney-in-fact, and filed with the Corporate Secretary of the meeting before being voted. Proxies shall entitle the holders thereof to vote at any adjournment of the meeting, but shall not be voted after the final adjournment thereof.

7.3 Required Vote. When a quorum is present at any meeting of Shareholders, a majority vote of those voting on the matter shall decide any question brought before such meeting, unless the question is one upon which by express provisions of law or the Articles of Incorporation or these Bylaws a larger or different vote is required, in which case such express provision shall govern and control the decision of such question.

7.4 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of the election to determine the qualifications of voters, the validity of proxies and the results of ballots.

Article VIII.
Directors

8.1 Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

8.2 Election. Directors shall be elected at each Annual Meeting of Shareholders to succeed those Directors whose terms have expired and to fill any vacancies then existing. Nominations for the election of Directors shall be made by the Board of Directors, or a committee appointed by the Board of Directors, or by any Shareholder entitled to vote in the election of Directors. Directors shall hold office until removed or until the next Annual Meeting of Shareholders and until their successors are duly elected.

8.3 Vacancies. Any vacancy occurring in the Board of Directors (including vacancies resulting from an increase in the number of Directors) may be filled by the affirmative vote of the majority of the remaining Directors though less than a quorum of the Board, and the term of office of any Director so elected shall expire at the next Annual Meeting of Shareholders at which Directors are elected.

8.4 Meetings. Regular meetings of the Board of Directors may be held at such places within or without the Commonwealth of Virginia and at such times as the Directors by vote may determine from time to time, and if so determined no notice thereof need be given. Special Meetings of the Board of Directors may be held at any time or place either within or without the Commonwealth of Virginia, whenever called by the Chairman of the Board of Directors, the President, any Vice President, the Corporate Secretary, or three or more Directors, notice thereof being given to each Director by the Corporate Secretary, the Directors or the officer calling the meeting, or at any time without formal notice provided all the Directors are present or those not present waive notice thereof. Notice of Special Meetings, stating the time and place thereof, shall be given by mailing the same to each Director at his residence or business address at least two days before the meeting, or by delivering the same to him personally or telephoning or telegraphing the same to him at his residence or business address at least one day before the meeting, unless, in case of exigency, the Chairman of the Board of Directors, or the President, or the majority of the Directors, shall prescribe a shorter notice to be given personally or by telephoning or telegraphing each Director at his residence or business address.

8.5 Waiver of Notice. A written waiver of notice signed by the Director entitled to such notice, whether before or after the date of the meeting, shall be equivalent to the giving of such notice. A Director who attends or participates in a meeting shall be deemed to have waived timely and proper notice of the meeting unless the Director, at the beginning of the meeting or promptly upon his arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

          8.6 Quorum. A majority of the number of Directors fixed at the time in accordance with the Articles of Incorporation shall constitute a quorum for the transaction of business, but a lesser number may adjourn any meeting from time to time, and the meeting may be held without further notice. The foregoing provision is, however, subject to the Articles of Incorporation. When a quorum is present at any meeting, a majority of the members present thereat shall decide any question brought before such meeting, except as otherwise provided by law, by the Articles of Incorporation, or by these Bylaws.

8.7 Action Without Meeting. Any action required to be taken at a meeting of the Directors, or any action which may be taken at a meeting of the Board of Directors or of a Committee of the Board of Directors, may be taken without a meeting if a consent in writing (which may be in any number of counterparts), setting forth the action so to be taken, shall be signed by all of the Directors, or all of the members of the Committee, as the case may be, either before or after such action is taken. Such consent shall have the same force and effect as a unanimous vote.

Article IX
Committees

9.1 Establishment of Committees. The Board of Directors may, from their numbers, appoint Committees from time to time. The number composing such Committees and the power conferred upon the same shall be determined by a vote of the Board of Directors, subject to the laws of the Commonwealth of Virginia, the Articles of Incorporation and these Bylaws.

9.2 Meetings. Regular and special meetings of any Committee established pursuant to this Article may be called and held subject to the same requirements with respect to time, place and notice as are specified in these Bylaws for regular and special meetings of the Board of Directors.

9.3 Quorum. A majority of the members of any Committee serving at the time of any meeting thereof shall constitute a quorum for the transaction of business at such meeting. The action of a majority of those members present at a Committee meeting at which a quorum is present shall constitute the act of the Committee.

9.4 Election. Members of any Committee shall be elected as above provided and shall hold office until their successors are elected by the Board of Directors or until such Committee is dissolved by the Board of Directors. Any vacancy occurring in a Committee resulting from any cause whatever may be filled by a vote of the Directors fixed by these Bylaws.

Article X
Officers

10.1 Officers. The officers of the Company shall be a Chairman of the Board of Directors, a President, one or more Vice Presidents, a Corporate Secretary and a Treasurer. The Board of Directors may, in its discretion, elect or appoint assistant or other officers or agents as it may deem advisable.

10.2 Election. The officers shall be elected or appointed by the Board of Directors promptly after each election of Directors by the Shareholders, and a meeting of the Board of Directors may be held without notice for the purpose of electing officers following the Annual Meeting of Shareholders.

10.3 Restrictions. The Chairman of the Board of Directors and the President shall be Directors. Any person may hold more than one office.

10.4 Term. Officers shall serve until the first meeting of the Board of Directors following the next Annual Meeting of Shareholders and until their respective successors are duly elected, but any officer may be removed at any time by the vote of the Board of Directors. Vacancies among the officers shall be filled by a vote of the Board of Directors.

10.5 Duties. The officers of the Company shall perform the duties common or incidental to their respective offices, and such other duties as the Board of Directors shall designate from time to time.

Article XI.
Resignation and Removals.

11.1 Resignations. Any Director or officer may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board of Directors, to the President or to the Corporate Secretary, and any member of any Committee may resign by giving written notice either as aforesaid or to the Committee of which he is a member or the chairman thereof. Any officer may resign at any time by delivering notice to the Company. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

11.2 Removal by Shareholders. The Shareholders, at any meeting called to remove any Director from office with or without cause and to elect his successor, may do so by vote of a majority of the shares entitled to vote on the matter. The Board of Directors, by vote of a majority of the entire Board of Directors, may remove from office any officer, agent or member of any committee with or without cause.

Article XII.
Vacancies.

If the office of any officer or agent becomes vacant by reason of death, disability, resignation, removal, disqualification or otherwise, the Directors at the time in office may, by a majority vote at a meeting at which a quorum is present, choose a successor who shall hold office for the unexpired term or until a successor is duly elected and qualified or the position is eliminated.

Article XIII.
Certificates for Shares.

12.1 Entitlement. Every Shareholder shall be entitled to a certificate or certificates for shares of record owned by him in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Corporate Secretary or an Assistant Corporate Secretary.

12.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the Shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

Article XIV.
Record Date.

For the purpose of determining the Shareholders entitled to notice of or to vote at any meeting of Shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, provided that such date shall not in any case be more than 70 days prior to the date on which the particular action, requiring such determination of Shareholders, is to be taken. If no record date shall be fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or for the determination of the Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders in such cases. A determination of Shareholders entitled to notice of or to vote at a Shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Article XV.
Transfer of Shares.

Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

Article XVI.
Voting of Shares Held.

Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Corporate Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a Shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he may deem necessary or proper in the premises; or either the Chairman of the Board of Directors, the President or the Corporate Secretary may himself attend any meeting of the Shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the Shareholder of such other corporation.

Article XVII.
Amendments.

Both the Board of Directors and the Shareholders shall have the power to alter, amend or repeal the Bylaws of the Company or to adopt new Bylaws, but Bylaws enacted by the Shareholders, if expressly so provided, may not be altered, amended or repealed by the Board of Directors.

Article XVIII.
Miscellaneous Provisions.

18.1 Seal. The seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

18.2 Fiscal Year. The fiscal year of the Company shall end on such date and shall consist of such accounting periods as may be fixed by the Board of Directors.

18.3 Checks, Notes and Drafts. Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize. When the Board of Directors so authorizes, however, the signature of any such person may be a facsimile.

Article XIX.
Emergency Bylaws.

The Emergency Bylaws provided in this Article XIX shall be operative during any emergency notwithstanding any different provision in the preceding Articles of the Bylaws or in the Articles of Incorporation of the Company or in the Virginia Stock Corporation Act. An emergency exists if a quorum of the Company's Board of Directors cannot readily be assembled because of some catastrophic event. To the extent not inconsistent with these Emergency Bylaws, the Bylaws provided in the preceding Articles shall remain in effect during such emergency and upon the termination of such emergency the Emergency Bylaws shall cease to be operative unless and until another such emergency shall occur.

During any such emergency:

(a) Any meeting of the Board of Directors may be called by any officer of the Company or by any Director. Notice shall be given by the person calling the meeting. The notice shall specify the time and place of the meeting. Notice may be given only to such of the Directors as it may be feasible to reach at the time and by such means as may be feasible at the time, including publication. If given by mail, messenger or telephone, the notice shall be addressed to the Director's address or such other place as the person giving the notice shall deem most suitable. Notice shall be similarly given, to the extent feasible, to the other persons referred to in (b) below. Notice shall be given at least two days before the meeting if feasible in the judgment of the person giving the notice, but otherwise shall be given any time before the meeting as the person giving the notice shall deem necessary.

(b) At any meeting of the Board of Directors, a quorum shall consist of a majority of the number of Directors fixed at the time. If the Directors present at any particular meeting shall be fewer than the number required for such quorum, other persons present, as determined by the following provisions and in the following order of priority, up to the number necessary to make up such quorum, shall be deemed Directors for such particular meeting:

(i) Vice Presidents at the principal office of the Company in the order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in the order of their seniority in age; and

(ii) All other officers of the Company in order of their seniority of first election to such offices, or if two or more shall have been first elected to such offices on the same day, in the order of their seniority in age; and

(iii) Any other persons that are designated on a list that shall have been approved by the Board of Directors before the emergency, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

(c) The Board of Directors, during as well as before any such emergency, may provide, and from time to time modify, lines of succession in the event that such an emergency any or all officers or agents of the Company for any reason shall be rendered incapable of discharging their duties.

(d) The Board of Directors, before and during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices, or authorize the officers so to do.

No officer, Director or employee shall be liable for any action taken in good faith in accordance with these Emergency Bylaws.

These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the Shareholders, except that no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action or inaction prior to the time of such repeal or change. Any such amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

DOMINION FAIRLESS HILLS, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Fairless Hills, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Christine M. Schwab, whose mailing address is c/o Dominion Resources, Inc., P.O. Box 26532, Richmond, Virginia 23261.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	c/o Dominion Energy, Inc 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is her act and deed on this 2nd day of October 2000.

/s/ Christine M. Schwab Christine M. Schwab, Incorporator

DOMINION FAIRLESS HILLS, INC.

BYLAWS

EFFECTIVE OCTOBER 2, 2000

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority, to a maximum commitment level of $10 million and in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION KINCAID, INC.
ARTICLES OF INCORPORATION
ARTICLE
NAME

The name of the Corporation is Dominion Kincaid, Inc. (hereinafter referred to as the Corporation).

ARTICLE II
PURPOSE

The purpose for which the Corporation is formed is to transact any or all lawful business, not required to be specifically stated in these Articles, for which corporations may be incorporated under the Virginia Stock Corporation Act as amended from time to time.

ARTICLE III
AUTHORIZED SHARES

3.1 Number and Designation. The number and designation of shares that the Corporation shall have authority to issue shall be 100 shares of Common Stock without par value.

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to (i) any shares of any class of the Corporation, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

3.3 Voting; Distribution. The holders of the Common Shares shall have unlimited voting rights and are entitled to receive the net assets of the Corporation upon the liquidation, dissolution or winding up of the affairs of the Corporation.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the initial registered office of the Corporation, which is located in the City of Richmond, Virginia, is 901 East Byrd Street, Richmond, Virginia 23219. The initial registered agent of the Corporation is Christine M. Schwab, whose business office is identical with the registered office and who is a resident of Virginia and a member of the Virginia State Bar.

ARTICLE V
LIMIT ON LIABILITY AND INDEMNIFICATION

5.1 Limit on Liability. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages.

5.2 Mandatory Indemnification. To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Corporation shall indemnify a director or officer of the Corporation who is or was a party to any proceeding by reason of the fact that he is or was such a director or officer or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. In accordance with the foregoing, the Corporation shall make advances and reimbursements for expenses incurred by a director or officer in any proceeding upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of such director or officer and shall be accepted without reference to such director's or officer's ability to make repayment. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested directors, to contract in advance to indemnify any director or officer.

5.3 Permitted Indemnification. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested directors, to cause the Corporation to indemnify or contract in advance to indemnify any person not specified in Section 5.1 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation or is or was serving at. the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section 5.1.

5.4 Insurance. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.

5.5 Miscellaneous. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based any material respect on any alleged action or failure to act prior to such amendment, modification or repeal. Reference herein to directors, officers, employees or agents shall, include former directors, officers, employees and agents and their respective heirs, executors and administrators.

Dated: March 18, 1996
By: /s/ Christine M. Schwab Christine M. Schwab, Incorporator

DOMINION KINCAID, INC.

BYLAWS

AS AMENDED AND RESTATED EFFECTIVE DECEMBER 15, 1997

ARTICLE 1 MEETING OF SHAREHOLDERS	1
1.1 Place and Time of Meetings	1
1.2 Presiding Officer; Secretary	1
1.3 Annual Meeting	1
1.4 Special Meetings	1
1.5 Records Dates	1
1.6 Notice of Meetings	2
1.7 Waiver of Notice; Attendance at Meeting	2
1.8 Quorum and Voting Requirements	3
1.9 Action Without Meeting	3
1.10 Inspectors of Election	3
ARTICLE II DIRECTORS	4
2.1 General Powers	4
2.2 Number; Term and Election	4
2.3 Removal; Vacancies	4
2.4 Annual and Regular Meetings	4
2.5 Special Meetings	5
2.6 Notice of Meetings	5
2.7 Waiver of Notice; Attendance at Meeting	5
2.8 Quorum; Voting	5
2.9 Telephonic Meetings	6
2.10 Action Without Meeting	6
2.11 Compensation	6
ARTICLE III OFFICERS	6
3.1 Officers	6
3.2 Election; Term	6
3.3 Removal of Officers	6
3.4 Duties of Officers	7
ARTICLE IV SHARE CERTIFICATES	7
4.1 Entitlement	7
4.2 Authorization to Issue	7
4.3 Transfer of Shares	7
ARTICLE V MISCELLANEOUS PROVISIONS	7
5.1 Voting of Shares Held	7
5.2 Corporate Seal	8
5.3 Fiscal Year	8
5.4 Amendments	8

Dominion Kincaid, Inc.
A Virginia Corporation

BYLAWS

As Amended and Restated Effective December 15, 1997

ARTICLE I
EETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the second Tuesday of June of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

DOMINION NUCLEAR HOLDINGS, INC.
CERTIFICATE OF INCORPORATION
AS AMENDED APRIL 8, 2004

ARTICLE I
NAME

The name of the corporation is Dominion Nuclear Holdings, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one thousand (1,000). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Christine M. Schwab, whose mailing address is c/o Dominion Resources, Inc., P.O. Box 26532, Richmond, Virginia 23261.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is her act and deed on this 24th day of August 2000.

/s/ Christine M. Schwab Christine M. Schwab, Incorporator

DOMINION NUCLEAR HOLDINGS, INC.

BYLAWS

EFFECTIVE AUGUST 24, 2000

ARTICLE 1 STOCKHOLDERS	1
1.1 Annual Meetings	1
1.2 Special Meetings	1
1.3 Notice of Meetings	1
1.4 Adjournments	1
1.5 Quorum	1
1.6 Organization	2
1.7 Voting; Proxies	2
1.8 Fixing Date for Determination of Stockholders of Record	3
1.9 List of Stockholders Entitled to Vote	4
1.10 Consent of Stockholders in Lieu of Holding	4
ARTICLE II BOARD OF DIRECTORS	5
2.1 Functions and Compensation	5
2.2 Number; Qualifications	5
2.3 Election; Resignation; Removal; Vacancies	5
2.4 Regular Meetings	5
2.5 Special Meetings	5
2.6 Telephonic Meetings Permitted	5
2.7 Quorum; Vote Required for Action	5
2.8 Organization	6
2.9 Action by Directors Without a Meeting	6
ARTICLE III OFFICERS	6
3.1 Executive Officers; Election; Qualifications	6
3.2 Term of Office; Resignation; Removal; Vacancies	6
3.3 Powers and Duties of Executive Officers	6
3.4 Compensation	6
ARTICLE IV STOCK	7
4.1 Certificates	7
4.2 Transfer of Stock	7
4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates	7
ARTICLE V MISCELLANEOUS	7
5.1 Fiscal Year	7
5.2 Seal	7
5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees	7
5.4 Interested Directors; Quorum	8
5.5 Form of Records	8
5.6 Amendment of Bylaws	8

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority, to a maximum commitment level of $10 million and in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION NUCLEAR PROJECTS, INC.
ARTICLES OF INCORPORATION

ARTICLE I
NAME

1.1 The name of the Corporation is Dominion Nuclear Projects, Inc. (hereinafter referred to as the "Company").

ARTICLE II
PURPOSE

2.1 The Company is organized to engage in any lawful business not required by the Virginia Stock Corporation Act to be stated in the Articles of Incorporation.

ARTICLE III
AUTHORIZED SHARES

3.1 Number and Designation. The aggregate number and designation of shares that the Company shall have authority to issue is 1,000 shares of Common Stock without par value.

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to (i) any shares of any class of the Company, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

3.3 Voting; Distribution. The holders of the Common Shares shall have unlimited voting rights and are entitled to receive distributions, including dividends, when declared by the Board of Directors and the net assets of the Company upon the liquidation, dissolution or winding up of the affairs of the Company.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

4.1 The name of the Company's initial registered agent is Commonwealth Legal Services Corporation. The initial registered agent is a domestic corporation authorized to transact business in Virginia. The Company's initial registered office address, which is the business address of the initial registered agent, is 4701 Cox Road, Suite 301, Glen Allen, Virginia 23060-6802. The registered office is physically located in the county of Henrico.

ARTICLE V
LIMIT ON LIABILITY AND INDEMNIFICATION

5.1 Definitions. For purposes of this Article the following definitions shall apply:

(i) "Company" means the Company only and no predecessor entity or other legal entity;

(ii) "expenses" include counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification;

(iii) "liability" means the obligation to pay a judgment, settlement, penalty, fine, or other such obligation, including, without limitation, any excise tax assessed with respect to an employee benefit plan;

(iv) "legal entity" means a corporation, partnership, joint venture, trust, employee benefit plan or other enterprise;

(v) "predecessor entity" means a legal entity the existence of which ceased upon its acquisition by the Company in a merger or otherwise; and

(vi) "proceeding" means any threatened, pending, or completed action, suit, proceeding or appeal whether civil, criminal, administrative or investigative and whether formal or informal.

5.2 Limit on Liability. In every instance in which the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of liability of directors or officers of a corporation to the corporation or its shareholders, the directors and officers of this Company shall not be liable to the Company or its shareholders.

5.3 Indemnification of Directors and Officers. The Company shall indemnify any individual who is, was or is threatened to be made a party to a proceeding (including a proceeding by or in the right of the Company) because such individual is or was a director or officer of the Company or because such individual is or was serving the Company, or any other legal entity in any capacity at the request of the Company while a director or officer of the Company, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's willful misconduct or knowing violation of the criminal law. Service as a director or officer of a legal entity controlled by the Company shall be deemed service at the request of the Company. The determination that indemnification under this Section 5.3 is permissible and the evaluation as to the reasonableness of expenses in a specific case shall be made, in the case of a director, as provided by law, and in the case of an officer, as provided in Section 5.4 of this Article; provided, however, that if a majority of the directors of the Company has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the person claiming indemnification, be made by special legal counsel agreed upon by the Board of Directors and such person. Unless a determination has been made that indemnification is not permissible, the Company shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director's or officer's ability to make repayment. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make such director or officer ineligible for indemnification. The Company is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Section 5.3.

5.4 Indemnification of Others. The Company may, to a lesser extent or to the same extent that it is required to provide indemnification and make advances and reimbursements for expenses to its directors and officers pursuant to Section 5.3, provide indemnification and make advances and reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities, and any person serving any other legal entity in any capacity at the request of the Company, and may contract in advance to do so. The determination that indemnification under this Section 5.4 is permissible, the authorization of such indemnification and the evaluation as to the reasonableness of expenses in a specific case shall be made as authorized from time to time by general or specific action of the Board of Directors, which action may be taken before or after a claim for indemnification is made, or as otherwise provided by law. No person's rights under Section 5.3 of this Article shall be limited by the provisions of this Section 5.4.

5.5 Miscellaneous. The rights of each person entitled to indemnification under this Article shall inure to the benefit of such person's heirs, executors and administrators.

Special legal counsel selected to make determinations under this Article may be counsel for the Company. Indemnification pursuant to this Article shall not be exclusive of any other right of indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Company and indemnification under policies of insurance purchased and maintained by the Company or others. However, no person shall be entitled to indemnification by the Company to the extent such person is indemnified by another, including an insurer. The Company is authorized to purchase and maintain insurance against any liability it may have under this Article or to protect any of the persons named above against any liability arising from their service to the Company or any other legal entity at the request of the Company regardless of the Company's power to indemnify against such liability. The provisions of this Article shall not be deemed to preclude the Company from entering into contracts otherwise permitted by law with any individuals or legal entities, including those named above. If any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article, and to this end the provisions of this Article are severable.

5.6 Amendments. No amendment, modification or repeal of this Article shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

ARTICLE VI
DIRECTORS

6.1 The number of directors of the Company may be fixed by the bylaws.

6.2 The number of directors constituting the initial board of directors is one, and the name and address of such person who is to serve as the initial director until the first annual meeting of the shareholders or until a successor is elected and qualified is:
NAME	ADDRESS
Thomas F. Farrell, II	120 Tredegar Street Richmond, Virginia 23219
Dated: 08/14/03_______	By: /s/ E. J. Marks, III_____ E. J. Marks, III, Incorporator

DOMINION NUCLEAR PROJECTS, INC.

BYLAWS

EFFECTIVE AUGUST 14, 2003

DOMINION NUCLEAR PROJECTS, INC.
A Virginia Corporation

BYLAWS

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the third Tuesday in May of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing or reproduced from an electronic transmission, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. The form of written consent may include an electronic transmission. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing or reproduced from an electronic transmission, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. The form of written consent may include an electronic transmission. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

Sec. 180.0202

State of Wisconsin
DEPARTMENT OF FINANCIAL INSTITUTIONS
Division of Corporate & Consumer Services

ARTICLES OF INCORPORATION. STOCK FOR-PROFIT CORPORATION

Executed by the undersigned for the purpose of forming a Wisconsin for-profit corporation under Ch. 180 of the Wisconsin Statutes:

Article 1. Name of the corporation: Dominion Energy Kewaunee, Inc.

Article 2. The corporation is organized under Ch. 180 of the Wisconsin Statutes.

Article 3. The corporation shall be authorized to issue 1000 shares.

Article 4. Name of the initial registered agent: C T Corporation System,

Article 5. Street address of the initial registered

office: (The complete address, including

street and number, if assigned, and ZIP        8025 Excelsior Drive, Suite 200,

code. P O Box address may be included        Madison Wisconsin 53717

as part of the address, but is insufficient

alone.)

Article 6. Other provisions (OPTIONAL):

------------------------------------------------------------------------------------------------------------

FILING FEE - $100.00

Use of this form is voluntary

Article 7. Name and complete address of each incorporator:

     Earl J. Marks, III
     120 Tredegar Street
      Richmond, VA 23219

/s/ Earl J. Marks, III________
Incorporator.s signature                   Incorporator.s signature

     Earl J. Marks, III

This document was drafted by__________________________________
                                       (Name the individual who drafted the document)

OPTIONAL . Second choice corporate name if first choice is not available:

INSTRUCTIONS (Ref. sec. 180.0202 Wis. Stats. for document content)

Submit one original and one exact copy to Department of Financial Institutions, P O Box 7846, Madison WI, 53707-7846, together with the appropriate FILING FEE of $100. Filing fee is non-refundable. (If sent by Express or Priority U.S. mail, address to 345 W. Washington Ave., 3rd Floor, Madison WI, 53703). Sign the document manually or otherwise as allowed under sec. 180.0120(3)(c), Wis. Stats.
NOTICE: This form may be used to accomplish a filing required or permitted by statute to be made with the department. Information requested may be used for secondary purposes. If you have any questions, please contact the Division of Corporate & Consumer Services at 608-261-7577. Hearing-impaired may call 608-266-8818 for TTY. This document can be made available in alternate formats upon request to qualifying individuals with disabilities.

Article 1. The name must contain .corporation., .incorporated., .company., or .limited. or the abbreviation .corp.., .inc.., .co.. or .ltd.. or comparable words or abbreviations in another language. If you wish to provide a second choice name that you would accept if your first choice is not available, enter it in the .Optional. area on page 2.

Article 2. This statement is required by sec. 180.0202(1)(a).

Article 3. Some quantity of shares must be authorized.

DOMINION ENERGY KEWAUNEE, INC.

* * * *

BYLAWS

* * * *

ARTICLE I
OFFICES

Section 1. The registered office shall be located in Madison, Wisconsin.

Section 2. The corporation may also have offices at such other places both within and without the State of Wisconsin as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II
ANNUAL MEETINGS OF SHAREHOLDERS

Section 1. All meetings of shareholders for the election of directors shall be held in or outside the State of Wisconsin, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

Section 2. Annual meetings of shareholders shall be held on the third Tuesday in May, if not a legal holiday, and if a legal holiday, then on the next secular day following, at which they shall elect, pursuant to law, a board of directors, and transact such other business as may properly be brought before the meeting.

Section 3. Written or printed notice of the annual meeting, stating the date, time, and place of the meeting, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

ARTICLE III
SPECIAL MEETINGS OF SHAREHOLDERS

Section 1. Special meetings of shareholders for any purpose other than the election of directors may be held at such time and place in or outside the State of Wisconsin as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the charter, may be called by the president, the board of directors, such other officers or persons provided in the articles of incorporation, or upon written demand of at least ten percent (10%) of all of the votes entitled to be cast on any issue proposed to be considered.

Section 3. Written or printed notice of a special meeting stating the date, time, and place of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. Notice may also be given by electronic mail, telecopy facsimile or other form of wire or wireless communication.

Section 4. The business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

Section 5. A shareholder may waive any notice. A shareholder's attendance at a meeting, in person or by proxy waives objection to a lack of notice and other requirements as prescribed by statute.

ARTICLE IV
QUORUM AND VOTING OF STOCK

Section 1. A majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of the voting group for action on that matter, except as otherwise provided by statute or by the charter. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2. If a quorum is present, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the vote of a greater number of affirmative votes is required by law or the articles of incorporation.

Section 3. Each outstanding share, regardless of class, shall be entitled to one vote on each matter voted on at a meeting of shareholders unless the articles of incorporation or law provides otherwise. A shareholder may vote either in person or by proxy as provided for in a signed appointment form executed by the shareholder or by his duly authorized attorney-in-fact.

Section 4. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting (1) if one or more written consents setting forth the action so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof, or (2) if so provided in the articles of incorporation, by persons who would be entitled to vote at a meeting shares having voting power to cast not less than the minimum number (or numbers, in the case of voting groups) of votes that would be necessary to authorize or take the action at a meeting at which all the shareholders entitled to vote were present and voted.

ARTICLE V
DIRECTORS

Section 1. The number of directors shall be not less than one nor more than ten. The number of directors may be fixed or changed within the minimum or maximum by the shareholders or by the board of directors. Directors need not be residents of the State of Wisconsin nor shareholders of the corporation. The directors, other than the first board of directors, shall be elected at the annual meeting of the shareholders, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified. The first board of directors shall hold office until the first meeting of shareholders.

Section 2. Unless the articles of incorporation provide otherwise, any vacancy occurring on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders, the board of directors, or if the directors remaining in office constitute fewer than a quorum of the board, the vacancy may be filled by the affirmative vote of a majority of the directors remaining in office.

Section 3. The business affairs of the corporation shall be managed by its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute, by the articles of incorporation or by these by-laws directed or required to be exercised or done by the shareholders.

Section 4. The directors may keep the books of the corporation, except such as are required by law to be kept within the state, outside of the State of Wisconsin, at such place or places as they may from time to time determine.

Section 5. The board of directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise.

ARTICLE VI
MEETINGS OF THE BOARD OF DIRECTORS

Section 1. Meetings of the board of directors, regular or special, may be held either in or outside of the State of Wisconsin.

Section 2. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting or it may convene at such place and time as shall be fixed by the consent in writing of all the directors. No notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present.

Section 3. Regular meetings of the board of directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

Section 4. Special meetings of the board of directors may be called on two days' notice to each director, either personally, by mail or by telegram.

Section 5. Attendance or participation of a director at any meeting shall constitute a waiver of notice of such meeting, unless the director, at the beginning of the meeting (or promptly upon his arrival), objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of the notice of such meeting.

Section 6. A majority of the directors shall constitute a quorum for the transaction of business, unless a greater number is required by law or by the articles of incorporation. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute or by the articles of incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time until a quorum shall be present.

Section 7. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if one or more written consents, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

ARTICLE VII
COMMITTEES

Section 1. The board of directors may create two (2) or more committees that may consist of two (2) or more members of the board. Committee members shall serve at the board of directors' pleasure. To the extent specified by the board of directors or articles of incorporation, each committee shall have and exercise all of the authority of the board of directors in the management of the corporation, except as otherwise provided by law.

ARTICLE VIII
NOTICES

Section 1. Whenever notice is required to be given to any director or shareholder under the provisions of the statutes, the articles of incorporation or these by-laws, it shall be construed to mean written notice, which may be by mail, addressed to such director or shareholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time it is deposited in the United States mail. Notice to directors may also be given by telegram, electronic mail, telecopy facsimile or other form of wire or wireless communication.

Section 2. Whenever notice is required to be given under the provisions of the statutes, the articles of incorporation or these by-laws, a waiver thereof, in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE IX
OFFICERS

Section 1. The officers of the corporation shall be chosen by the board of directors, and shall be a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers.

Section 2. The board of directors, at its first meeting after each annual meeting of shareholders, shall choose a president, one or more vice-presidents, a secretary and a treasurer, none of whom need be a member of the board.

Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors. The same natural person may simultaneously hold more than one office.

Section 6. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. The Board of Directors may designate the Chief Executive Officer.

Section 7. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

Section 8. The Board of Directors may remove any officer at any time, with or without cause.

Section 9. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President.

ARTICLE X
CERTIFICATES FOR SHARES

Section 1. The shares of the corporation shall be represented by certificates or shall be uncertificated. Each share certificate shall be signed by the president or a vice-president and the secretary or treasurer or an assistant secretary or treasurer of the corporation, or by the board of directors, and may be sealed with the seal of the corporation or a facsimile thereof.

When the corporation is authorized to issue different classes of shares or different series within a class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights applicable to each class, and the variations in the relative rights, preferences, and limitations determined for each series and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

Section 2. The signatures of the persons signing a share certificate may be facsimiles. In case any person who has signed, or whose facsimile signature has been placed upon such certificate, shall have ceased to hold such office before such certificate is issued, the certificate is nevertheless valid.

LOST CERTIFICATES

Section 3. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation, which is alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

TRANSFERS OF SHARES

Section 4. Upon surrender, to the corporation or the transfer agent of the corporation, of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate shall be cancelled and the transaction recorded upon the books of the corporation.

FIXING RECORD DATE

Section 5. For the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix a record date, in advance, that may not be more than seventy (70) days before the meeting or action requiring a determination of shareholders.

REGISTERED SHAREHOLDERS

Section 6. The corporation shall be entitled to recognize a person, registered on its books as the owner of shares, as having the exclusive right to receive dividends and to vote with respect to shares shown to be owned, and as being exclusively liable for calls and assessments upon shares shown to be owned, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Wisconsin.

LIST OF SHAREHOLDERS

Section 7. A list of shareholders as of the record date, prepared in alphabetical order, arranged by voting group, showing the address of and the number of shares held by each shareholder, and certified by the corporate officer responsible for its preparation or the transfer agent, shall be open for inspection at any meeting of shareholders.

ARTICLE XI
GENERAL PROVISIONS
DIVIDENDS

Section 1. Subject to the law and any applicable provisions of the articles of incorporation, dividends may be declared by the board of directors at any regular or special meeting, and may be paid in cash, in property or in shares of the corporation.

Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time, in their absolute discretion, think proper, as a reserve fund to meet contingencies, for equalizing dividends, for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

Section 3. All checks or demands for money, and notes of the corporation, shall be signed by such officer or officers, or such other person or persons as the board of directors may from time to time designate.

FISCAL YEAR

Section 4. The fiscal year of the corporation shall be fixed by resolution of the board of directors, but in the absence of any such determination it shall be the calendar year.

SEAL

Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Wisconsin". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE XII
AMENDMENTS

Section 1. These by-laws may be amended or repealed, or new by-laws may be adopted, by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board unless the articles of incorporation or law reserve this power to the shareholders.

DOMINION PLEASANTS, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Pleasants, Inc. (hereinafter referred to as the "Corporation".

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock which the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Amy D. Kramer, whose mailing address is c/o McGuire, Woods, Battle & Boothe, LLP, 901 East Cary Street, Richmond, Virginia 23219.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas N. Chewning	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed on this 2nd day of August, 1999.

_/s/ Amy D. Kramer Amy D. Kramer, Incorporator

DOMINION PLEASANTS, INC.

BYLAWS

EFFECTIVE AUGUST 3, 1999

ARTICLE 1 STOCKHOLDERS	1
1.1 Annual Meetings	1
1.2 Special Meetings	1
1.3 Notice of Meetings	1
1.4 Adjournments	1
1.5 Quorum	1
1.6 Organization	2
1.7 Voting; Proxies	2
1.8 Fixing Date for Determination of Stockholders of Record	3
1.9 List of Stockholders Entitled to Vote	4
1.10 Consent of Stockholders in Lieu of Holding	4
ARTICLE II BOARD OF DIRECTORS	5
2.1 Functions and Compensation	5
2.2 Number; Qualifications	5
2.3 Election; Resignation; Removal; Vacancies	5
2.4 Regular Meetings	5
2.5 Special Meetings	5
2.6 Telephonic Meetings Permitted	5
2.7 Quorum; Vote Required for Action	5
2.8 Organization	6
2.9 Action by Directors Without a Meeting	6
ARTICLE III OFFICERS	6
3.1 Executive Officers; Election; Qualifications	6
3.2 Term of Office; Resignation; Removal; Vacancies	6
3.3 Powers and Duties of Executive Officers	6
3.4 Compensation	6
ARTICLE IV STOCK	7
4.1 Certificates	7
4.2 Transfer of Stock	7
4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates	7
ARTICLE V MISCELLANEOUS	7
5.1 Fiscal Year	7
5.2 Seal	7
5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees	7
5.4 Interested Directors; Quorum	8
5.5 Form of Records	8
5.6 Amendment of Bylaws	8

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined by resolution of the Board of Directors.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

ARTICLES OF INCORPORATION

OF

DOMINION RESERVES -UTAH, INC.

The undersigned natural person of the age of eighteen (18) or more, acting as incorporator of a corporation under Utah's Revised Business Corporation Act )the "Act"), adopts the following Articles of Incorporation:

ARTICLE I

The name of this company is Dominion Reserves -Utah, Inc. (the "Company").

ARTICLE II

The purpose for which this Company is organized is to engage in any lawful act or activity for which corporations may be organized under the Act.

ARTICLE III

The Company is authorized to issue only one class of shares, to be designated common stock. The total number of shares of common stock that the Company is authorized to issue is 1,000. The common stock shall have a par value of $1.00 per share.

ARTICLE IV

The initial registered office shall be located at 1850 Beneficial Life Tower, Salt Lake City, Utah 84111 and the initial registered agent at that office is Frederick M. MacDonald.

Accepted to this 8th day of July, 1993,

/s/ Frederick M. Macdonald

ARTICLE V

The number of directors constituting the initial board of directors of the corporation is one, and the name and address of the person who is to serve as Director until the first annual meeting of shareholders or until his successor is elected and shall qualify is:

Tyndall L. Baucom 518 Riverside Court Ashland, Virginia 23005

ARTICLE VI

To the full extent permitted by the Act or any other applicable laws now in effect or as may hereafter be amended, a Director of the Company shall not be personally liable to the Company or its shareholders for monetary damages, for any action taken or any failure to take any action as a Director.

Neither any amendment nor appeal of this Article, nor the adoption of any provision in these Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

To the full extent permitted and in the manner prescribed by the Act and any other applicable law, the Company shall indemnify a Director or officer of the Company who is or was a party to any proceeding by reason of the fact that he is or was a Director or officer or is or was serving at the request of the Company as a Director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. The Board of Directors is hereby empowered by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify any Director or officer.

The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Company to indemnify or contract in advance to indemnify any person not specified above in this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Company, or is or was serving at the request of the Company as Director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted above in this Article.

The Company may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Company would have power to indemnify him against such liability under the provisions of this Article.

In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Paragraph 1 of this Article shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

The provisions of this Article shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based any material respect on any alleged action or failure to act prior to such amendment, modification or repeal..

Reference herein to Directors, officers, employees or agents shall include former Directors, officers, employees or agents and their respective heirs, executors and administrators.

ARTICLE VIII

The name and address of the incorporator is:

Patricia A. Wilkerson P.O. Box 26532 Richmond, Virginia 23261

IN WITNESS WHEREOF, the undersigned, being the incorporator of the Company, executes these Articles of Incorporation and certifies to the truth and facts herein states, this 7th day of July, 1993.

/s/ Patricia A. Wilkerson Patricia A. Wilkerson

Bylaws
of
Dominion Reserves - Utah, Inc.

Article I.

Name

The name of the Company is Dominion Reserves - Utah, Inc.

Article II.

Shareholders' Meetings

2.1 Time and Place. All meetings of the Shareholders shall be held at such time and place as fixed by the Board of Directors (or in the case of the Annual Meeting, by these bylaws), and as provided in the notice of the meeting. If the Chairman of the Board of Directors determines that the holding of any meeting at the time and place provided in the notice might be undesirable, he may cause it to be held at some other time or place deemed by him suitable and convenient, upon arranging notice to Shareholders.

2.2 Presiding Officer; Secretary. The Chairman of the Board of Directors shall preside over all meetings of the Shareholders. If he is not present, or there is none in office, the President shall preside. If neither the Chairman of the Board of Directors nor the President is present, a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Corporate Secretary of the Company shall act as secretary of all the meetings, if he be present. If he is not present, the Chairman shall appoint a secretary of the meeting.

Article III.

Annual Meeting

3.1 Time and Place. The Annual Meeting of the Shareholders, for the election of Directors and transaction of such other business as may come before the meeting, shall be held in each year on the first Tuesday in May. If that day is a legal holiday, the Annual Meeting shall be held on the next succeeding day not a legal holiday.

In the event that such Annual Meeting is not held as herein provided for, the Board of Directors shall cause a meeting in lieu thereof to be held as soon thereafter as may be convenient, and any business transacted or elections held at such meeting shall be as valid as if transacted or held at the Annual Meeting. Such subsequent meeting shall be called in the same manner as provided for special meetings of Shareholders.

Article IV.

Special Meetings

A Special Meeting of the Shareholders for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the President, the Corporate Secretary, a majority of the Directors, or holders of not less than one-tenth of all shares entitled to vote at the meeting.

Article V.

Notice of Shareholder Meetings and Waiver of Notice

5.1 Notice. Written notice of each Shareholders' meeting shall be given in accordance with the requirements of Utah Code Annotated Section 16-10a-705, as it exists on the date hereof or as it may hereafter be amended. Such notice shall be given by, or at the direction of, the Board of Directors or Chairman of the Board of Directors, the President or any Vice President or the Corporate Secretary to each Shareholder of record entitled to vote at the meeting.

5.2 Waiver of Notice. Meetings may be held without notice if all the Shareholders entitled to vote at the meeting are present in person or by proxy, or if notice is waived in writing by those not present, either before or after the meeting. Such written waiver of notice shall be signed by the Shareholder and delivered to the Corporate Secretary.

Article VI.

Quorum

6.1 Definition of a Quorum. At any meeting of Shareholders, any number of Shareholders together holding at least a majority of the outstanding shares of stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business.

6.2 Absence of Quorum. If less than a quorum is in attendance at the time for which a meeting is called, the meeting may be adjourned from time to time by a majority of the Shareholders present or represented by proxy without notice other than by announcement at the meeting.

Article VII.

Voting

7.1 Entitlement. At any meeting of Shareholders, each Shareholder entitled to vote on any matter coming before the meeting shall, as to such matter, have one vote, in person or by proxy, for each share of stock outstanding in his name on the books of the Company on the date fixed by the Board of Directors as the record date for the purpose of determining the Shareholders entitled to vote.

7.2 Proxies. Every proxy shall be in writing, dated and signed by the Shareholder entitled to vote or his duly authorized attorney-in-fact, and filed with the Corporate Secretary of the meeting before being voted. Proxies shall entitle the holders thereof to vote at any adjournment of the meeting, but shall not be voted after the final adjournment thereof.

7.3 Required Vote. When a quorum is present at any meeting of Shareholders, a majority vote of those voting on the matter shall decide any question brought before such meeting, unless the question is one upon which by express provisions of law or the Articles of Incorporation or these Bylaws a larger or different vote is required, in which case such express provision shall govern and control the decision of such question.

7.4 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of the election to determine the qualifications of voters, the validity of proxies and the results of ballots.

Article VIII.

Directors

8.1 Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the State of Utah, with the Articles of Incorporation or with these Bylaws.

8.2 Number. The number of Directors of the Company shall be as follows: if the Company has fewer than three Shareholders entitled to a vote for the election of Directors, the number of Directors may consist of the number of individuals equal to or greater than the number of Shareholders; if the Company has three or more Shareholders entitled to vote for the election of Directors, the number of Directors shall be not less than three and not more than five.

8.3 Election. Directors shall be elected at each Annual Meeting of Shareholders to succeed those Directors whose terms have expired and to fill any vacancies then existing. Nominations for the election of Directors shall be made by the Board of Directors, or a committee appointed by the Board of Directors, or by any Shareholder entitled to vote in the election of Directors. Directors shall hold office until removed or until the next Annual Meeting of Shareholders and until their successors are duly elected.

8.4 Vacancies. Any vacancy occurring in the Board of Directors (including vacancies resulting from an increase in the number of Directors) may be filled by the affirmative vote of the majority of the remaining Directors though less than a quorum of the Board, and the term of office of any Director so elected shall expire at the next Annual Meeting of Shareholders at which Directors are elected.

8.5 Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Utah and at such times as the Directors by vote may determine from time to time, and if so determined no notice thereof need be given. Special Meetings of the Board of Directors may be held at any time or place either within or without the State of Utah, whenever called by the Chairman of the Board of Directors, the President, any Vice President, the Corporate Secretary, or a majority of Directors, notice thereof being given to each Director by the Corporate Secretary, the Directors or the officer calling the meeting, or at any time without formal notice provided all the Directors are present or those not present waive notice thereof. Notice of Special Meetings, stating the time and place thereof, shall be given by mailing the same to each Director at his residence or business address at least two days before the meeting, or by delivering the same to him personally or telephoning or telegraphing the same to him at his residence or business address at least one day before the meeting, unless, in case of exigency, the Chairman of the Board of Directors, or the President, or the majority of the Directors, shall prescribe a shorter notice to be given personally or by telephoning or telegraphing each Director at his residence or business address.

8.6 Waiver of Notice. A written waiver of notice signed by the Director entitled to such notice, whether before or after the date of the meeting, shall be equivalent to the giving of such notice. A Director who attends or participates in a meeting shall be deemed to have waived timely and proper notice of the meeting unless the Director, at the beginning of the meeting or promptly upon his arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

8.7 Quorum. A majority of the number of Directors fixed at the time in accordance with the Bylaws shall constitute a quorum for the transaction of business, but a lesser number may adjourn any meeting from time to time, and the meeting may be held without further notice. When a quorum is present at any meeting, a majority of the members present thereat shall decide any question brought before such meeting, except as otherwise provided by law, by the Articles of Incorporation, or by these Bylaws.

8.8 Action Without Meeting. Any action required to be taken at a meeting of the Directors, or any action which may be taken at a meeting of the Board of Directors or of a Committee of the Board of Directors, may be taken without a meeting if a consent in writing (which may be in any number of counterparts), setting forth the action so to be taken, shall be signed by all of the Directors, or all of the members of the Committee, as the case may be, either before or after such action is taken. Such consent shall have the same force and effect as a unanimous vote.

Article IX

Committees

9.1 Establishment of Committees. The Board of Directors may, from their numbers, appoint Committees from time to time. The number composing such Committees and the power conferred upon the same shall be determined by a vote of the Board of Directors, subject to the laws of the State of Utah, the Articles of Incorporation and these Bylaws.

9.2 Meetings. Regular and special meetings of any Committee established pursuant to this Article may be called and held subject to the same requirements with respect to time, place and notice as are specified in these Bylaws for regular and special meetings of the Board of Directors.

9.3 Quorum. A majority of the members of any Committee serving at the time of any meeting thereof shall constitute a quorum for the transaction of business at such meeting. The action of a majority of those members present at a Committee meeting at which a quorum is present shall constitute the act of the Committee.

9.4 Election. Members of any Committee shall be elected as above provided and shall hold office until their successors are elected by the Board of Directors or until such Committee is dissolved by the Board of Directors. Any vacancy occurring in a Committee resulting from any cause whatever may be filled by a vote of the Directors fixed by these Bylaws.

Article X

Officers

10.1 Officers. The officers of the Company shall consist of a President and a Corporate Secretary. Other officers, including a Chairman of the Board of Directors, one or more Vice Presidents, and a Treasurer, may from time to time be elected by the Board of Directors. The Board of Directors may, in its discretion, elect or appoint assistant or other officers or agents as it may deem advisable.

10.2 Election. The officers shall be elected or appointed by the Board of Directors promptly after each election of Directors by the Shareholders, and a meeting of the Board of Directors may be held without notice for the purpose of electing officers following the Annual Meeting of Shareholders.

10.3 Restrictions. The Chairman of the Board of Directors and the President shall be Directors. Any person may hold more than one office.

10.4 Term. Officers shall serve until the first meeting of the Board of Directors following the next Annual Meeting of Shareholders and until their respective successors are duly elected, but any officer may be removed at any time by the vote of the Board of Directors. Vacancies among the officers shall be filled by a vote of the Board of Directors.

10.5 Duties. The officers of the Company shall perform the duties common or incidental to their respective offices, and such other duties as the Board of Directors shall designate from time to time.

Article XI.

Resignation and Removals.

11.1 Resignations. Any Director or officer may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board of Directors, to the President or to the Corporate Secretary, and any member of any Committee may resign by giving written notice either as aforesaid or to the Committee of which he is a member or the chairman thereof. Any officer may resign at any time by delivering notice to the Company. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

11.2 Removal by Shareholders. The Shareholders, at any meeting called to remove any Director from office with or without cause and to elect his successor, may do so by vote of a majority of the shares entitled to vote on the matter. The Board of Directors, by vote of a majority of the entire Board of Directors, may remove from office any officer, agent or member of any committee with or without cause.

Article XII.

Vacancies.

If the office of any officer or agent becomes vacant by reason of death, disability, resignation, removal, disqualification or otherwise, the Directors at the time in office may, by a majority vote at a meeting at which a quorum is present, choose a successor who shall hold office for the unexpired term or until a successor is duly elected and qualified or the position is eliminated.

Article XIII.

Certificates for Shares.

12.1 Entitlement. Every Shareholder shall be entitled to a certificate or certificates for shares of record owned by him in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Corporate Secretary or an Assistant Corporate Secretary.

12.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the Shareholder a written statement of the information required on Certificates by Utah Code Annotated Section 16-10a-625, or other applicable law.

Article XIV.

Record Date.

For the purpose of determining the Shareholders entitled to notice of or to vote at any meeting of Shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, provided that such date shall not in any case be more than 70 days prior to the date on which the particular action, requiring such determination of Shareholders, is to be taken. If no record date shall be fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or for the determination of the Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders in such cases. A determination of Shareholders entitled to notice of or to vote at a Shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Article XV.

Transfer of Shares.

Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

Article XVI.

Voting of Shares Held.

Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Corporate Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers or other instruments as he may deem necessary or proper in the premises; or either the Chairman of the Board of Directors, the President or the Corporate Secretary may himself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the Shareholder of such other corporation.

Article XVII.

Amendments.

Both the Board of Directors and the Shareholders shall have the power to alter, amend or repeal the Bylaws of the Company or to adopt new Bylaws, but Bylaws enacted by the Shareholders, if expressly so provided, may not be altered, amended or repealed by the Board of Directors.

Article XVIII.

Miscellaneous Provisions.

18.1 Seal. The seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

18.2 Fiscal Year. The fiscal year of the Company shall end on such date and shall consist of such accounting periods as may be fixed by the Board of Directors.

18.3 Checks, Notes and Drafts. Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize. When the Board of Directors so authorizes, however, the signature of any such person may be a facsimile.

Article XIX.

Emergency Bylaws.

The Emergency Bylaws provided in this Article XIX shall be operative during any emergency notwithstanding any different provision in the preceding Articles of the Bylaws or in the Articles of Incorporation of the Company or in Utah Revised Business Corporation Act. An emergency exists if a quorum of the Company's Board of Directors cannot readily be assembled because of some catastrophic event. To the extent not inconsistent with these Emergency Bylaws, the Bylaws provided in the preceding Articles shall remain in effect during such emergency and upon the termination of such emergency the Emergency Bylaws shall cease to be operative unless and until another such emergency shall occur.

During any such emergency:

(a) Any meeting of the Board of Directors may be called by any officer of the Company or by any Director. Notice shall be given by the person calling the meeting. The notice shall specify the time and place of the meeting. Notice may be given only to such of the Directors as it may be feasible to reach at the time and by such means as may be feasible at the time, including publication. If given by mail, messenger or telephone, the notice shall be addressed to the Director's address or such other place as the person giving the notice shall deem most suitable. Notice shall be similarly given, to the extent feasible, to the other persons referred to in (b) below. Notice shall be given at least two days before the meeting if feasible in the judgment of the person giving the notice, but otherwise shall be given any time before the meeting as the person giving the notice shall deem necessary.

(b) At any meeting of the Board of Directors, a quorum shall consist of a majority of the number of Directors fixed at the time. If the Directors present at any particular meeting shall be fewer than the number required for such quorum, other persons present, as determined by the following provisions and in the following order of priority, up to the number necessary to make up such quorum, shall be deemed Directors for such particular meeting:

(i) Vice Presidents at the principal office of the Company in the order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in the order of their seniority in age; and

(ii) All other officers of the Company in order of their seniority of first election to such offices, or if two or more shall have been first elected to such offices on the same day, in the order of their seniority in age; and

(iii) Any other persons that are designated on a list that shall have been approved by the Board of Directors before the emergency, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

(c) The Board of Directors, during as well as before any such emergency, may provide, and from time to time modify, lines of succession in the event that any or all officers or agents of the Company for any reason shall be rendered incapable of discharging their duties.

(d) The Board of Directors, before and during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices, or authorize the officers so to do.

No officer, Director or employee shall be liable for any action taken in good faith in accordance with these Emergency Bylaws.

These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the Shareholders, except that no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action or inaction prior to the time of such repeal or change. Any such amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

DOMINION SAN JUAN, INC.
ARTICLES OF INCORPORATION

ARTICLE
NAME

The name of the Corporation is Dominion San Juan, Inc. (hereinafter referred to as the "Company").

ARTICLE II
PURPOSE

The Company is organized to engage in any lawful business not required by the Virginia Stock Corporation Act to be stated in the Articles of Incorporation.

ARTICLE III
AUTHORIZED SHARES

3.1 Number and Designation. The aggregate number and designation of shares that the Company shall have authority to issue 100 shares of Common Stock without par value.

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to (i) any shares of any class of the Company, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

3.3 Voting; Distribution. The holders of the Common Shares shall have unlimited voting rights and are entitled to receive distributions, including dividends, when declared by the Board of Directors and the net assets of the Company upon the liquidation, dissolution or winding up of the affairs of the Company.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the initial registered office of the Company, which is located in the City of Richmond, Virginia, 100 Tredegar Street, 2nd Floor, P. O. Box 26532, Richmond, Virginia 23261. The initial registered agent of the Company is Christine M. Schwab whose business office is identical with the registered office and who is a member of the Virginia State Bar, and a resident of the State of Virginia.

ARTICLE V
LIMIT ON LIABILITY AND INDEMNIFICATION

5.1 Definitions. For purposes of this Article the following definitions shall apply:

(i) "Corporation" means this Corporation only and no predecessor entity or other legal entity;

(ii) "expenses" include counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification;

(iii) "liability" means the obligation to pay a judgment, settlement, penalty, fine, or other such obligation, including, without limitation, any excise tax assessed with respect to an employee benefit plan;

(iv) "legal entity" means a corporation, partnership, joint venture, trust, employee benefit plan or other enterprise;

(v) "predecessor entity" means a legal entity the existence of which ceased upon its acquisition by the Company in a merger or otherwise; and

(vi) "proceeding" means any threatened, pending, or completed action, suit, proceeding or appeal whether civil, criminal, administrative or investigative and whether formal or informal.

5.2 Limit on Liability. In every instance in which the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of liability of directors or officers of a corporation to the corporation or its shareholders, the directors and officers of this Company shall not be liable to the Company or its shareholders.

5.3 Indemnification of Directors and Officers. The Company shall indemnify any individual who is, was or is threatened to be made a party to a proceeding (including a proceeding by or in the right of the Company) because such individual is or was a director or officer of the Company or because such individual is or was serving the Company, or any other legal entity in any capacity at the request of the Company while a director or officer of the Company, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's willful misconduct or knowing violation of the criminal law. Service as a director or officer of a legal entity controlled by the Company shall be deemed service at the request of the Company. The determination that indemnification under this Section 5.3 is permissible and the evaluation as to the reasonableness of expenses in a specific case shall be made, in the case of a director, as provided by law, and in the case of an officer, as provided in Section 5.4 of this Article; provided, however, that if a majority of the directors of the Company has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the person claiming indemnification, be made by special legal counsel agreed upon by the Board of Directors and such person. Unless a determination has been made that indemnification is not permissible, the Company shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director's or officer's ability to make repayment. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make such director or officer ineligible for indemnification. The Company is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Section 5.3.

5.4 Indemnification of Others. The Company may, to a lesser extent or to the same extent that it is required to provide indemnification and make advances and reimbursements for expenses to its directors and officers pursuant to Section 5.3, provide indemnification and make advances and reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities, and any person serving any other legal entity in any capacity at the request of the Company, and may contract in advance to do so. The determination that indemnification under this Section 5.4 is permissible, the authorization of such indemnification and the evaluation as to the reasonableness of expenses in a specific case shall be made as authorized from time to time by general or specific action of the Board of Directors, which action may be taken before or after a claim for indemnification is made, or as otherwise provided by law. No person's rights under Section 5.3 of this Article shall be limited by the provisions of this Section 5.4.

5.5  Miscellaneous. The rights of each person entitled to indemnification under this Article shall inure to the benefit of such person's heirs, executors and administrators. Special legal counsel selected to make determinations under this Article may be counsel for the Company. Indemnification pursuant to this Article shall not be exclusive of any other right of indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Company and indemnification under policies of insurance purchased and maintained by the Company or others. However, no person shall be entitled to indemnification by the Company to the extent such person is indemnified by another, including an insurer. The Company is authorized to purchase and maintain insurance against any liability it may have under this Article or to protect any of the persons named above against any liability arising from their service to the Company or any other legal entity at the request of the Company regardless of the Company's power to indemnify against such liability. The provisions of this Article shall not be deemed to preclude the Company from entering into contracts otherwise permitted by law with any individuals or legal entities, including those named above. If any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article, and to this end the provisions of this Article are severable.

5.6 Amendments. No amendment, modification or repeal of this Article shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

ARTICLE VI
DIRECTORS

The number of directors of the corporation may be fixed by the bylaws.

The number of directors constituting the initial board of directors is one, and the name and address of such person who is to serve as the initial director until the first annual meeting of the shareholders or until a successor is elected and qualified is:

NAME	ADDRESS
Thomas N. Chewning	901 East Byrd Street 15th Floor Richmond, VA 23219
Dated: 1/6/99	By: /s/ Christine M. Schwab Christine M. Schwab, Incorporator

DOMINION SAN JUAN, INC.

BYLAWS

EFFECTIVE JANUARY 7, 1999

ARTICLE 1 MEETING OF SHAREHOLDERS	1
1.1 Place and Time of Meetings	1
1.2 Presiding Officer; Secretary	1
1.3 Annual Meeting	1
1.4 Special Meetings	1
1.5 Records Dates	1
1.6 Notice of Meetings	2
1.7 Waiver of Notice; Attendance at Meeting	2
1.8 Quorum and Voting Requirements	3
1.9 Action Without Meeting	3
1.10 Inspectors of Election	3
ARTICLE II DIRECTORS	4
2.1 General Powers	4
2.2 Number; Term and Election	4
2.3 Removal; Vacancies	4
2.4 Annual and Regular Meetings	4
2.5 Special Meetings	5
2.6 Notice of Meetings	5
2.7 Waiver of Notice; Attendance at Meeting	5
2.8 Quorum; Voting	5
2.9 Telephonic Meetings	6
2.10 Action Without Meeting	6
2.11 Compensation	6
ARTICLE III OFFICERS	6
3.1 Officers	6
3.2 Election; Term	6
3.3 Removal of Officers	6
3.4 Duties of Officers	7
ARTICLE IV SHARE CERTIFICATES	7
4.1 Entitlement	7
4.2 Authorization to Issue	7
4.3 Transfer of Shares	7
ARTICLE V MISCELLANEOUS PROVISIONS	7
5.1 Voting of Shares Held	7
5.2 Corporate Seal	8
5.3 Fiscal Year	8
5.4 Amendments	8

DOMINION SAN JUAN, INC.
A Virginia Corporation

BYLAWS

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the 2nd Tuesday in June of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

 If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

 ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

DOMINION STATE LINE, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion State Line, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is 1,000. All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is E. J. Marks, III, whose mailing address is c/o Dominion, 625 Liberty Avenue, 18th Floor, Pittsburgh, PA 15222.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	120 Tredegar Street Richmond, VA 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is his act and deed on this 21st day of February 2002.

/s/ E. J. Marks, III E. J. Marks, III, Incorporator

DOMINION STATE LINE, INC.

BYLAWS

EFFECTIVE FEBRUARY 21, 2002

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the 2nd Tuesday in June of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another company, if a majority of the shares entitled to vote in the election of directors of such other company is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any company to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(c) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Unless prohibited by law, stock certificates may be in uncertificated form.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
INDEMNIFICATION

5.1 Indemnification in Third Party Actions. The Company shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that no indemnification shall be made in respect of any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

5.2 Indemnification in an Action by or in the Right of the Company. The Company shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of (a) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper, or (b) any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

5.3 Indemnification as of Right. To the extent that a director, officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections I and 2 of this Article V, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

5.4 Determination of Indemnification. Any indemnification under Sections 1 and 2 of this Article V (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because the person has met the applicable standard of conduct set forth in such Sections l and 2. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders.

5.5 Advance for Expenses. Expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Article V, except that no advancement of expenses shall be made in respect of any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

5.6 General Provisions.

(a) All expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding which are advanced by the Company under Section 5 of this Article V shall be repaid (i) in case the person receiving such advance is ultimately found, under the procedure set forth in this Article V, not to be entitled to indemnification, or (ii) where indemnification is granted, to the extent that the expenses so advanced by the Company exceed the indemnification to which such person is entitled.

(b) The Company may indemnify each person, though he or she is not or was not a director, officer or employee of the Company, who served at the request of the Company on a committee created by the Board of Directors to consider and report to it in respect of any matter. Any such indemnification may be made under the preceding provisions of this Article V and shall be subject to the limitations thereof except that (as indicated) any such committee member need not be nor have been a director, officer or employee of the Company.

(c) The provisions of this Article V shall be applicable to appeals. References to "serving at the request of the Company" shall include without limitation any service as a director, officer or employee of the Company which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company."

(d) If any section, subsection, paragraph, sentence, clause, phrase or word in this Article V shall be adjudicated invalid or unenforceable, such adjudication shall not be deemed to invalidate or otherwise affect any other section, subsection, paragraph, sentence, clause, phrase or word of this Article.

(e) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VI
MISCELLANEOUS

6.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

6.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

6.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Any notice may take the form of an electronic transmission. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

6.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other company, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

6.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

6.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION TROY, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Troy, Inc. (hereinafter referred to as the "Corporation".

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock which the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Amy D. Kramer, whose mailing address is c/o McGuire, Woods, Battle & Boothe, LLP, 901 East Cary Street, Richmond, Virginia 23219.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas N. Chewning	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed on this 2nd day of August, 1999.

/s/ Amy D. Kramer Amy D. Kramer, Incorporator

DOMINION TROY, INC.

BYLAWS

EFFECTIVE AUGUST 3, 1999

ARTICLE 1 STOCKHOLDERS	1
1.1 Annual Meetings	1
1.2 Special Meetings	1
1.3 Notice of Meetings	1
1.4 Adjournments	1
1.5 Quorum	1
1.6 Organization	2
1.7 Voting; Proxies	2
1.8 Fixing Date for Determination of Stockholders of Record	3
1.9 List of Stockholders Entitled to Vote	4
1.10 Consent of Stockholders in Lieu of Holding	4
ARTICLE II BOARD OF DIRECTORS	5
2.1 Functions and Compensation	5
2.2 Number; Qualifications	5
2.3 Election; Resignation; Removal; Vacancies	5
2.4 Regular Meetings	5
2.5 Special Meetings	5
2.6 Telephonic Meetings Permitted	5
2.7 Quorum; Vote Required for Action	5
2.8 Organization	6
2.9 Action by Directors Without a Meeting	6
ARTICLE III OFFICERS	6
3.1 Executive Officers; Election; Qualifications	6
3.2 Term of Office; Resignation; Removal; Vacancies	6
3.3 Powers and Duties of Executive Officers	6
3.4 Compensation	6
ARTICLE IV STOCK	7
4.1 Certificates	7
4.2 Transfer of Stock	7
4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates	7
ARTICLE V MISCELLANEOUS	7
5.1 Fiscal Year	7
5.2 Seal	7
5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees	7
5.4 Interested Directors; Quorum	8
5.5 Form of Records	8
5.6 Amendment of Bylaws	8

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined by resolution of the Board of Directors.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

MEMORANDUM

AND

ARTICLES OF ASSOCIATION

OF

DOMINION CANADA FINANCE COMPANY

STEWART McKELVEY STIRLING SCALES

BARRISTERS & SOLICITORS

Halifax, Nova Scotia

MEMORANDUM OF ASSOCIATION

OF

DOMINION CANADA FINANCE COMPANY

1. The name of the Company is Dominion Canada Finance Company.

2. There are no restrictions on the objects and powers of the Company and the Company shall expressly have the following powers:

(1) to sell or dispose of its undertaking, or a substantial part thereof;

(2) to distribute any of its property in specie among its members; and

(3) to amalgamate with any company or other body of persons.

3. The liability of the members is unlimited.

I, the undersigned, whose name, address and occupation are subscribed, am desirous of being formed into a company in pursuance of this Memorandum of Association, and I agree to take the number and kind of shares in the capital stock of the Company written below my name.

/s/ Charles S. Reagh____________
Name of Subscriber: Charles S. Reagh 800-1959 Upper Water Street, Halifax, NS B3J 2X2 Occupation: Solicitor Number of shares subscribed: One Common share

TOTAL SHARES TAKEN: one common share Dated this 20th day of August, 2001.

Witness to above signature:

/s/ Kimberly A. Bungay_____________
Name of Witness: Kimberly A. Bungay 800-1959 Upper Water Street, Halifax, NS B3J 2X2 Occupation: Solicitor

ARTICLES OF ASSOCIATION
OF
DOMINION CANADA FINANCE COMPANY

INTERPRETATION

1. In these Articles, unless there be something in the subject or context inconsistent therewith:

(1) "Act" means the Companies Act (Nova Scotia);

(2) "Articles" means these Articles of Association of the Company and all amendments hereto;

(3) "Company" means the company named above;

(4) "director" means a director of the Company;

(5) "Memorandum" means the Memorandum of Association of the Company and all amendments thereto;

(6) "month" means calendar month;

(7) "Office" means the registered office of the Company;

(8) "person" includes a body corporate;

(9) "proxyholder" includes an alternate proxyholder;

(10) "Register" means the register of members kept pursuant to the Act, and where the context permits includes a branch register of members;

(11) "Registrar" means the Registrar as defined in the Act;

(12) "Secretary" includes any person appointed to perform the duties of the Secretary temporarily;

(13) "shareholder" means member as that term is used in the Act in connection with an unlimited company having share capital and as that term is used in the Memorandum;

(14) "special resolution" has the meaning assigned by the Act;

(15) "in writing" and "written" includes printing, lithography and other modes of representing or reproducing words in visible form;

(16) words importing number or gender include all numbers and genders unless the context otherwise requires.

2. The regulations in Table A in the First Schedule to the Act shall not apply to the Company.

3. The directors may enter into and carry into effect or adopt and carry into effect any agreement made by the promoters of the Company on behalf of the Company and may agree to any modification in the terms of any such agreement, either before or after its execution.

4. The directors may, out of the funds of the Company, pay all expenses incurred for the incorporation and organization of the Company.

5. The Company may commence business on the day following incorporation or so soon thereafter as the directors think fit, notwithstanding that part only of the shares has been allotted.

SHARES

6. The capital of the company shall consist of 1.000.000 common shares common shares without nominal or par value, with the power to divide the shares in the capital for the time being into classes or series and to attach thereto respectively any preferred. deferred or qualified rights. privileges or conditions. including restrictions on voting rights and including redemption. purchase and other acquisition of such shares. Subject, however, to the provisions of the Act.

7. The directors shall control the shares and, subject to the provisions of these Articles, may allot or otherwise dispose of them to such person at such times, on such terms and conditions and, if the shares have a par value, either at a premium or at par, as they think fit.

8. The Company is a private company, and:

(1) no transfer of any share or prescribed security of the Company shall be effective unless or until approved by the directors;

(2) the number of holders of issued and outstanding prescribed securities or shares of the Company, exclusive of persons who are in the employment of the Company or in the employment of an affiliate of the Company and exclusive of persons who, having been formerly in the employment of the Company or the employment of an affiliate of the Company, were, while in that employment, and have continued after termination of that employment, to own at least one prescribed security or share of the Company, shall not exceed 50 in number, two or more persons or companies who are the joint registered owners of one or more prescribed securities or shares being counted as one holder; and

(3) the Company shall not invite the public to subscribe for any of its securities.

In this Article, "private company" and "securities" have the meanings ascribed to those terms in the Securities Act (Nova Scotia), and "prescribed security" means any of the securities prescribed by the Nova Scotia Securities Commission from time to time for the purpose of the definition of "private company" in the Securities Act (Nova Scotia).

CERTIFICATES

9. Certificates of title to shares shall comply with the Act and may otherwise be in such forn as the directors may from time to time determine. Unless the directors otherwise determine, every certificate of title to shares shall be signed manually by at least one of the Chairman, President, Secretary, Treasurer, a vice-president, an assistant secretary, any other officer of the Company or any director of the Company or by or on behalf of a share registrar transfer agent or branch transfer agent appointed by the Company or by any other person whom the directors may designate. When signatures of more than one person appear on a certificate all but one may be printed or otherwise mechanically reproduced. All such certificates when signed as provided in this Article shall be valid and binding upon the Company. If a certificate contains a printed or mechanically reproduced signature of a person, the Company may issue the certificate, notwithstanding that the person has ceased to be a director or an officer of the Company and the certificate is as valid as if such person were a director or an officer at the date of its issue.

TRANSFER OF SHARES

10. The instrument of transfer of any share in the Company shall be signed by the transferor. The transferor shall be deemed to remain the holder of such share until the name of the transferee is entered in the Register in respect thereof and shall be entitled to receive any dividend declared thereon before the registration of the transfer.

11. The instrument of transfer of any share shall be in writing in the following from or to the following effect:

For value received, ___hereby sell, assign, and transfer unto, _____,_____shares in the capital of the Company represented by the within certificate, and do hereby irrevocably constitute and appoint _____attorney to transfer such shares on the books of the Company with full power of substitution in the premises.

Dated the _____day of _____,_______

Witness:

12. Every instrument of transfer shall be left for registration at the Office of the Company, or at any office of its transfer agent where a Register is maintained, together with the certificate of the shares to be transferred and such other evidence as the Company may require to prove title to or the right to transfer the shares.

13. Every instrument of transfer shall, after its registration, remain in the custody of the Company. Any instrument of transfer that the directors decline to register shall, except in case of fraud, be returned to the person who deposited it.

BORROWING POWERS

14.       The directors on behalf of the Company may:

(1) raise or borrow money for the purposes of the Company or any of them;

(2) secure, subject to the sanction of a special resolution where required by the Act, the repayment of funds so raised or borrowed in such manner and upon such terms and conditions in all respects as they think fit, and in particular by the execution and delivery of mortgages of the Company's real or personal property, or by the issue of bonds, debentures or other securities of the Company secured by mortgage or other charge upon all or any part of the property of the Company, both present and future including its uncalled capital for the time being;

(3) sign or endorse bills, notes, acceptances, cheques, contracts, and other evidence of or securities for funds borrowed or to be borrowed for the purposes aforesaid;

(4) pledge debentures as security for loans;

(5) guarantee obligations of any person.

GENERAL MEETINGS

15. Ordinary general meetings of the Company shall be held at least once in every calendar year at such time and place as may be determined by the directors and not later than 15 months after the preceding ordinary general meeting. All other meetings of the Company shall be called special general meetings. Ordinary or special general meetings may be held either within or without the Province of Nova Scotia.

16. The President, a vice-president or the directors may at any time convene a special general meeting, and the directors, upon the requisition of shareholders in accordance with the Act shall forthwith proceed to convene such meeting or meetings to be held at such time and place or times and places as the directors determine.

17. At least seven clear days' notice, or such longer period of notice as may be required by the Act, of every general meeting, specifying the place, day and hour of the meeting and, when special business is to be considered, the general nature of such business, shall be given to the shareholders entitled to be present at such meeting by notice given as permitted by these Articles. With the consent in writing of all the shareholders entitled to vote at such meeting, a meeting may be convened by a shorter notice and in any manner they think fit, or notice of the time, place and purpose of the meeting may be waived by all of the shareholders.

18. When it is proposed to pass a special resolution, the two meetings may be convened by the same notice, and it shall be no objection to such notice that it only convenes the second meeting contingently upon the resolution being passed by the requisite majority at the first meeting.

19. The accidental omission to give notice to a shareholder, or non-receipt of notice by a shareholder, shall not invalidate any resolution passed at any general meeting.

PROCEEDINGS AT GENERAL MEETINGS

20. The business of an ordinary general meeting shall be to receive and consider the financial statements of the Company and the report of the directors and the report, if any, of the auditors, to elect directors in the place of those retiring and to transact any other business which under these Articles ought to be transacted at an ordinary general meeting.

21. No business shall be transacted at any general meeting unless the requisite quorum is present at the commencement of the business. A corporate shareholder of the Company that has a duly authorized agent or representative present at any such meeting shall for the purpose of this Article be deemed to be personally present at such meeting.

22. One person, being a shareholder, proxyholder or representative of a corporate shareholder, present and entitled to vote shall constitute a quorum for a general meeting, and may hold a meeting.

23. The Chairman shall be entitled to take the chair at every general meeting or, if there be no Chairman, or if the Chairman is not present within fifteen 15 minutes after the time appointed for holding the meeting, the President or, failing the President, a vice-president shall be entitled to take the chair. If the Chairman, the President or a vice-president is not present within 15 minutes after the time appointed for holding the meeting or if all such persons present decline to take the chair, the shareholders present entitled to vote at the meeting shall choose another director as chairman and if no director is present or if all the directors present decline to take the chair, then such shareholders shall choose one of their number to be chairman.

24. If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if it was convened pursuant to a requisition of shareholders, shall be dissolved; if it was convened in any other way, it shall stand adjourned to the same day, in the next week, at the same time and place. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the shareholders present shall be a quorum and may hold the meeting.

25. Subject to the Act, at any general meeting a resolution put to the meeting shall be decided by a show of hands unless, either before or on the declaration of the result of the show of hands, a poll is demanded by the chairman, a shareholder or a proxyholder; and unless a poll is so demanded, a declaration by the chairman that the resolution has been carried, carried by a particular majority, lost or not carried by a particular majority and an entry to that effect in the Company's book of proceedings shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour or against such resolution.

26. When a poll is demanded, it shall be taken in such manner and at such time and place as the chairman directs, and either at once or after an interval or adjournment or otherwise. The result of the poll shall be the resolution of the meeting at which the poll was demanded. The demand of a poll may be withdrawn. When any dispute occurs over the admission or rejection of a vote, it shall be resolved by the chairman and such determination made in good faith shall be final and conclusive.

27. The chairman shall not have a casting vote in addition to any vote or votes that the chairman has as a shareholder.

28. The chairman of a general meeting may with the consent of the meeting adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting that was adjourned.

29. Any poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith without adjournment.

30. The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

VOTES OF SHAREHOLDERS

31. Subject to the Act and to any provisions attached to any class or series of shares concerning or restricting voting rights:

(1) on a show of hands every shareholder entitled to vote present in person, every duly authorized representative of a corporate shareholder, and, if not prevented from voting by the Act, every proxyholder, shall have one vote; and

(2) on a poll every shareholder present in person, every duly authorized representative of a corporate shareholder, and every proxyholder, shall have one vote for every share held; whether or not such representative or proxyholder is a shareholder.

32. Votes may be cast either personally or by proxy or, in the case of a corporate shareholder by a representative duly authorized under the Act.

33. A proxy shall be in writing and executed in the manner provided in the Act. A proxy or other authority of a corporate shareholder does not require its seal.

34. A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy of that power or authority shall be deposited at the Office of the Company or at such other place as the directors may direct. The directors may, by resolution, fix a time not exceeding 48 hours excluding Saturdays and holidays preceding any meeting or adjourned meeting before which time proxies to be used at that meeting must be deposited with the Company at its Office or with an agent of the Company. Notice of the requirement for depositing proxies shall be given in the notice calling the meeting. The chairman of the meeting shall determine all questions as to validity of proxies and other instruments of authority.

35. A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death of the principal, the revocation of the proxy, or the transfer of the share in respect of which the vote is given, provided no intimation in writing of the death, revocation or transfer is received at the Office of the Company before the meeting or by the chairman of the meeting before the vote is given.

36. Every form of proxy shall comply with the Act and its regulations and subject thereto may be in the following form:

I, _______of ________being a shareholder of ________hereby appoint _____
________of ___________(or failing him/her ________of________) as, my proxyholder to attend and to vote for me and on my behalf at the ordinary/special general meeting of the Company, to be held on the ___day of ___ and at any adjournment thereof, or at any meeting of the Company which may be held prior to [insert specified date or event].

Dated this_____day of____ _____.

Shareholder

37. A resolution, including a special resolution, in writing and signed by every shareholder who would be entitled to vote on the resolution at a meeting is as valid as if it were passed by such shareholders at a meeting and satisfies all of the requirements of the Act respecting meetings of shareholders.

DIRECTORS

38. Unless otherwise determined by resolution of shareholders, the number of directors shall not be less than one or more than ten. Notwithstanding anything herein contained the subscriber to the Memorandum shall be the first director of the Company.

39. The continuing directors may act notwithstanding any vacancy in their body, but if their number falls below the minimum permitted, the directors shall not, except in emergencies or for the purpose of filling vacancies, act so long as their number is below the minimum.

40. A director may, in conjunction with the office of director, and on such terms as to remuneration and otherwise as the directors arrange or determine, hold any other office or place of profit under the Company or under any company in which the Company is a shareholder or is otherwise interested.

41. The office of a director shall ipso facto be vacated, if the director:

(1) becomes bankrupt or makes an assignment for the benefit of creditors;

(2) is, or is found by a court of competent jurisdiction to be, of unsound mind;

(3) by notice in writing to the Company, resigns the office of director; or

(4) is removed in the manner provided by these Articles.

42. No director shall be disqualified by holding the office of director from contracting with the Company, either as vendor, purchaser, or otherwise, nor shall any such contract, or any contract or arrangement entered into or proposed to be entered into by or on behalf of the Company in which any director is in any way interested, either directly or indirectly, be avoided, nor shall any director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason only of such director holding that office or of the fiduciary relations thereby established, provided the director makes a declaration or gives a general notice in accordance with the Act. This prohibition may at any time or times be suspended or relaxed to any extent by a resolution of the shareholders and shall not apply to any contract by or on behalf of the Company to give to the directors or any of them any security for advances or by way of indemnity.

ELECTION OF DIRECTORS

43. At the dissolution of every ordinary general meeting at which their successors are elected, all the directors shall retire from office and be succeeded by the directors elected at such meeting. Retiring directors shall be eligible for re-election.

44. If at any ordinary general meeting at which an election of directors ought to take place no such election takes place, or if no ordinary general meeting is held in any year or period of years, the retiring directors shall continue in office until their successors are elected.

45. The Company may by resolution of its shareholders elect any number of directors permitted by these Articles and may determine or alter their qualification.

46. The Company may, by special resolution or in any other manner permitted by statute, remove any director before the expiration of such director's period of office and may, if desired, appoint a replacement to hold office during such time only as the director so removed would have held office.

47. The directors may appoint any other person as a director so long as the total number of directors does not at any time exceed the maximum number permitted. No such appointment, except to fill a casual vacancy, shall be effective unless two-thirds of the directors concur in it. Any casual vacancy occurring among the directors may be filled by the directors, but any person so chosen shall retain office only so long as the vacating director would have retained it if the vacating director had continued as director.

CHAIRMAN OF THE BOARD

48. The directors may elect one of their number to be Chairman and may determine the period during which the Chairman is to hold office. The Chairman shall perform such duties and receive such special remuneration as the directors may provide.

PRESIDENT AND VICE-PRESIDENTS

49. The directors shall elect the President of the Company, who need not be a director, and may determine the period for which the President is to hold office. The President shall have general supervision of the business of the Company and shall perform such duties as may be assigned from time to time by the directors.

50. The directors may also elect vice-presidents, who need not be directors, and may determine the periods for which they are to hold office. A vice-president shall, at the request of the President or the directors and subject to the directions of the directors, perform the duties of the President during the absence, illness or incapacity of the President, and shall also perform such duties as may be assigned by the President or the directors.

SECRETARY AND TREASURER

51. The directors shall appoint a Secretary of the Company to keep minutes of shareholders' and directors' meetings and perform such other duties as may be assigned by the directors. The directors may also appoint a temporary substitute for the Secretary who shall, for the purposes of these Articles, be deemed to be the Secretary.

52. The directors may appoint a treasurer of the Company to carry out such duties as the directors may assign.

OFFICERS

53. The directors may elect or appoint such other officers of the Company, having such powers and duties, as they think fit.

54. If the directors so decide the same person may hold more than one of the offices provided for in these Articles.

PROCEEDINGS OF DIRECTORS

55. The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings and proceedings, as they think fit, and may determine the quorum necessary for the transaction of business. Until otherwise determined, one director shall constitute a quorum and may hold a meeting.

56. If all directors of the Company entitled to attend a meeting either generally or specifically consent, a director may participate in a meeting of directors or of a committee of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at that meeting for purposes of these Articles.

57. Meetings of directors may be held either within or without the Province of Nova Scotia and the directors may from time to time make arrangements relating to the time and place of holding directors' meetings, the notices to be given for such meetings and what meetings may be held without notice. Unless otherwise provided by such arrangements:

(1) A meeting of directors may be held at the close of every ordinary general meeting of the Company without notice.

(2). Notice of every other directors' meeting may be given as permitted by these Articles to each director at least 48 hours before the time fixed for the meeting.

(3) A meeting of directors may be held without formal notice if all the directors are present or if those absent have signified their assent to such meeting or their consent to the business transacted at such meeting.

58. The President or any director may at any time, and the Secretary, upon the request of the President or any director, shall summon a meeting of the directors to be held at the Office of the Company. The President, the Chairman or a majority of the directors may at any time, and the Secretary, upon the request of the President, the Chairman or a majority of the directors shall, summon a meeting to be held elsewhere.

59.

(1) Questions arising at any meeting of directors shall be decided by a majority of votes. The chairman of the meeting may vote as a director but shall not have a second or casting vote.

(2) At any meeting of directors the chairman shall receive and count the vote of any director not present in person at such meeting on any question or matter arising at such meeting whenever such absent director has indicated by telegram, letter or other writing lodged with the chairman of such meeting the manner in which the absent director desires to vote on such question or matter and such question or matter has been specifically mentioned in the notice calling the meeting as a question or matter to be discussed or decided thereat. In respect of any such question or matter so mentioned in such notice any director may give to any other director a proxy authorizing such other director to vote for such first named director at such meeting, and the chairman of such meeting, after such proxy has been so lodged, shall receive and count any vote given in pursuance thereof notwithstanding the absence of the director giving such proxy.

60. If no Chairman is elected, or if at any meeting of directors the Chairman is not present within five minutes after the time appointed for holding the meeting, or declines to take the chair, the President, if a director, shall preside. If the President is not a director, is not present at such time or declines to take the chair, a vice-president who is also a director shall preside. Ifno person described above is present at such time and willing to take the chair, the directors present shall choose some one of their number to be chairman of the meeting.

61. A meeting of the directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions for the time being vested in or exercisable by the directors generally.

62. The directors may delegate any of their powers to committees consisting of such number of directors as they think fit. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on them by the directors.

63. The meetings and proceedings of any committee of directors shall be governed by the provisions contained in these Articles for regulating the meetings and proceedings of the directors insofar as they are applicable and are not superseded by any regulations made by the directors.

64. All acts done at any meeting of the directors or of a committee of directors or by any person acting as a director shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of the director or person so acting, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a director.

65. A resolution in writing and signed by every director who would be entitled to vote on the resolution at a meeting is as valid as if it were passed by such directors at a meeting.

REGISTERS

66. The directors shall cause to be kept at the Company's Office in accordance with the provisions of the Act a Register of the shareholders of the Company, a register of the holders of bonds, debentures and other securities of the Company and a register of its directors. Branch registers of the shareholders and of the holders of bonds, debentures and other securities may be kept elsewhere, either within or without the Province of Nova Scotia, in accordance with the Act.

MINUTES

67. The directors shall cause minutes to be entered in books designated for the purpose:

(1) of all appointments of officers;

(2) of the names of directors present at each meeting of directors and of any committees of directors;

(3) of all orders made by the directors and committees of directors; and

(4) of all resolutions and proceedings of meetings of shareholders and of directors.

Any such minutes of any meeting of directors or of any committee of directors or of shareholders, if purporting to be signed by the chairman of such meeting or by the chairman of the next succeeding meeting, shall be receivable as prima facie evidence of the matters stated in such minutes.

POWERS OF DIRECTORS

68. The management of the business of the Company is vested in the directors who, in addition to the powers and authorities by these Articles or otherwise expressly conferred upon them, may exercise all such powers and do all such acts and things as may be exercised or done by the Company and are not hereby or by statute expressly directed or required to be exercised or done by the shareholders, but subject nevertheless to the provisions of any statute, the Memorandum or these Articles. No modification of the Memorandum or these Articles shall invalidate any prior act of the directors that would have been valid if such modification had not been made.

69. Without restricting the generality of the terms of any of these Articles and without prejudice to the powers conferred thereby, the directors may:

(1) take such steps as they think fit to carry out any agreement or contract made by or on behalf of the Company;

(2) pay costs, charges and expenses preliminary and incidental to the promotion. formation, establishment, and registration of the Company;

(3) purchase or otherwise acquire for the Company any property, rights or privileges that the Company is authorized to acquire, at such price and generally on such terms and conditions as they think fit;

(4) pay for any property, rights or privileges acquired by, or services rendered to the Company either wholly or partially in cash or in shares (fully paid-up or otherwise), bonds, debentures or other securities of the Company;

(5) subject to the Act, secure the fulfilment of any contracts or engagements entered into by the Company by mortgaging or charging all or any of the property of the Company and its unpaid capital for the time being, or in such other manner as they think fit;

(6) appoint, remove or suspend at their discretion such experts, managers, secretaries, treasurers, officers, clerks, agents and servants for permanent, temporary or special services, as they from time to time think fit, and determine their powers and duties and fix their salaries or emoluments and require security in such instances and to such amounts as they think fit;

(7) accept a surrender of shares from any shareholder insofar as the law permits and on such terms and conditions as may be agreed;

(8) appoint any person or persons to accept and hold in trust for the Company any property belonging to the Company, or in which it is interested, execute and do all such deeds and things as may be required in relation to such trust, and provide for the remuneration of such trustee or trustees;

(9) institute, conduct, defend, compound or abandon any legal proceedings by and against the Company, its directors or its officers or otherwise concerning the affairs of the Company, and also compound and allow time for payment or satisfaction of any debts due and of any claims or demands by or against the Company;

(10) refer any claims or demands by or against the Company to arbitration and observe and perform the awards;

(11) make and give receipts, releases and other discharges for amounts payable to the Company and for claims and demands of the Company;

(12) determine who may exercise the borrowing powers of the Company and sign on the Company's behalf bonds, debentures or other securities, bills, notes, receipts, acceptances, assignments, transfers, hypothecations, pledges, endorsements, cheques, drafts, releases, contracts, agreements and all other instruments and documents;

(13) provide for the management of the affairs of the Company abroad in such manner as they think fit, and in particular appoint any person to be the attorney or agent of the Company with such powers (including power to sub-delegate) and upon such terms as may be thought fit;

(14) invest and deal with any funds of the Company in such securities and in such manner as they think fit; and vary or realize such investments;

(15) subject to the Act, execute in the name and on behalf of the Company in favour of any director or other person who may incur or be about to incur any personal liability for the benefit of the Company such mortgages of the Company's property, present and future, as they think fit;

(16) give any officer or employee of the Company a commission on the profits of any particular business or transaction or a share in the general profits of the Company;

(17) set aside out of the profits of the Company before declaring any dividend such amounts as they think proper as a reserve fund to meet contingencies or provide for dividends, depreciation, repairing, improving and maintaining any of the property of the Company and such other purposes as the directors may in their absolute discretion think in the interests of the Company; and invest such amounts in such investments as they think fit, and deal with and vary such investments, and dispose of all or any part of them for the benefit of the Company, and divide the reserve fund into such special funds as they think fit, with full power to employ the assets constituting the reserve fund in the business of the Company without being bound to keep them separate from the other assets;

(18) make, vary and repeal rules respecting the business of the Company, its officers and employees, the shareholders of the Company or any section or class of them;

(19) enter into all such negotiations and contracts, rescind and vary all such contracts, and execute and do all such acts, deeds and things in the name and on behalf of the Company as they consider expedient for or in relation to any of the matters aforesaid or otherwise for the purposes of the Company;

(20) provide for the management of the affairs of the Company in such manner as they think fit

SOLICITORS

70. The Company may employ or retain solicitors any of whom may, at the request or on the instruction of the directors, the Chairman, the President or a managing director, attend meetings of the directors or shareholders, whether or not the solicitor is a shareholder or a director of the Company. A solicitor who is also a director may nevertheless charge for services rendered to the Company as a solicitor.

THE SEAL

71. The directors shall arrange for the safe custody of the common seal of the Company (the "Seal"). The Seal may be affixed to any instrument in the presence of and contemporaneously with the attesting signature of (i) any director or officer acting within such person's authority or (ii) any person under the authority of a resolution of the directors or a committee thereof. For the purpose of certifying documents or proceedings the Seal may be affixed by any director or the President, a vice-president, the Secretary, an assistant secretary or any other officer of the Company without the authorization of a resolution of the directors.

72. The Company may have facsimiles of the Seal which may be used interchangeably with the Seal.

DIVIDENDS

73. The directors may from time to time declare such dividend as they deem proper upon shares of the Company according to the rights and restrictions attached to any class or series of shares, and may determine the date upon which such dividend will be payable and that it will be payable to the persons registered as the holders of the shares on which it is declared at the close of business upon a record date. No transfer of such shares registered after the record date shall pass any right to the dividend so declared.

74. Dividends may be paid as permitted by law and, without limitation, may be paid out of the profits, retained earnings or contributed surplus of the Company. No interest shall be payable on any dividend except insofar as the rights attached to any class or series of shares provide otherwise.

75. The declaration of the directors as to the amount of the profits, retained earnings or contributed surplus of the Company shall be conclusive.

76. The directors may from time to time pay to the shareholders such interim dividends as in their judgment the position of the Company justifies.

77. Subject to these Articles and the rights and restrictions attached to any class or series of shares, dividends may be declared and paid to the shareholders in proportion to the amount of capital paid-up on the shares (not including any capital paid-up bearing interest) held by them respectively.

78. The directors may declare that a dividend be paid by the distribution of cash, paid-up shares (at par or at a premium), debentures, bonds or other securities of the Company or of any other company or any other specific assets held or to be acquired by the Company or in anyone or more of such ways.

79. The directors may settle any difficulty that may arise in regard to the distribution of a dividend as they think expedient, and in particular without restricting the generality of the foregoing may issue fractional certificates, may fix the value for distribution of any specific assets, may determine that cash payments will be made to any shareholders upon the footing of the value so fixed or that fractions may be disregarded in order to adjust the rights of all parties, and may vest cash or specific assets in trustees upon such trusts for the persons entitled to the dividend as may seem expedient to the directors.

80. Unless otherwise determined by the directors, any dividend may be paid by a cheque or warrant delivered to or sent through the post to the registered address of the shareholder entitled, or, when there are joint holders, to the registered address of that one whose name stands first on the register for the shares jointly held. Every cheque or warrant so delivered or sent shall be made payable to the order of the person to whom it is delivered or sent. The mailing or other transmission to a shareholder at the shareholder's registered address (or, in the case of joint shareholders at the address of the holder whose name stands first on the register) of a cheque payable to the order of the person to whom it is addressed for the amount of any dividend payable in cash after the deduction of any tax which the Company has properly withheld, shall discharge the Company's liability for the dividend unless the cheque is not paid on due presentation. If any cheque for a dividend payable in cash is not received, the Company shall issue to the shareholder a replacement cheque for the same amount on such terms as to indemnity and evidence of non-receipt as the directors may impose. No shareholder may recover by action or other legal process against the Company any dividend represented by a cheque that has not been duly presented to a banker of the Company for payment or that otherwise remains unclaimed for 6 years from the date on which it was payable.

ACCOUNTS

81. The directors shall cause proper books of account to be kept of the amounts received and expended by the Company, the matters in respect of which such receipts and expenditures take place, all sales and purchases of goods by the Company, and the assets, credits and liabilities of the Company.

82. The books of account shall be kept at the head office of the Company or at such other place or places as the directors may direct.

83. The directors shall from time to time determine whether and to what extent and at what times and places and under what conditions the accounts and books of the Company or any of them shall be open to inspection of the shareholders, and no shareholder shall have any right to inspect any account or book or document of the Company except as conferred by statute or authorized by the directors or a resolution of the shareholders.

84. At the ordinary general meeting in every year the directors shall lay before the Company such financial statements and reports in connection therewith as may be required by the Act or other applicable statute or regulation thereunder and shall distribute copies thereof at such times and to such persons as may be required by statute or regulation.

AUDITORS AND AUDIT

85. Except in respect of a financial year for which the Company is exempt from audit requirements in the Act, the Company shall at each ordinary general meeting appoint an auditor or auditors to hold office until the next ordinary general meeting. If at any general meeting at which the appointment of an auditor or auditors is to take place and no such appointment takes place, or if no ordinary general meeting is held in any year or period of years, the directors shall appoint an auditor or auditors to hold office until the next ordinary general meeting.

86. The first auditors of the Company may be appointed by the directors at any time before the first ordinary general meeting and the auditors so appointed shall hold office until such meeting unless previously removed by a resolution of the shareholders, in which event the shareholders may appoint auditors.

87. The directors may fill any casual vacancy in the office of the auditor but while any such vacancy continues the surviving or continuing auditor or auditors, if any, may act.

88. The Company may appoint as auditor any person, including a shareholder, not disqualified by statute.

89. An auditor may be removed or replaced in the circumstances and in the manner specified in the Act.

90. The remuneration of the auditors shall be fixed by the shareholders, or by the directors pursuant to authorization given by the shareholders, except that the remuneration of an auditor appointed to fill a casual vacancy may be fixed by the directors.

91. The auditors shall conduct such audit as may be required by the Act and their report, if any, shall be dealt with by the Company as required by the Act.

NOTICES

92. A notice (including any communication or document) shall be sufficiently given, delivered or served by the Company upon a shareholder, director, officer or auditor by personal delivery at such person's registered address (or, in the case of a director, officer or auditor, last known address) or by prepaid mail, telegraph, telex, facsimile machine or other electronic means of communication addressed to such person at such address. Shareholders having no registered address shall not be entitled to receive notice.

93. All notices with respect to registered shares to which persons are jointly entitled may be sufficiently given to all joint holders thereof by notice given to whichever of such persons is named first in the Register for such shares.

94. Any notice sent by mail shall be deemed to be given, delivered or served on the earlier of actual receipt and the third business day following that upon which it is mailed, and in proving such service it shall be sufficient to prove that the notice was properly addressed and mailed with the postage prepaid thereon. Any notice given by electronic means of communication shall be deemed to be given when entered into the appropriate transmitting device for transmission. A certificate in writing signed on behalf of the Company that the notice was so addressed and mailed or transmitted shall be conclusive evidence thereof.

95. Every person who by operation of law, transfer or other means whatsoever becomes entitled to any share shall be bound by every notice in respect of such share that prior to such person's name and address being entered on the Register was duly served in the manner hereinbefore provided upon the person from whom such person derived title to such share.

96. Any notice delivered, sent or transmitted to the registered address of any shareholder pursuant to these Articles, shall, notwithstanding that such shareholder is then deceased and that the Company has notice thereof, be deemed to have been served in respect of any registered shares, whether held by such deceased shareholder solely or jointly with other persons, until some other person is registered as the holder or joint holder thereof, and such service shall for all purposes of these Articles be deemed a sufficient service of such notice on the heirs, executors or administrators of the deceased shareholder and all joint holders of such shares.

97. Any notice may bear the name or signature, manual or reproduced, of the person giving the notice written or printed.

98. When a given number of days' notice or notice extending over any other period is required to be given, the day of service and the day upon which such notice expires shall not, unless it is otherwise provided, be counted in such number of days or other period.

INDEMNITY

99. Every director or officer, former director or officer, or person who acts or acted at the Company's request, as a director or officer of the Company, a body corporate, partnership or other association of which the Company is or was a shareholder, partner, member or creditor, and the heirs and legal representatives of such person, in the absence of any dishonesty on the part of such person, shall be indemnified by the Company against, and it shall be the duty of the directors out of the funds of the Company to pay, all costs, losses and expenses, including an amount paid to settle an action or claim or satisfy a judgment, that such director, officer or person may incur or become liable to pay in respect of any claim made against such person or civil, criminal or administrative action or proceeding to which such person is made a party by reason of being or having been a director or officer of the Company or such body corporate, partnership or other association, whether the Company is a claimant or party to such action or proceeding or otherwise; and the amount for which such indemnity is proved shall immediately attach as a lien on the property of the Company and have priority as against the shareholders over all other claims.

100. No director or officer, former director or officer, or person who acts or acted at the Company's request, as a director or officer of the Company, a body corporate, partnership or other association of which the Company is or was a shareholder, partner, member or creditor, in the absence of any dishonesty on such person's part, shall be liable for the acts, receipts, neglects or defaults of any other director, officer or such person, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired for or on behalf of the Company, or through the insufficiency or deficiency of any security in or upon which any of the funds of the Company are invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any funds, securities or effects are deposited, or for any loss occasioned by error of judgment or oversight on the part of such person, or for any other loss, damage or misfortune whatsoever which happens in the execution of the duties of such person or in relation thereto.

Name of Subscriber

/s/ Charles S. Reagh
Dated at Halifax, Nova Scotia the 20th day of August, 2001.

Witness to above signature:
/s/ Kimberly A. Bungay
Halifax, Nova Scotia

DOMINION ENERGY TECHNOLOGIES, INC.
ARTICLES OF INCORPORATION

ARTICLE I
NAME

1.1 The name of the Corporation is Dominion Energy Technologies, Inc. (hereinafter referred to as the "Company").

ARTICLE II
PURPOSE

2.1 The Company is organized to engage in any lawful business not required by the Virginia Stock Corporation Act to be stated in the Articles of Incorporation.

ARTICLE III
AUTHORIZED SHARES

3.1 Number and Designation. The number and designation of shares that the Company shall have authority to issue and the par value per share are as follows:

Class	Number of Shares	Par Value
Common	25,000	$10,000

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to (i) any shares of any class of the Company, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

3.3 Voting; Distribution. The holders of the Common Shares shall have unlimited voting rights and are entitled to receive distributions, including dividends, when declared by the Board of Directors and the net assets of the Company upon the liquidation, dissolution or winding up of the affairs of the Company.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

4.1 The name of the corporation's initial registered agent is Commonwealth Legal Services Corporation. The initial registered agent is a professional corporation registered under Section 54.1-3902, Code of Virginia. The corporation's initial registered office address, which is the business address of the initial registered agent, is 4701 Cox Road, Suite 301, Glen Allen, Virginia 23060-6802. The registered office is physically located in the county of Henrico.

ARTICLE V
LIMIT ON LIABILITY AND INDEMNIFICATION

5.1 Definitions. For purposes of this Article the following definitions shall apply:

(i) "Company" means this Corporation only and no predecessor entity or other legal entity;

(ii) "expenses" include counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification;

(iii) "liability" means the obligation to pay a judgment, settlement, penalty, fine, or other such obligation, including, without limitation, any excise tax assessed with respect to an employee benefit plan;

(iv) "legal entity" means a corporation, partnership, joint venture, trust, employee benefit plan or other enterprise;

(v) "predecessor entity" means a legal entity the existence of which ceased upon its acquisition by the Company in a merger or otherwise; and

(vi) "proceeding" means any threatened, pending, or completed action, suit, proceeding or appeal whether civil, criminal, administrative or investigative and whether formal or informal.

5.2 Limit on Liability. In every instance in which the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of liability of directors or officers of a corporation to the corporation or its shareholders, the directors and officers of this Company shall not be liable to the Company or its shareholders.

5.3 Indemnification of Directors and Officers. The Company shall indemnify any individual who is, was or is threatened to be made a party to a proceeding (including a proceeding by or in the right of the Company) because such individual is or was a director or officer of the Company or because such individual is or was serving the Company, or any other legal entity in any capacity at the request of the Company while a director or officer of the Company, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's willful misconduct or knowing violation of the criminal law. Service as a director or officer of a legal entity controlled by the Company shall be deemed service at the request of the Company. The determination that indemnification under this Section 5.3 is permissible and the evaluation as to the reasonableness of expenses in a specific case shall be made, in the case of a director, as provided by law, and in the case of an officer, as provided in Section 5.4 of this Article; provided, however, that if a majority of the directors of the Company has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the person claiming indemnification, be made by special legal counsel agreed upon by the Board of Directors and such person. Unless a determination has been made that indemnification is not permissible, the Company shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director's or officer's ability to make repayment. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make such director or officer ineligible for indemnification. The Company is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Section 5.3.

5.4 Indemnification of Others. The Company may, to a lesser extent or to the same extent that it is required to provide indemnification and make advances and reimbursements for expenses to its directors and officers pursuant to Section 5.3, provide indemnification and make advances and reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities, and any person serving any other legal entity in any capacity at the request of the Company, and may contract in advance to do so. The determination that indemnification under this Section 5.4 is permissible, the authorization of such indemnification and the evaluation as to the reasonableness of expenses in a specific case shall be made as authorized from time to time by general or specific action of the Board of Directors, which action may be taken before or after a claim for indemnification is made, or as otherwise provided by law. No person's rights under Section 5.3 of this Article shall be limited by the provisions of this Section 5.4.

5.5 Miscellaneous. The rights of each person entitled to indemnification under this Article shall inure to the benefit of such person's heirs, executors and administrators. Special legal counsel selected to make determinations under this Article may be counsel for the Company. Indemnification pursuant to this Article shall not be exclusive of any other right of indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Company and indemnification under policies of insurance purchased and maintained by the Company or others. However, no person shall be entitled to indemnification by the Company to the extent such person is indemnified by another, including an insurer. The Company is authorized to purchase and maintain insurance against any liability it may have under this Article or to protect any of the persons named above against any liability arising from their service to the Company or any other legal entity at the request of the Company regardless of the Company's power to indemnify against such liability. The provisions of this Article shall not be deemed to preclude the Company from entering contracts otherwise permitted by law with any individuals or legal entities, including those named above. If any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article, and to this end the provisions of this Article are severable.

5.6 Amendments. No amendment, modification or repeal of this Article shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

ARTICLE VI
DIRECTORS

6.1 The number of directors of the Company may be fixed by the bylaws.

6.2 The number of directors constituting the initial board of directors is four. The names and addresses of each person who is to serve as the initial directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:
NAME	ADDRESS
Thomas N. Chewning	120 Tredegar Street Richmond, VA 23219
G. Scott Hetzer	120 Tredegar Street Richmond, VA 23219
Thomas F. Farrell, II	120 Tredegar Street Richmond, VA 23219
John A. Shaw	120 Tredegar Street Richmond, VA 23219

Dated: _4/19/01___	By: /s/ Mark O. Webb_______________ Mark O. Webb, Incorporator

DOMINION ENERGY TECHNOLOGIES, INC.

BYLAWS

EFFECTIVE APRIL 20, 2001

DOMINION ENERGY TECHNOLOGIES, INC.
A Virginia Corporation

BYLAWS

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the first Friday in May of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing or reproduced from an electronic transmission, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. The form of written consent may include an electronic transmission. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws. The Board shall exercise its powers and take all actions in accordance with the Public Utility Holding Company Act of 1935 including Rule 58 of the General Rules and Regulations promulgated thereunder.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing or reproduced from an electronic transmission, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. The form of written consent may include an electronic transmission. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled, upon written request, to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

Prescribed by J. Kenneth Blackwell
Please obtain fee amount and mailing instructions from the Forms
Inventory List (using the 3 digit form # located at the bottom of this form).
To obtain the Forms Inventory List or for assistance, please call Customer Service:
Central Ohio: (614)-466-3910 Toll Free: 1-877-S0S-FILE (1-877-767-3453)

ARTICLES OF INCORPORATION

(Under Chapter 1701 of the Ohio Revised Code)
Profit Corporation

The undersigned, desiring tofonn a corporation, for profit, under Sections 1701.01 et seq. of the Ohio Revised Code, do hereby state the following:

FIRST. The name of said corporation shall be:
DOMINION OHIO ES, INC.

SECOND. The place in Ohio where its principal office is to be located is:
1717 East Ninth Street, Cleveland                      , Cuyahoga                          County, Ohio
               (city, village or township)

THIRD. The purpose(s) for which this corporation is formed is:
To hold Dominion Resources. Inc.'s interest in Dominion Ohio ES. Inc.. and to pursue other lawfully allowed purposes.

FOURTH. The number of shares which the corporation is authorized to have outstanding is: 1,000
(Please state whether shares are common or preferred, and their par value, if any. Shares will be recorded as common with no par value unless otherwise indicated.)

IN WITNESS WHEREOF, we have hereunto subscribed our names, on May 25, 2001
                                                                                                                          (date)

Signature: /s/ E. J. Marks, III , Incorporator Name: /s/ E. J. Marks, III
Signature: , Incorporator Name: :
Signature: , Incorporator Name: :

OPERATING AGREEMENT
of
Dominion Ohio ES, LLC

This Operating Agreement (this "Agreement") is made as of June 1, 2001 by and between the undersigned members of Dominion Ohio ES, LLC, an Ohio limited liability company (the "Company").

RECITALS

The Company was formed as an Ohio limited liability company on May 25, 2001. The members of the Company are Dominion Ohio ES, Inc., an Ohio corporation, Mark S. Allen and Randall B. Reynolds (collectively, the "Members"). The Members have formed the Company for the purpose of providing engineering services on the terms and conditions set forth below.

ARTICLE I

DEFINITIONS, PURPOSE AND GENERAL MATTERS

1.1 General Definitions. In addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated below:

"Act" shall mean the Ohio Limited Liability Company Act, as it may be amended or replaced from time to time. As of the date of this Agreement, the Act is set forth in sections 1705.01 to 1705.58 of the Ohio Revised Code.

"Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as it may be amended or replaced from time to time.

"Percentage Interest" shall have the meaning set forth in section 3.2 of this Agreement.

References to a specific provision of the Act or the Internal Revenue Code shall be deemed to refer to any successor provision.

1.2 Purpose. The purpose of the Company is limited to providing professional engineering services and engaging in any related or incidental activities.

1.3 Operating Names. The Company may conduct its affairs under its own name and under such assumed names as may be approved in accordance with this Agreement.

1.4 Qualifications in Other Jurisdictions. If required by law, the Company shall promptly qualify to transact business in any jurisdictions other than Ohio in which it transacts business.

1.5 Limited Liability. No Member, and no manager or agent of the Company, shall have any personal obligation for any liabilities of the Company, to the maximum extent that such limitation on liability is permitted by the Act.

1.6 Engineering Matters. The Members shall cause the Company to comply with all requirements of state law regarding the Company's authority to perform engineering services, including but not limited to any requirement that a professional engineer be designated by the Company as being in responsible charge with respect to the Company or its operations. The Company hereby designates Mark S. Allen and Randall B. Reynolds as being in responsible charge for such purpose.

1.7 Devotion to the Company. The Members acknowledge and agree that they have existing obligations which are not related to the Company and which may limit the time, effort, resources and attention devoted by the Members to the Company.

ARTICLE II

MANAGEMENT

2.1 Managers. The management of the Company is hereby reserved to the Members, and each Member shall be a manager of the Company (a "Manager").

2.2 Voting by Managers. Unless this Agreement expressly provides otherwise, the Managers shall be entitled to take those management actions and to implement those management decisions that are approved by the affirmative vote of more than fifty percent (50%) of the Managers. For this purpose, a quorum shall consist of all Managers and the number of votes that may be cast by a Manager on each action or decision submitted for approval shall equal such Manager's Percentage Interest as a Member.

2.3 General Authority of Managers.

(a) Subject to the limitations contained in this Agreement, the Managers shall have the authority to act on behalf of the Company to the maximum extent permitted by the Act. Such authority shall include, without limitation, the authority to take each of the following actions: (1) execute contracts, and other instruments or documents, on behalf of the Company as may be necessary or appropriate for its operations or activities; (2) open, maintain and close bank accounts on behalf of the Company; (3) sign checks payable by the Company and approve disbursements of funds by the Company; and (4) supervise, manage and evaluate services provided by the Company.

(b) Without limiting the scope of the foregoing, the Managers shall be entitled to appoint and remove any officers of the Company ("Officers") and to establish the authority and duties of the Officers. The parties acknowledge and agree that the Officers also may hold offices in corporations, including but not limited to corporations affiliated with a Member.

2.4 Limitation on Authority of Managers. The Managers shall be prohibited from taking any of the following actions without their prior written and unanimous consent:

(a) approving or executing any contract or instrument that is outside the ordinary course of business, or that would require a total payment from or to the Company of more than $50,000;

(b) settling or compromising any claim or dispute that involves the Company and that seeks a total payment or transfer of more than $50,000;

(c) changing the purpose of the Company, its legal name or any assumed name;

(d) causing or permitting the Company (1) to violate any requirement of Ohio law regarding the performance of engineering services by the Company, or (2) to terminate or revoke any license held by the Company to perform such services;

(e) causing the Company to demand additional funds from the Members, whether through capital contributions or loans;

(f) filing or consenting to any bankruptcy petition by or against the Company, or making any assignment for the benefit of creditors of the Company;

(g) filing or changing any tax election regarding the classification of the Company as a particular type of entity for federal or state income tax purposes;

(h) any action that would result in the merger of the Company or in a sale (or other transfer) of all, or substantially all, of its assets outside the ordinary course of business;

(i) any action that would result in the dissolution of the Company or in the termination of its legal existence; or

(j) any action that, pursuant to the express provisions of this Agreement or the Act, is prohibited without the unanimous approval of the Members.

2.5 Expenses and Reimbursement. The Company shall be responsible for all expenses, costs and liabilities arising from the management, organization or operation of the Company in accordance with this Agreement ("Company Expenses"). Each Member and Manager shall be entitled to receive prompt reimbursement from the Company to the extent, if any, that such Member or Manager incurs any Company Expenses, unless such Company Expenses arose from a violation of this Agreement, gross negligence, willful misconduct or a knowing violation of criminal law.

2.6 Compensation. No salaries, fees or other compensation shall be paid by the Company to the Managers for their management services on behalf of the Company.

ARTICLE III

CAPITAL CONTRIBUTIONS AND RELATED MATTERS

3.1 Contributions of Capital. Each Member's capital contribution to the Company is shown on Exhibit A to this Agreement, which shall be amended promptly by the Managers (as necessary) to indicate any additional contributions of capital. The Managers shall determine the amount, frequency and due dates of additional contributions of capital, if any, by their unanimous agreement.

3.2 Percentage Interests. Each Member's percentage interest in the Company, and in the income, gain, profits, losses, expenses, deductions and other economic items of the Company (a "Percentage Interest"), is shown on Exhibit A to this Agreement, which shall be amended promptly by the Managers (as necessary) to indicate any changes in the Percentage Interests. All allocations and distributions from the Company to the Members shall be made in proportion to their respective Percentage Interests, unless this Agreement or applicable law expressly requires a different allocation or distribution.

3.3 Capital Accounts. If required by the Internal Revenue Code, the Company shall maintain a separate capital account for each Member in accordance with the Internal Revenue Code (a "Capital Account"). In such event, the Members shall have no right to receive interest with respect to their Capital Accounts, to withdraw or borrow money from their Capital Accounts, or to pledge, or otherwise encumber, any part of their Capital Accounts.

3.4 Other Funds. A Member shall not be permitted to make an additional capital contribution or loan to the Company without the prior written consent of each other Member. Any loan from a Member to the Company shall be made on commercially reasonable terms and conditions, and shall not be treated as a capital contribution.

3.5 Distributions. The Company shall not make any distributions of cash or other property without the unanimous agreement of the Managers, subject to any express provisions of this Agreement, the Act or other applicable law regarding distributions. The Members acknowledge and agree that the preceding restriction on distributions is necessary for the business of the Company and may have adverse federal and state income tax consequences in the event that the Company is classified as a partnership for such tax purposes.

ARTICLE IV

ADMISSION AND WITHDRAWAL OF MEMBERS

4.1 General Matters. Any transaction that is subject to this Article and that fails to comply with its provisions in any way shall be ineffective and void. Each Member shall be entitled, in such Member's sole discretion, to withhold consent under this Article for any reason or no reason.

4.2 Limitations on the Company. The Company shall not grant, offer or issue any membership interest in the Company to any person or entity, and shall not admit such person or entity as a Member, whether in addition to the existing Members or in replacement of a Member or Members, unless each of the following requirements is satisfied:

(a) each Member grants prior written consent to the admission of such person or entity as a Member;

(b) such person or entity executes a counterpart signature page to this Agreement and makes all required capital contributions to the Company; and

(c) the Company receives an opinion from its legal counsel, satisfactory to the Company in form and substance, confirming that the proposed transaction would not violate any applicable laws, including but not limited to state or federal securities laws, or any state laws regarding the performance of engineering services.

    4.3 Limitation on Transfers By Members. Subject to section 4.4 of this Agreement, each Member shall be prohibited from assigning, selling, exchanging or otherwise transferring such Member's interest in the Company unless all of the following requirements are satisfied:

(a) each other Member receives full disclosure of the proposed transaction and grants prior written consent thereto;

(b) the prospective transferee executes a counterpart signature page to this Agreement and tenders full payment of the price for such interest; and

(c) the Company receives an opinion from its legal counsel, satisfactory to the Company in form and substance, confirming that the proposed transaction would not violate any applicable laws, including but not limited to state or federal securities laws, or any state laws regarding the performance of engineering services.

4.4 Option Transfers. The Members hereby acknowledge and agree that (a) they are parties to a certain Option Agreement, dated as of the date hereof and executed by each of the Members (the "Option Agreement"); (b) the Option Agreement provides for the transfer of membership interests in the Company pursuant to certain call and put options; and (c) all of the Members consent to such transfers in accordance with the Option Agreement.

4.5 Effect of Transfer. If a Member transfers such Member's entire interest in the Company in accordance with this Agreement or the Option Agreement, such transfer shall operate, upon completion, as the complete resignation or withdrawal of the Member from the Company.

4.6 Withdrawal. Each Member shall be prohibited from voluntarily withdrawing from the Company, or from otherwise redeeming such Member's interest in the Company, except as the result of a permitted assignment or other transfer of such Member's interest in the Company in accordance with this Agreement or the Option Agreement.

4.7 Limitation on Encumbrances. Each Member shall be prohibited from pledging, granting a security interest in, or otherwise encumbering such Member's interest in the Company, or any part thereof, without the prior written consent of each other Member, except in connection with that certain Loan and Security Agreement, dated as of the date hereof and executed by each of the Members (the "Loan Agreement").

ARTICLE V

TAX MATTERS

5.1 Tax Classification. The Members intend, based on the Option Agreement and the Loan Agreement, that the Company shall be disregarded as a separate entity for federal and state income tax purposes.

5.2 Tax Filings. The Company shall make such filings as may be required to maintain its status as a disregarded entity for federal and state income tax purposes.

ARTICLE VI

INDEMNIFICATION AND REIMBURSEMENT

6.1 Definitions. As used in this Article, the term "Indemnified Party" means each Member, each Manager, and (to the extent applicable) each owner, employee, director and officer of a Member or a Manager.

6.2 Indemnification. The Company shall indemnify and protect each Indemnified Party against any and all claims, liabilities, costs and expenses (including but not limited to reasonable legal fees and costs) arising directly or indirectly from any suit, action, investigation or other proceeding (whether formal or informal) that both (a) is brought or threatened against an Indemnified Party; and (b) is based on the acts or omissions of such Indemnified Party on behalf of the Company, unless such acts or omissions arose from a violation of this Agreement, gross negligence, willful misconduct or a knowing violation of criminal law. The Company shall have no obligation to indemnify an Indemnified Party to the extent, if any, that the Indemnified Party is entitled to be indemnified by another source, such as, without limitation, an insurance company.

6.3 Reimbursement. If an Indemnified Party incurs or pays any indemnified cost, the Company shall reimburse the Indemnified Party for the full amount of such indemnified cost.

Such reimbursement shall be due promptly after the Company receives each of the following: (a) a written request for reimbursement from the Indemnified Party; (b) all information necessary to establish the nature and amount of the indemnified cost that was incurred or paid by the Indemnified Party; and (c) a written agreement by the Indemnified Party to repay such reimbursement if the Company subsequently determines that the Indemnified Party was not entitled to indemnification, or if the Indemnified Party subsequently receives reimbursement from another source, such as, without limitation, an insurance company.

ARTICLE VII

DISSOLUTION

7.1 Events of Dissolution. The Company shall dissolve upon the occurrence of any of the following events: (a) the unanimous agreement of the Members; (b) the sale (or other transfer) of all, or substantially all, of the assets of the Company outside the ordinary course of business; or (c) any other event that causes dissolution of the Company under the Act.

7.2 Winding Up of Affairs. Upon the dissolution of the Company, the Managers shall wind up the affairs of the Company. The Managers shall determine the time, place, manner and other terms of any sales involving the Company's assets, with due regard to the activity and the condition of the Company and the relevant market and economic conditions.

7.3 Final Distributions. Upon the dissolution of the Company, and subject to the requirements of the Act, the Managers shall distribute the assets of the Company in the following order of priority:

(a) first, to any creditors of the Company;

(b) second, to known and reasonably estimated costs of dissolution and winding up;

(c) third, to any reserves established by the Managers, in their sole discretion, for contingent liabilities of the Company; and

(d) fourth, to the Members in proportion to their respective Percentage Interests.

7.4 Filing of Certificate of Cancellation. Following the winding up of the Company, the Managers shall be responsible for filing a Certificate of Dissolution on behalf of the Company with the Ohio Secretary of State, together with any other documents required to terminate the Company and its legal existence.

ARTICLE VIII

ADMINISTRATION

8.1 Offices. The Company's agent for service of process, as required by the Act, shall be as designated in the written appointment that accompanied its Articles of Organization. The Managers shall be entitled to change such designations from time to time, subject to any requirements of the Act.

8.2 Information and Records. The Company shall keep accurate and complete information and records at its principal office, in accordance with section 1705.28 of the Act (the "Company Records").

8.3 Inspection. Upon prior notice to the Company of at least two (2) business days, any Member or designated representative of a Member shall be entitled to inspect the Company Records, during ordinary business hours, and to make copies thereof at the expense of such Member.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1 Notices. All notices and other communications with respect to this Agreement shall be in writing and shall be delivered, as applicable, to the Company at its principal place of business or to a Member at the address shown in the membership records of the Company. Each notice or other communication that satisfies the requirements set forth above shall be deemed to have been properly given or delivered: (a) on the fifth business day after being mailed by

United States certified mail, return receipt requested, postage prepaid; (b) on the day when delivered by hand; (c) on the first business day after being deposited with a national overnight courier; or (d) on the day when transmitted by facsimile with confirmation of receipt or successful transmission. A party to this Agreement may elect to receive notices or communications at a different address by notifying each other party in accordance with the preceding requirements.

9.2 Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Ohio, without regard to any provisions or principles relating to choice of law.

9.3 Other Agreements. Any prior operating agreements with respect to the Company, whether oral or written, have been merged and integrated into this Agreement and are superseded by this Agreement.

9.4 Modifications and Waivers. Modifications of this Agreement shall not be binding, valid or enforceable unless they are approved in writing by each of the parties. Any modification or waiver of a provision in this Agreement shall be limited to that provision and the occasion on which it occurred, and shall not be construed as a modification or waiver with respect to any other provision or occasion. No modification or waiver shall be deemed to exist as the result of any delay, inaction or oral statement by a party.

9.5 Enforceable Provisions. All provisions in this Agreement are severable and each valid and enforceable provision shall remain in full force and effect, regardless of any judicial or other official determination that certain provisions are invalid or unenforceable.

9.6 Captions and Headings. Captions and headings are used in this Agreement for convenience only and shall not affect its interpretation or enforcement. Terms such as "hereof," "hereby," "hereto," "herein" and "hereunder" shall be deemed to refer to this Agreement as a whole, rather than to any particular provision.

9.7 Successors. This Agreement shall be binding upon, and enforceable against, the parties and all of their permitted assignees and successors in title or interest.

9.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute, when taken together, a single instrument.

WITNESS the following signatures:

Dominion Ohio ES, Inc. an Ohio corporation
By:_/s/ James T. Earwood, Jr.__ Name:_James T. Earwood, Jr.____ Title:_Senior Vice President___
___/S/ Mark S. Allen___________ Mark S. Allen
___/s/ Randall B. Reynolds_____ Randall B. Reynolds

DOMINION TECHNICAL SOLUTIONS, INC.
ARTICLES OF INCORPORATION

ARTICLE I
NAME

1.1 The name of the Corporation is Dominion Technical Solutions, Inc. (hereinafter referred to as the "Company").

ARTICLE II
PURPOSE

2.1 The Company is organized to engage in any lawful business not required by the Virginia Stock Corporation Act to be stated in the Articles of Incorporation.

ARTICLE III
AUTHORIZED SHARES

3.1 Number and Designation. The aggregate number and designation of shares that the Company shall have authority to issue is 1,000 shares of Common Stock without par value.

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to (i) any shares of any class of the Company, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

3.3 Voting; Distribution. The holders of the Common Shares shall have unlimited voting rights and are entitled to receive distributions, including dividends, when declared by the Board of Directors and the net assets of the Company upon the liquidation, dissolution or winding up of the affairs of the Company.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

           4.1 The name of the Company's initial registered agent is Commonwealth Legal Services Corporation. The initial registered agent is a domestic corporation authorized to transact business in Virginia. The Company's initial registered office address, which is the business address of the initial registered agent, is 4701 Cox Road, Suite 301, Glen Allen, Virginia 23060-6802. The registered office is physically located in the county of Henrico.

ARTICLE V
LIMIT ON LIABILITY AND INDEMNIFICATION

5.1 Definitions. For purposes of this Article the following definitions shall apply:

(i) "Company" means the Company only and no predecessor entity or other legal entity;

(ii) "expenses" include counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification;

(iii) "liability" means the obligation to pay a judgment, settlement, penalty, fine, or other such obligation, including, without limitation, any excise tax assessed with respect to an employee benefit plan;

(iv) "legal entity" means a corporation, partnership, joint venture, trust, employee benefit plan or other enterprise;

(v) "predecessor entity" means a legal entity the existence of which ceased upon its acquisition by the Company in a merger or otherwise; and

(vi) "proceeding" means any threatened, pending, or completed action, suit, proceeding or appeal whether civil, criminal, administrative or investigative and whether formal or informal.

5.2 Limit on Liability. In every instance in which the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of liability of directors or officers of a corporation to the corporation or its shareholders, the directors and officers of this Company shall not be liable to the Company or its shareholders.

5.3 Indemnification of Directors and Officers. The Company shall indemnify any individual who is, was or is threatened to be made a party to a proceeding (including a proceeding by or in the right of the Company) because such individual is or was a director or officer of the Company or because such individual is or was serving the Company, or any other legal entity in any capacity at the request of the Company while a director or officer of the Company, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's willful misconduct or knowing violation of the criminal law. Service as a director or officer of a legal entity controlled by the Company shall be deemed service at the request of the Company. The determination that indemnification under this Section 5.3 is permissible and the evaluation as to the reasonableness of expenses in a specific case shall be made, in the case of a director, as provided by law, and in the case of an officer, as provided in Section 5.4 of this Article; provided, however, that if a majority of the directors of the Company has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the person claiming indemnification, be made by special legal counsel agreed upon by the Board of Directors and such person. Unless a determination has been made that indemnification is not permissible, the Company shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director's or officer's ability to make repayment. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make such director or officer ineligible for indemnification. The Company is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Section 5.3.

5.4 Indemnification of Others. The Company may, to a lesser extent or to the same extent that it is required to provide indemnification and make advances and reimbursements for expenses to its directors and officers pursuant to Section 5.3, provide indemnification and make advances and reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities, and any person serving any other legal entity in any capacity at the request of the Company, and may contract in advance to do so. The determination that indemnification under this Section 5.4 is permissible, the authorization of such indemnification and the evaluation as to the reasonableness of expenses in a specific case shall be made as authorized from time to time by general or specific action of the Board of Directors, which action may be taken before or after a claim for indemnification is made, or as otherwise provided by law. No person's rights under Section 5.3 of this Article shall be limited by the provisions of this Section 5.4.

5.5 Miscellaneous. The rights of each person entitled to indemnification under this Article shall inure to the benefit of such person's heirs, executors and administrators. Special legal counsel selected to make determinations under this Article may be counsel for the Company. Indemnification pursuant to this Article shall not be exclusive of any other right of indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Company and indemnification under policies of insurance purchased and maintained by the Company or others. However, no person shall be entitled to indemnification by the Company to the extent such person is indemnified by another, including an insurer. The Company is authorized to purchase and maintain insurance against any liability it may have under this Article or to protect any of the persons named above against any liability arising from their service to the Company or any other legal entity at the request of the Company regardless of the Company's power to indemnify against such liability. The provisions of this Article shall not be deemed to preclude the Company from entering into contracts otherwise permitted by law with any individuals or legal entities, including those named above. If any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article, and to this end the provisions of this Article are severable.

5.6 Amendments. No amendment, modification or repeal of this Article shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

ARTICLE VI
DIRECTORS

6.1 The number of directors of the Company may be fixed by the bylaws.

6.2 The number of directors constituting the initial board of directors is one, and the name and address of such person who is to serve as the initial director until the first annual meeting of the shareholders or until a successor is elected and qualified is:
NAME	ADDRESS
Edgar M. Roach, Jr.	701 East Cary Street Richmond, Virginia 23219
Dated: 4/15/02___	By:/s/ E. J. Marks, III E. J. Marks, III, Incorporator

DOMINION TECHNICAL SOLUTIONS, INC.

BYLAWS

EFFECTIVE APRIL 16, 2002

DOMINION TECHNICAL SOLUTIONS, INC.
A Virginia Corporation

BYLAWS

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the third Friday in April of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing or reproduced from an electronic transmission, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. The form of written consent may include an electronic transmission. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing or reproduced from an electronic transmission, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. The form of written consent may include an electronic transmission. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

ARTICLES OF INCORPORATION, AS AMENDED

And In Effect on July 29, 1999

OF

VIRGINIA POWER FUEL CORPORATION

I.

Name

The name of the Corporation is Virginia Power Fuel Corporation.

II.

Purpose

The purpose for which the Corporation is formed is to transact any or all lawful business, not required to be specifically stated in these Articles of Incorporation, for which corporations may be incorporated under the Virginia Stock Corporation Act.

III.

Stock

1. The Corporation shall have authority to issue 5,000 shares of Common Stock without par value.

2. Dividends may be paid upon the Common Stock out of any assets of the Corporation available for dividends. The Board of Directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other proper purpose or purposes and to reduce, abolish or add to any such reserve or reserves from time to time as the Board of Directors may deem to be in the interests of the Corporation. The Board of Directors shall likewise have power to determine in its discretion what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared as dividends and paid to the stockholders of the Corporation.

3. Except as provided in Article V hereof, the holders of the Common stock shall have the sole full power to vote for the election of Directors and for all other purposes without limitation. Each holder of record of outstanding shares of stock shall be entitled, as to all matters in respect of which such stock has voting power, to one vote for each share of such stock held by him, as shown by the stock books of the Corporation, and may cast such vote in person or by proxy. Except as expressly provided herein or mandatorily provided by the laws of the Commonwealth of Virginia, a quorum at any meeting shall consist of a majority of the shares outstanding, and a plurality vote of the quorum shall govern.

4. The Corporation may from time to time purchase or otherwise acquire for a consideration or redeem (if permitted by the terms thereof) shares of Common Stock or shares of any other class of stock hereafter created and any shares so purchased or acquired may be held or disposed of by the Corporation from time to time for its corporate purposes or may be retired as provided by law.

5. The number of authorized shares of capital stock of the Corporation or the amount of capital represented thereby may be increased or decreased in the manner and subject to the conditions and limitations prescribed by the laws of the Commonwealth of Virginia, as they now and may hereafter exist, and subject to the provisions hereinafter contained.

6. Any and all shares of Common Stock of the Corporation, at the time authorized but not issued and outstanding, may be issued and disposed of by the Board of Directors of the Corporation in any lawful manner, at any time and from time to time, for such consideration as may be fixed by the Board of Directors of the Corporation.

7. The Board of Directors of the Corporation may, by resolution, determine that only a part of the consideration which it is to receive for any shares of stock which it shall issue shall be capital and that the balance of such consideration (not greater, however, than the excess of such consideration over the par value, if any, of the shares) shall be capital surplus of the Corporation.

IV.

Initial Registered Office

The initial registered office of the Corporation shall be located at One James River Plaza in the City of Richmond, and the initial registered agent shall be Laurence M. Hamric, who is a resident of Virginia and a member of the Virginia state Bar, and whose business address is the same as the address of the initial registered office.

V.

Directors

1. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than ten Directors, the exact number of Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Directors then in office. Each Director shall hold office until the next annual meeting and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. No decrease in the number of directors shall shorten the term of any incumbent Director.

2. If the office of any Director shall become vacant, the Directors at the time in office, whether or not a quorum, may, by majority vote of the Directors then in office, choose a successor who shall hold office until the next annual meeting of stockholders. Vacancies resulting from the increase in the number of Directors shall be filled in the same manner.

VI.

Limit on Liability and Indemnification

1. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a Director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages.

2. To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Corporation shall indemnify a Director or officer of the Corporation who is or was a party to any proceeding by reason of the fact that he is or was such a Director or officer or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify any Director or officer.

3. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Corporation to indemnify or contract in advance to indemnify any person not specified in Section 2 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to who indemnification is granted in Section 2.

4. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

5. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Section 2 of this Article VI shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee and the nominees shall select the special legal counsel.

6. The provisions of this Article VI shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act before or after the adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to the amendment, modification or repeal.

7. Reference herein to Directors, officers, employees or agents shall include former Directors, officers, employees and agents and their respective heirs, executors and administrators.

VIRGINIA POWER FUEL CORPORATION
BYLAWS

Amended and Restated
Effective May 1, 1999

ARTICLE I. MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), any Chief Executive Officer, any President or the Board of Directors. The Board may delegate to the Secretary or another officer of the Company the right to fix a meeting date based on specified parameters.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the persons specified in Section 2.12 shall preside, or, if none be present, a chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the chairman of the meeting shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the third Friday in April of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, any Chief Executive Officer, any President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. The Board may delegate to the Secretary or another officer of the Corporation the right to fix a record date based on specified parameters. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

If not otherwise fixed pursuant to the provisions of this Section, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the Section 1.9.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United State mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

1.10 Inspectors of Election. The chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II. DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent directors. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, any Chief Executive Officer, any President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, any Chief Executive Officer, any President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he or she may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy, facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

2.12 Chairman of the Board of Directors and Vice Chairman. The Chairman of the Board of Directors shall preside at the meeting of the Board of Directors. He or she may call meetings of the Board of Directors and of any Committee thereof whenever he or she deems it necessary. If a Chairman has not been elected, the Board of Directors may elect a Chairman of the meeting. He or she shall call to order, and act as chairman of, all meetings of the shareholders and prescribe rules of procedure therefor. He or she shall perform the duties commonly incident to his or her office and such other duties as the Board of Directors shall designate from time to time.

In the absence of the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, if one has been elected, shall perform his or her duties. The Vice Chairman, if any, shall also perform the duties commonly incident to his or her office and such other duties as the Board of Directors shall designate from time to time. In the absence of the Vice Chairman of the Board of Directors, or if no Vice Chairman has been elected, his or her duties shall be performed by a Chief Executive Officer of the Corporation. If more than one Chief Executive Officer has been appointed, the Chairman shall from time to time designate the order in which such chief executive officers shall serve in the event of such absences.

ARTICLE III. OFFICERS

3.1 Officers. The Board of Directors shall appoint such officers of the Corporation with such titles and duties as the Board in its discretion may determine. The Chairman of the Board of Directors and the Vice Chairman, if one is elected, shall be officers unless they are not full-time employees of the Corporation. The officers and the Chairman of the Board shall be elected or appointed by the Board of Directors after each election of directors by the shareholders, and a meeting of the Board of Directors may be held without notice for the purpose of electing officers following the annual meeting of the shareholders. The foregoing shall not preclude the Board from electing individual officers at any regular or special meeting of the Board of Directors.

The Board of Directors may appoint one or more Chief Executive Officers, Presidents, Chief Operating Officers, Chief Financial Officers, Treasurers and Controllers and other officers with such titles, powers and duties with respect to the Corporation and its operating divisions as the Board of Directors may prescribe. Except as otherwise prescribed by the Board of Directors, such officers shall have the power and duties commonly incident to their offices. Where more than one such Chief Executive Officer or Chief Financial Officer has been so appointed, each shall be authorized to execute documents on behalf of the Corporation as its chief executive officer or chief financial officer, as the case may be, for purposes of filing the same with governmental or regulatory authorities including, without limitation, the State Corporation Commission of the Commonwealth of Virginia and the Securities and Exchange Commission.

The officers appointed by the Board of Directors shall include a Secretary who shall perform the duties as are commonly incident to such office.

The Board of Directors, in its discretion, may appoint one or more Executive Vice Presidents, Senior Vice Presidents or Vice Presidents and one or more assistant officers to any of the officers it appoints with the exception of any Chief Executive Officers, Presidents, Chief Operating Officers or Chief Financial Officers, and may appoint such other officers or agents as it may deem advisable and prescribe their powers and duties. Unless otherwise provided by the Board, any such officer or agent shall have the powers and duties commonly incident to his office.

Except as otherwise provided by the Board of Directors, each Chief Executive Officer, President, Executive Vice President, Senior Vice President and Vice President shall have authority to sign certificates of stock, bonds, deeds and contracts and to delegate such authority in such manner as may be approved by a Chief Executive Officer or President.

3.2 Eligibility of Officers. The Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, any Chief Executive Officer and any President of the Corporation may be elected Director(s). The office of Chief Executive Officer may be held by a person who does not also hold the office of President. In the case where a Chief Executive Officer who is not a President has been appointed by the Board of Directors, any President also appointed shall not be chief executive officer, but shall have such other powers and responsibilities as are prescribed by the Board of Directors and these Bylaws. Any person may hold more than one office provided, however, that neither the Secretary, any Treasurer, any Chief Financial Officer or any Controller shall at the same time hold the office of Chairman of the Board of Directors or any office as Chief Executive Officer or President.

3.3 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.4 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.5 Duties of Officers. A Chief Executive Officer, a President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

3.6 Vice Presidents. In the event of the absence or disability of a Chief Executive Officer, the duties and powers of the Chief Executive Officer shall be performed and exercised by the President; and in the event of the absence or disability of a President, the duties and powers of the President shall be performed and exercised by the Executive Vice President, Senior Vice President or Vice President designated to so act by the line of succession provided by the Board of Directors, or if not so provided by the Board of Directors, in accordance with the order of priority set forth below. Where the absent or disabled Chief Executive Officer or President has been appointed for a division, the officers in the line of succession referred to in this Article shall, unless otherwise provided by the Board of Directors, be officers in the corresponding division. The order of priority among Vice Presidents for succession referred to above is:

(a) The Executive Vice Presidents in order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in order of their seniority in age;

(b) The Senior Vice Presidents in order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in order of their seniority in age;

(c) All other Vice Presidents at the principal office of the Corporation in the order of their seniority of first election to such office or if two or more shall have been first elected to such office on the same day, the order of their seniority in age; and

(d) Any other persons that are designated on a list that shall have been approved by the Board of Directors, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

ARTICLE IV. SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by a Chief Executive Officer, a President, an Executive Vice President or a Senior Vice President and by a Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owners of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

4.4 Fractional Shares. The Company may issue fractional shares of any of its classes or series of stock.

ARTICLE V. MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, any Chief Executive Officer, President, Executive Vice President, Senior Vice President, Vice President or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, a Chief Executive Officer, a President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors.

Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

ARTICLES OF INCORPORATION

OF

VIRGINIA POWER SERVICES ENERGY CORP., INC.

I

The name of the Corporation shall be VIRGINIA POWER SERVICES ENERGY CORP., INC. (the "Corporation").

II

The purpose for which the Corporation is formed is to transact any or all lawful business not required to be specifically stated in these Articles for which corporations may be incorporated under the Virginia Stock Corporation Act, as amended from time to time.

III

The number of shares which the Corporation shall have authority to issue shall be 5000 shares of Common Stock, no par value. No holder of shares of any class of the Corporation shall have any preemptive or preferential right to purchase or subscribe to (i) any shares of any class of the Corporation, whether now or hereafter authorized, (ii) any warrants, rights, or options to purchase any such shares; or (iii) any securities or obligations convertible into any such shares or into warrants, rights, or options to purchase any such shares.

IV

The initial registered office shall be located at One James River Plaza, 7th and Cary Streets, Richmond, Virginia 23219, and the initial registered agent shall be J. Kennerly Davis, Jr., who is a resident of Virginia and a director of the Corporation, and whose business address is the same as the address of the initial registered office

V

Unless otherwise fixed in the Bylaws, the number of Directors constituting the initial Board of Directors shall be four (4), and the names and addresses of the persons who are to serve as the initial Directors are as follows:

Robert E. Rigsby One James River Plaza 7th & Cary Streets Richmond, Virginia 23219

Thomas F. Farrell, II One James River Plaza 7th & Cary Streets Richmond, Virginia 23219

John A. Shaw One James River Plaza 7th & Cary Streets Richmond, Virginia 23219

J. Kennerly Davis, Jr. One James River Plaza 7th & Cary Streets Richmond, Virginia 23219

VI

A. In this Article:

"applicant" means the person seeking indemnification pursuant to this Article.

"expenses" includes counsel fees.

"liability" means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

"party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

"proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

B. In any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, no director or officer of the Corporation shall be liable to the Corporation or its shareholders for monetary damages with respect to any transaction, occurrence or course of conduct, whether prior or subsequent to the effective date of this Article, except for liability resulting from such person's having engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

C. The Corporation shall indemnify (i) any person who was or is a party to any proceeding, including a proceeding brought by a shareholder in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, by reason of the fact that he is or was a director or officer of the Corporation, or (ii) any director or officer who is or was serving at the request of the Corporation as a director, trustee, partner or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability incurred by him in connection with such proceeding unless he engaged in willful misconduct or a knowing violation of the criminal law. A person is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. The Board of Directors is hereby empowered, by a majority vote of a quorum of disinterested directors, to enter into a contract to indemnify any director or officer in respect of any proceedings arising from any act or omission, whether occurring before or after the execution of such contract.

D. The provisions of this Article shall be applicable to all proceedings commenced after the adoption hereof by the shareholders of the Corporation, arising from any act or omission, whether occurring before or after such adoption. No amendment or repeal of this Article shall have any effect on the rights provided under this Article with respect to any act or omission occurring prior to such amendment or repeal. The Corporation shall promptly take all such actions, and make all such determinations, as shall be necessary or appropriate to comply with its obligation to make any indemnity under this Article and shall promptly pay or reimburse all reasonable expenses, including attorneys' fees, incurred by any such director or officer in connection with such actions and determinations or proceedings of any kind arising therefrom.

E. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the applicant did not meet the standard of conduct described in sections B or C of this Article.

F. Any indemnification under section C of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the applicant is proper in the circumstances because he has met the applicable standard of conduct set forth in section C.

The determination shall be made:

    By the Board of Directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding;
    If a quorum cannot be obtained under subsection 1 of this section, by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;
    By special legal counsel:
      Selected by the Board of Directors or its committee in the manner prescribed in subsections 1 or 2 of this section; or
      If a quorum of the Board of Directors cannot be obtained under subsection 1 of this section and a committee cannot be designated under subsection 2 of this section, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

    By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

Any evaluation as to reasonableness of expenses shall be made in the same manner as the determination that identification is appropriate, except that if the determination is made by special legal counsel, such evaluation as to reasonableness of expenses shall be made by those entitled under subsection 3 of this section F to select counsel.

Notwithstanding the foregoing, in the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to this Article shall be made by special legal counsel agreed upon by the Board of Directors and the applicant. If the Board of Directors and the applicant are unable to agree upon such special legal counsel the Board of Directors and the applicant each shall select a nominee, and the nominees shall select such special legal counsel.

G.

    The Corporation may pay for or reimburse the reasonable expenses incurred by any applicant who is a party to a proceeding in advance of final disposition of the proceeding or the making of any determination under section C if the applicant furnishes the Corporation:
      a written statement of his good faith belief that he has met the standard of conduct described in section C; and
      a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet such standard of conduct.
    The undertaking required by paragraph b of subsection 1 of this section shall be an unlimited general obligation of the applicant but need not be secured and may be accepted without reference to financial ability to make repayment.
    Authorizations of payments under this section shall be made by the persons specified in section F.

H. The Board of Directors is hereby empowered, by majority vote of a quorum consisting of disinterested Directors, to cause the Corporation to indemnify or contract to indemnify any person not specified in sections B or C of this Article who was, is or may become a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in section C. The provisions of sections D through G of this Article shall be applicable to any indemnification provided hereafter pursuant to this section H.

I. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by him in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.

J. Every reference herein to directors, officers, employees or agents shall include former directors, officers, employees and agents and their respective heirs, executors and administrators. The indemnification hereby provided and provided hereafter pursuant to the power hereby conferred by this Article on the Board of Directors shall not be exclusive of any other rights to which any person may be entitled, including any right under policies of insurance that may be purchased and maintained by the Corporation or others, with respect to claims, issues or matters in relation to which the Corporation would not have the power to indemnify such person under the provisions of this Article. Such rights shall not prevent or restrict the power of the Corporation to make or provide for any further indemnity, or provisions for determining entitlement to indemnify, pursuant to one or more indemnification agreements, bylaws, or other arrangements (including, without limitation, creation of trust funds or security interests funded by letters of credit or other means) approved by the Board of Directors (whether or not any of the directors of the Corporation shall be a party to or beneficiary of any such agreements, bylaws or arrangements); provided, however, that any provision of such agreements, bylaws or other arrangements shall not be effective if and to the extent that it is determined to be contrary to this Article or applicable laws of the Commonwealth of Virginia.

K. Each provision of this Article shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

Dated: May 8, 1998

/s/ Gregory M. Romano____ Incorporator

VIRGINIA POWER SERVICES
ENERGY CORP., INC.

BYLAWS

EFFECTIVE OCTOBER 29, 1998

ARTICLE 1 MEETING OF SHAREHOLDERS	1
1.1 Place and Time of Meetings	1
1.2 Presiding Officer; Secretary	1
1.3 Annual Meeting	1
1.4 Special Meetings	1
1.5 Records Dates	1
1.6 Notice of Meetings	2
1.7 Waiver of Notice; Attendance at Meeting	2
1.8 Quorum and Voting Requirements	3
1.9 Action Without Meeting	3
1.10 Inspectors of Election	3
ARTICLE II DIRECTORS	4
2.1 General Powers	4
2.2 Number; Term and Election	4
2.3 Removal; Vacancies	4
2.4 Annual and Regular Meetings	4
2.5 Special Meetings	5
2.6 Notice of Meetings	5
2.7 Waiver of Notice; Attendance at Meeting	5
2.8 Quorum; Voting	5
2.9 Telephonic Meetings	6
2.10 Action Without Meeting	6
2.11 Compensation	6
ARTICLE III OFFICERS	6
3.1 Officers	6
3.2 Election; Term	6
3.3 Removal of Officers	6
3.4 Duties of Officers	7
ARTICLE IV SHARE CERTIFICATES	7
4.1 Entitlement	7
4.2 Authorization to Issue	7
4.3 Transfer of Shares	7
ARTICLE V MISCELLANEOUS PROVISIONS	7
5.1 Voting of Shares Held	7
5.2 Corporate Seal	8
5.3 Fiscal Year	8
5.4 Amendments	8

Virginia Power Services Energy Corp., Inc.
A Virginia Corporation

BYLAWS

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is no chairman in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the second Tuesday in August of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed after adjournment of the meeting, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors, subject to approval of shareholders, and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

4.4 Fractional Shares. The Company may issue fractional shares.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word ASeal@ and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made by the Board of Directors at any regular or special meeting. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.